                              [Golden Select Logo]

                                 Annual Report

                               ------------------

                                 THE GCG TRUST

                               ------------------

                               DECEMBER 31, 1997

   GoldenSelect products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., Member NASD.

--------------------------------------------------------------------------------
   Table of Contents

                                 THE GCG TRUST

                                                              PAGE
                                                              ----
Chairman's Letter...........................................    1
Portfolio Manager Reports...................................    2
Report of Ernst & Young LLP, Independent Auditors...........   18
Statements of Assets and Liabilities........................   20
Statements of Operations....................................   22
Statements of Changes in Net Assets.........................   24
Financial Highlights:
  Small Cap Series..........................................   28
  All-Growth Series.........................................   29
  Capital Appreciation Series...............................   30
  Value Equity Series.......................................   31
  Rising Dividends Series...................................   32
  Strategic Equity Series...................................   33
  Managed Global Series.....................................   34
  Emerging Markets Series...................................   35
  Hard Assets Series........................................   36
  Real Estate Series........................................   37
  Market Manager Series.....................................   38
  Multiple Allocation Series................................   39
  Fully Managed Series......................................   40
  Limited Maturity Bond Series..............................   41
  Liquid Asset Series.......................................   42
Portfolios of Investments:
  Small Cap Series..........................................   43
  All-Growth Series.........................................   45
  Capital Appreciation Series...............................   47
  Value Equity Series.......................................   48
  Rising Dividends Series...................................   49
  Strategic Equity Series...................................   50
  Managed Global Series.....................................   54
  Emerging Markets Series...................................   59
  Hard Assets Series........................................   62
  Real Estate Series........................................   64
  Market Manager Series.....................................   65
  Multiple Allocation Series................................   66
  Fully Managed Series......................................   69
  Limited Maturity Bond Series..............................   72
  Liquid Asset Series.......................................   74
Notes to Financial Statements...............................   76

DIRECTED SERVICES, INC.
1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 12, 1998

Dear Shareholder of The GCG Trust:

We are pleased to provide you with your December 31, 1997 Annual Report (the "Report") for the GCG Trust (the "Trust") which includes reports from all GoldenSelect Portfolio Managers. 1997 was another solid year for the Trust with assets under management increasing 25% from $1.23 billion to $1.54 billion.

We are pleased to announce that, effective January 2, 1998, ING Investment Management, LLC, an affiliate of Equitable Investment Services, Inc., assumed the portfolio management responsibilities for Market Manager Series, Limited Maturity Bond Series and Liquid Asset Series of the Trust.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about the Series, The GCG Trust or any GoldenSelect product, including charges and expenses, please consult your prospectus. Read it carefully before investing or sending money.

Thank you for your continued support of GoldenSelect and The GCG Trust.

Sincerely,

/s/ Terry L. Kendall
---------------------------
Terry L. Kendall
Chairman
The GCG Trust

                                 THE GCG TRUST
                                SMALL CAP SERIES

The Small Cap Series (the "Series") seeks to achieve long-term capital appreciation. In 1997, the Series returned 10.32% versus a gain of 22.36% for the Russell 2000 Index.

This discrepancy can be attributed to the weak performance of growth stocks relative to value stocks, particularly in the smaller end of the market cap spectrum. The Russell 2000 Growth Index returned a modest 12.95%, compared to a lofty 31.78% for the Russell 2000 Value Index. The Portfolio Manager utilizes a growth- oriented investment style. When growth stocks lag the market, returns of the Series will generally trail the Russell 2000 Index. For investors in small cap growth equities, 1997 consisted of two quarters of euphoric prosperity sandwiched between two quarters of acute volatility. The Series began the year investments such as small cap growth stocks were sold off amid fears that the Federal Reserve Board (the "Fed") would raise interest rates.

During the second quarter, fears of inflation and subsequent Fed action ebbed, and investors could no longer ignore the relative values of small cap growth stocks. The Series came roaring back with second and third quarter returns of 17.18% and 17.56%, respectively. A sizable position in the technology sector helped fuel performance. During the fourth quarter, economic turbulence overseas led to a heightened sense of domestic uncertainty. These conditions triggered an abrupt return to defensive equity investing. Technology stocks with considerable business in Asia, particularly semiconductors, were among the hardest hit. To combat these developments, we liquidated investments in companies that we felt would be significantly impacted. This included a drastic reduction in the portfolio's technology holdings.

We are optimistic about the future of the Series and small cap growth stocks for several reasons. First, the Series is attractively valued; its holdings are selling at a slight premium to the rest of the market, yet they possess much greater earnings growth potential.

Second, compared to large cap stocks, small cap growth stocks are less dependent on foreign markets for revenue. Thus, international events are less likely to affect the earnings of companies in the Series.

Lastly, cash flows into small cap growth funds may increase if investors shift their holdings from international funds to aggressive domestic funds. This would increase the demand for small cap growth stocks.

                          FRED ALGER MANAGEMENT, INC.

                TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

   1. America Online Inc.                        2.3%
   2. Executive Risk Inc.                        2.1%
   3. CBT Group PLC, ADR                         2.1%
   4. Vesta Insurance Group, Inc.                2.1%
   5. Earthgrains Company                        2.0%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR              10.32%
1/31/96 (Inception) 15.17%


                        [MOUNTAIN CHART]

                     Small Cap        Russell 2000      Russell 2000
                     Series           Growth Index         Index*
     "1/3/96"        10000               10000              10000
       "3/96"        11170               10574              10510
       "6/96"        11880               11192              11036
       "9/96"        12120               11097              11073
      "12/96"        12010               11126              11650
       "3/97"        10300                9952              11047
       "6/97"        12070               11698              12838
       "9/97"        14190               13678              14749
      "12/97"        13250               12557              14255

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The comparative index has changed to the Russell 2000 Index. This index provides a broader representation of the stock returns of small U.S. companies.

                     INDUSTRY BREAKDOWN
                        [PIE CHART]

       Retail                              9.4%
       Food and Beverages                  5.3%
       Bio Technology                      5.2%
       Consumer Services                   4.4%
       Transportation/Services             4.4%
       Commercial Services                 4.3%
       Insurance                           4.2%
       Banking - Financial                 3.9%
       Other                              58.9%

                                 THE GCG TRUST
                               ALL-GROWTH SERIES


The All Growth Series (the "Series") seeks capital appreciation. During 1997, the Series had a total return of 5.87%. The Russell Midcap Index had a total return of 29.01% over the same period.

The Series invests in small/mid-cap companies with high rates of earnings growth. In 1997, stocks with these characteristics trailed the broad equity markets by a significant margin. For example, the Russell Top 200 Value Index (large-cap value stocks) had a total return of 35.48%. The Russell Midcap Growth Index (mid- cap growth stocks) and Russell 2000 Growth Index (small-cap growth stocks) produced returns of only 22.54% and 12.95%, respectively.

During the second half of 1996 and first quarter of 1997, small/ mid-cap growth stocks experienced a significant valuation correction relative to large-cap stocks. The Series lost 11.80% during the first quarter of the year.

Small/mid-cap growth stocks rebounded in the second and third quarters of 1997, and the Series gained 29.66%. That sector of the market appeared to be well on track toward recovery. Then prices dropped during the fourth quarter, primarily due to economic problems in Asia. The Series lost 7.43% during the fourth quarter.

Technology companies and several of our energy services companies do a significant amount of business in Asia -- both in terms of manufacturing and final sales. Consequently, the turmoil in Asia had a significantly negative impact on the Series. Energy issues were further impacted by an unusually warm winter and the prospect of renewed oil sales by Iraq.

The Series had an underweighted position in the finance sector which had a negative impact on relative performance. Inflation and long-term interest rates fell throughout the year, creating an environment that was quite favorable for these companies.

This sector also benefited from significant consolidation activity. Several individual holdings generated exceptional returns in 1997. At the end of the year, PeopleSoft, Inc., Bed Bath & Beyond, Inc., and HBO & Company were the largest positions in the portfolio. During 1997, the prices of these stocks appreciated 62.7%, 61.7% and 58.8%, respectively.

Some of the weakest performers include Oxford Health Plans, Inc., Electronics for Imaging, Inc., and Chesapeake Energy Corporation. During 1997, the prices of these stocks dropped 73.4%, 59.6% and 72.8%, respectively.

1997 was a difficult year for small/mid-cap growth investors, but we remain committed to our philosophy. We will continue to invest in the fastest growing small/mid-cap companies we can find.

PILGRIM BAXTER & ASSOCIATES, LTD.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

  1. People Soft Inc.                           3.3%
  2. Bed Bath & Beyond                          3.1%
  3. HBO & Company                              3.1%
  4. Clear Channel Communications               3.0%
  5. Paychex, Inc.                              2.8%


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

     1 YEAR     5.87%
     5 YEAR     4.14%
(INCEPTION)     5.53%

                                [MOUNTAIN GRAPH]

Measurement Period
(Fiscal Year Covered)    All-Growth Series     S&P 500     Russell Midcap Index
1/24/89                  10000                 10000             10000

                         10084                  9979             10140

                         10623                 10858             11067

                         11338                 12019             12122

Dec-89                   10720                 12266             11914

                          9930                 11897             11453

                         10802                 12643             11877

                          9442                 10908              9522

Dec-90                    9933                 11885             10545

                         11366                 13608             12704

                         10686                 13575             12770

                         11985                 14300             13716

Dec-91                   13557                 15497             14922

                         12865                 15107             15154

                         12329                 15393             15122

                         12362                 15879             15711

Dec-92                   13205                 16676             17360

                         12902                 17404             18304

                         13007                 17488             18593

                         14062                 17938             19588

Dec-93                   14071                 18354             19843

                         13505                 17659             19256

                         12540                 17733             18840

                         13201                 18598             19911

Dec-94                   12554                 18595             19428

                         13497                 20403             21450

                         14047                 22348             23245

                         15211                 24123             25306

Dec-95                   15369                 25574             26121

                         16261                 26946             27693

                         15558                 28154             28474

                         14666                 29025             29366

Dec-96                   15281                 31442             31084

                         13478                 32287             30830

                         15886                 37918             35012

                         17475                 40758             39662

Dec-97                   16177                 41928             40102

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 3, 1997, Pilgram Baxter & Associates, Ltd. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers. **The comparative index has changed to the Russell Midcap Index. This index more accurately reflects the investment style of the portfolio.

            INDUSTRY BREAKDOWN
      [INDUSTRY BREAKDOWN PIE CHART]

   Retail - Special Line                  9.0%
   Computer Systems                       8.8%
   Telecommunications Equipment           8.5%
   Services                               8.3%
   Semiconductors                         6.7%
   Oil and Gas - Equipment and Services   5.3%
   Environmental Services                 5.2%
   Health Care Services                   4.7%
   Other                                 43.5%

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

The Capital Appreciation Series (the "Series") seeks to generate long-term capital growth. In 1997, the Series provided a total return of 28.95%. The Standard & Poors 500 Index (the "S&P 500") had a total return of 33.36% over the same period.

Economic conditions were extremely favorable during 1997. The U.S. equity market advanced strongly, but the highest returns were generated by a small number of very large companies. Indices like the S&P 500 were difficult to beat because they are dominated by these large companies.

Series returns trailed the S&P 500 during the first quarter of 1997. The Series experienced a loss of 1.53%, while the S&P 500 returned 2.68%. Significant losses by networking stocks was the primary cause of this variance. For the quarter, 3Com Corporation declined 55.4% and Cascade Communications Corporation lost 52.2%.

For the last nine months of the year, the Series provided a total return of 30.95%, while the S&P 500 returned only 29.88%. Many stocks did exceptionally well over this period. Some of the strongest growth stocks were Schering Plough Corporation (72.8%), Eli Lilly & Company (71.1%), Compaq Computer Corporation (84.4%) and Home Depot Inc. (65.6%). The strongest value stocks included Travelers Group Inc. (69.5%), Comcast Corporation (95.3%), Time Warner Inc. (44.1%) and Allstate Corporation (53.9%).

The Series is comprised of two components -- value and growth. The value component contains stocks that the Portfolio Manager regards as fundamentally undervalued. The growth component contains stocks with above-average earnings growth rates. At the end of 1997, the value and growth components represented 45% and 55% of the portfolio, respectively. This style mix is roughly equivalent to the S&P 500. There were few changes to the style mix during the year, as conditions were favorable for both styles.

Moving into 1998, health care, consumer products and mature technology companies are key investments within the growth component. Financial services is an area of focus in the value component.

It is unlikely that equity market returns will be as robust in 1998 as they have been over the past few years. Higher volatility is also highly probable.

Notwithstanding these comments, the Portfolio Manager is optimistic about the new year. He believes that stocks are still attractive investments relative to other asset classes. In addition, higher volatility can actually help performance by creating excellent trading opportunities.

CHANCELLOR LGT ASSET MANAGEMENT, INC.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 1997

   1. Cendant Corporation                        2.7%
   2. Allstate Corporation                       2.3%
   3. SLM Holding Corporation                    2.2%
   4. RJR Nabisco Holdings Corporation           2.1%
   5. Bell Atlantic Corporation                  2.1%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                   28.95%
5 YEAR                   16.56%
5/4/1992 (INCEPTION)     16.61%


                   [MOUNTAIN GRAPH]

            Capital Appreciation Series      S&P 500
5/4/92      10000                            10000
            9911                             9899
            10256                            10212
12/92       11087                            10725
            11661                            11193
            11419                            11246
            11903                            11536
12/93       12008                            11803
            11569                            11356
            11610                            11404
            11998                            11960
12/94       11817                            11958
            12661                            13121
            13807                            14372
            15026                            15513
12/95       15381                            16447
            16326                            17329
            16861                            18106
            17609                            18666
12/96       18497                            20220
            18214                            20764
            21309                            24385
            23576                            26212
12/97       23852                            26964

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE GRAPH]

Pharmaceuticals                  9.8%
Banks                            9.5%
Information Processing           8.5%
Insurance                        8.1%
Retail                           7.2%
Commodities                      6.9%
Petroleum                        6.3%
Tobacco                          6.1%
Other                           37.6%

                                 THE GCG TRUST
                              VALUE EQUITY SERIES
The objective of the Value Equity
Series (the "Series") is capital
appreciation and, secondarily,
dividend income. The Series returned
27.28% for the year, and the Standard
& Poors 500 Index ("S&P 500") returned
33.36%.
The Series invests in stocks that are
priced at a discount to their
estimated intrinsic value. These
stocks usually have lower
price/earnings and price/book ratios.
During 1997, these "value-oriented"
stocks trailed the market. The S&P
500/Barra Value Index represents the
stocks in the S&P 500 with the lowest
price/book ratios. This index produced
an annual return of only 29.98%.
During periods of market exuberance,
value-oriented stocks typically lag
the market. Over long periods of time,
however, value stocks and growth
stocks have historically generated
very similar returns. In addition,
value stock usually have less
volatility (i.e. risk).
The Series also has a significant
mid-cap component. Mid-cap stocks
trailed the market in 1997 as well.
The Russell Midcap Index had an annual
return of only 29.01%.
Throughout the year, the Series was
over weighted in stocks and industries
that had been neglected by the market.
We held significant positions in the
building supplies, furniture, tobacco
and appliances industries. The medical
and electronic industries weren't
undervalued in 1997, but we bought
specific undervalued companies like,
Columbia/HCA Healthcare Corporation
("Columbia") and Philips Electronics
N.V. ("Philips").
Columbia's stock price had dropped due
to negative publicity regarding
billing practices and a government
investigation. We began buying it
because we believed that their
restructuring plan and the underlying
value of the business made the company
worth much more than the stock price
reflected.
After we began buying it, more
problems surfaced and the price
dropped further. We took the
opportunity to add to our position.
Although the stock remained
undervalued through the end of the
year, we continued to hold it. We
still thought the underlying value was
significantly higher than its trading
price.
Philips had phenomenal performance
during the first three quarters of
1997. In the fourth quarter, their
stock price dropped significantly due
to problems in the Asian markets.
After the price dropped, we believed
that the investment was even more
attractive on a relative value basis.
We continued to hold it at the end of
the year.
Overall, the Series performed as
expected in a strong bull market. If a
market correction occurs, the
Portfolio Manager's conservative style
should produce strong relative
performance.
                           EAGLE ASSET
MANAGEMENT, INC.
TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 1997
   1. Sunbeam Corporation         4.4%
   2. Philips Electronics N.V.    4.2%
   3. American Standard Companies,
Inc.                              3.4%
   4. Columbia/HCA Healthcare
Corporation                       3.3%
   5. RJR Nabisco Holdings
Corporation                       3.3%

                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR PERIOD ENDED DECEMBER 31, 1997
                                      1 YEAR     27.28%
                                      1/3/1995
                                    (INCEPTION)     24.01%

          Measurement Period
        (Fiscal Year Covered)           Value Equity Series         S&P 500         Russell Midcap Index
Jan-95                                         10000                 10000                 10000

                                               10630                 10973                 11041

                                               11690                 12017                 11965

                                               12570                 12973                 13026

Dec-95                                         13521                 13753                 13445

                                               13952                 14491                 14255

                                               13686                 15141                 14656

                                               13863                 15609                 16115

Dec-96                                         14958                 16909                 16000

                                               15237                 17363                 15869

                                               17709                 20392                 18022

                                               19359                 21919                 20415

Dec-97                                         19038                 22548                 20642

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                      SERIES INCLUDE
                                      REINVESTMENT OF DIVIDENDS AND
                                      DISTRIBUTIONS. THEY DO NOT
                                      REFLECT CHARGES FOR THE VARIABLE ANNUITY
                                      AND VARIABLE LIFE
                                      CONTRACTS OR CERTIFICATES THEREUNDER WHOSE
                                      PROCEEDS ARE
                                      INVESTED IN THE SERIES. PAST PERFORMANCE
                                      IS NOT PREDICTIVE OF
                                      FUTURE PERFORMANCE.
                                      INDUSTRY BREAKDOWN

LOGO

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

The Rising Dividends Series (the "Series") seeks capital appreciation. During 1997, the Series provided a total return of 29.82%. The Standard & Poors 500 Index ("S&P 500") had an annual return of 33.36%.

The U.S. stock market produced solid returns during 1997. Corporate profits were very strong, and economic conditions were extremely favorable. Economic turmoil in Asia caused increased volatility during the fourth quarter, but the S&P 500 still provided respectable returns.

For the Series, the highest returns came from the financial sector. Financial companies benefited from the strong financial markets and low interest rates that persisted throughout the year. The Russell 3000 Financial Services Index (all U.S. financial services companies) provided a total return of 48.27% during 1997.

Within this sector, Cincinnati Financial Corporation was one of the strongest positions. Its stock returned 72.3% during the fourth quarter, when it was added to the S&P 500. Overall, the Series realized a gain of approximately 111% in 1997 on this security. The investment was sold at the end of December.

The Series invests in high-quality growth companies. The Portfolio Manager seeks to identify companies with excellent management teams and strong competitive positions in their respective industries.

At the end of the year, the Series was heavily invested in the consumer staples sector. Significant holdings include Kellogg Company, Coca Cola Company, and Gillette Company. Kellogg provided exceptional returns, with an annual return of 54.5%. Shares of Coca Cola and Gillette declined during the third quarter because of disappointing earnings news. However, both companies rebounded in the fourth quarter and posted solid gains for the year.

Another major holding is CPC International, which became Bestfoods at the beginning of 1998 after the company's corn refining business was spun off. Bestfoods sells packaged food products under the brand names Knorr, Best Foods, Hellman's, and Entenmann's. Bestfoods is an attractive in- vestment opportunity, given current economic conditions. Asian markets account for only 5% of its sales, while 44% of its sales are derived from Europe, where economies are expanding.

The portfolio is overweighted in the technology sector. However, the Portfolio Manager has avoided companies with strong ties to Southeast Asia. At the end of the year, Intel Corporation and Linear Technology Corporation were added to the portfolio.

KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

  1. Intel Corporation                            4.6%
  2. Disney (Walt) Company                        4.1%
  3. CPC International                            3.9%
  4. Motorola Inc.                                3.8%
  5. PPG Industries, Inc.                         3.7%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                    29.82%
10/4/1993 (INCEPTION)     19.48%


                        [MOUNTAIN GRAPH]

                Rising Dividends Series      S&P 500
10/4/93         10000                        10000
12/93           10314                        10232
                9974                         9844
                10074                        9885
                10494                        10368
12/94           10375                        10366
                11126                        11374
                11664                        12459
                12517                        13448
21/95           13598                        14257
                14446                        15022
                14958                        15695
                15503                        16181
12/96           16406                        17528
                16758                        17999
                19456                        21138
                20258                        22722
12/97           21298                        23374

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE GRAPH]

Technology                            8.5%
Data Services                         7.3%
Food                                  7.3%
Chemicals and Allied Products         7.2%
Pharmaceuticals                       7.1%
Electrical Equipment                  5.9%
Financial Services                    5.2%
Petroleum                             5.1%
Other                                46.4%

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

The Strategic Equity Series (the "Series") seeks to achieve capital appreciation. In 1997, the Series provided a total return of 23.16%. The Russell Midcap Index and Russell 2000 Index had total returns of 29.01% and 22.36%, respectively.

The Series produced strong investment returns, while maintaining a relatively low risk profile. The Portfolio Manager's asset allocation and stock selection strategies both contributed to these results.

The Portfolio Manager has a risk-averse asset allocation strategy. Exposure to equity securities is reduced when the Portfolio Manager believes that their risk/reward characteristics are less attractive. Equity exposure is increased when conditions are more favorable for the stock market.

Monetary conditions deteriorated early in the year, and equity exposure was reduced significantly. In early April, equity exposure was only 45%. This strategy helped performance, as stock prices dropped substantially in February and March.

Monetary conditions subsequently improved, and the Portfolio Manager steadily increased his commitment to the equity markets. Higher exposure levels were beneficial because stock returns were very strong for the remainder of the year. At the end of the year, the Series was fully invested in stocks.

Overall, Series returns were very strong, given the portfolio's lower exposure to stocks. For the year, the portfolio's average equity exposure was only 68%. Stock selection also contributed to performance. When selecting individual stocks, the Portfolio Manager divides his equity exposure evenly between "growth" stocks (those with strong earnings growth) and "income" stocks (those with high dividend yields).

Because of its diversified approach, the Series provides respectable returns in many different environments. Growth stocks appreciated significantly during the second and third quarters of 1997, and the portfolio's growth component boosted Series returns. Growth stocks declined in the first and fourth quarters of the year, but the portfolio's income component mitigated the losses incurred by the Series.

During 1997, the Series benefited from overweight positions in the capital goods and financial sectors. An overweight position in consumer cyclicals was a drag on performance. Utility holdings hurt performance during the first and second quarters, but they produced exceptional returns during the second half of the year.

Currently, the Portfolio Manager is optimistic about the U.S. equity market. Long-term interest rates are at their lowest level since 1977. Although the economic crisis in Asia creates some uncertainty, he doesn't believe that it will trigger a recession in the United States.

ZWEIG ADVISORS INC.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

   1. Bear Stearns Companies, Inc.               2.0%
   2. CKE Restaurants, Inc.                      1.5%
   3. Global Marine, Inc.                        1.2%
   4. South Down Inc.                            1.2%
   5. USX-Marathon Group                         1.2%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                         23.16%
10/12/1995*  (INCEPTION)       18.92%



[MOUNTAIN GRAPH]

         Strategic  S&P 500  S&P 500/S&P            S&P         Russell        Russell 2000
         Equity              Midcap 400             Midcap 400  Midcap Index*  Index*
         Series              (Blended Index 50/50)
10/2/95  10000      10000    10000                  10000       10000          10000
         10033      10602    10372                  10143       10322          10217
         10595      11170    10969                  10767       10944          10738
         11146      11671    11374                  11077       11252          11275
         11299      12032    11716                  11400       11605          11313
12/96    11979      13034    12562                  12090       12284          11902
         11907      13384    12648                  11911       12183          11287
         12871      15719    14693                  13667       13836          13116
         14448      16896    16377                  15858       15673          15068
12/97    14753      17381    16686                  15990       15847          14564

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The comparative indices have changed to the Russell Midcap Index and Russell 2000 Index. These indices more accurately reflect the investment style of the portfolio.

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE GRAPH]

Other                                57.4%
Electric Utilities                   15.7%
Financial Services                    6.0%
Insurance                             4.5%
Oil/Refining/Marketing                4.0%
Automobile Parts                      3.4%
Contract Drilling                     3.2%
Building Materials and Products       3.1%
Metal Fabricate/Hardware              2.7%

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

The Managed Global Series (the "Series") seeks capital appreciation. In 1997, the Series had an annual return of 12.17%. This compares to a 15.00% return for the Morgan Stanley Capital International All Country World Free Index (the "benchmark").

The U.S. equity market experienced strong gains in 1997, with the Standard & Poors 500 Index providing a total return of 33.36%. Macroeconomic conditions were extremely favorable to the stock market throughout the year.

In general, exposure to the U.S. market was underweighted in the Series. This strategy hurt performance relative to the benchmark. U.S. exposure was steadily increased during the year, and at the end of the year, North American holdings represented 46% of the portfolio.

Developed countries in Europe also benefited from low inflation, low interest rates and steady economic growth. These markets performed exceptionally well, with the Morgan Stanley Capital International Europe Index providing an annual return of 23.80%. The Series maintained an overweight position in the United Kingdom, and this helped performance. At year-end, holdings in the United Kingdom represented 15% of the portfolio, and 23% of the portfolio was invested in other European countries.

It was quite a different story in Asia. During the third quarter, economic turmoil erupted in Thailand before spreading to Malaysia, Indonesia and the Philippines. The crisis intensified in the fourth quarter, affecting markets in Hong Kong, South Korea and Japan.

Asian markets fell sharply. The Morgan Stanley Capital International Japan Index had a loss of 23.67% and the Morgan Stanley Capital International All Country Asia Pacific Index lost 26.79%. Losses were particularly high among technology and energy stocks.

With respect to Asia, country allocations helped performance. The Series was underweighted in Japan and other Asian markets. Stock selection had a negative impact on performance, as the Series was more heavily invested in the technology and energy sectors.

At the end of 1997, 7% of the portfolio was invested in Japan, 5% was invested in other developed Asian countries, and 4% was in various emerging markets.

Currency management contributed positively to performance during the year. The portfolio was partially hedged against European currencies (early in the year) and the Japanese Yen (for the entire year). This helped performance because the U.S. dollar strengthened significantly against these currencies.

PUTNAM INVESTMENT MANAGEMENT, INC.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 1997

  1. General Electric Company (United States)     2.0%
  2. Total S.A., Class B (France)                 1.6%
  3. Nestle S.A. (Switzerland)                    1.5%
  4. Vodafone Group (Great Britain)               1.5%
  5. Mannesmann AG (Germany)                      1.3%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997
1 YEAR                     12.17%
5 YEAR                      4.61%
10/21/1992 (INCEPTION)      4.46%


                                [MOUNTAIN GRAPH]

           Managed            Morgan Stanley      Morgan Stanley All Country
           Global Series      EAFE Index          World Free Index**
10/21/92   10000              10000               10000
10/92      10010              10146               10140
           10220              11363               11309
           9900               12505               12431
           10350              13335               13255
12/93      10620              13450               13679
           9870               13920               14019
           9610               14631               14602
           9980               14646               14959
12/94      9270               14496               14586
           8790               14766               14631
           8990               14873               14926
           9720               15493               15485
12/95      9960               16121               16036
           10360              16587               16560
           10970              16849               16891
           10760              16828               16833
12/96      11182              17096               17107
           11192              16828               17064
           12679              19012               19279
           13341              18878               19102
12/97      12543              117400              17456

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 3, 1997, Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

** The comparative index has changed to the Morgan Stanley Capital International All Country World Free Index. This index more accurately reflects the investment style of the portfolio.

ASSET DISTRIBUTION BY COUNTRY
        [PIE GRAPH]

Great Britain             14.1%
Japan                      7.3%
France                     4.3%
Netherlands                3.4%
Switzerland                3.1%
Hong Kong                  1.7%
United States             43.0%
Other                     23.1%

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

The Emerging Markets Series (the "Series") seeks long-term capital appreciation. In 1997, the Series had a total return of (9.37)%. Over the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "benchmark") had a total return of (11.59)%.

Series returns were quite strong during the first half of 1997. Over that six-month period, the Series provided a total return of 17.28%. Returns were especially strong in Latin America. The Latin American component of the benchmark gained 40.8% during the first half of the year. Returns were much weaker in Asia. The Asian component of the benchmark returned only 2.8% during the first six months of 1997. Unfortunately, economic conditions continued to deteriorate in this region, and Asian markets suffered substantially greater losses during the second half of the year.

In the third quarter, severe economic problems surfaced in Thailand and quickly spread to other countries in Southeast Asia. These problems intensified during the fourth quarter, and stock prices plummeted throughout the region. Over the last six months of 1997, the Asian component of the benchmark dropped 49.6%.

Repercussions from Asia caused stock prices to fall in financial markets around the world. For example, the Latin American component of the benchmark lost 19.0% in October. Fortunately, many non-Asian markets rebounded during November and December, ending the year on a positive note. Despite the sharp decline in October, the Latin American component of the benchmark lost only 6.5% during the second half of the year.

Throughout the year, the Series maintained an underweight position in the Asian markets. This strategy helped performance, as the Asian component of the benchmark dropped 48.2% during 1997. At the beginning of 1998, the Series remains slightly underweighted in Asia. Economic conditions are still very poor in this region.

The Series also benefited from an overweighted position in Latin America. For the year, the Latin American component of the benchmark gained 31.6%. Entering 1998, the Portfolio Manager has maintained an overweighted allocation to this region. In particular, the portfolio is overweighted in Mexico and Argentina, but underweighted in Brazil. 1997 was a very difficult year for investors in emerging markets. Fortunately, periods of market difficulty often give rise of exceptional investment opportunities. Given the poor relative performance of many emerging market countries, the Portfolio Manager is optimistic about performance in 1998.

                       PUTNAM INVESTMENT MANAGEMENT, INC.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

  1. Tatneft, ADR                                 2.2%
  2. Y.P.F. S.A., ADR                             2.0%
  3. Yapi ve Kredi Bankasi S.A., GDR              2.0%
  4. Panamerican Beverages Inc., Class A          2.0%
  5. Grupo Telivisa S.A., GDR                     2.0%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                    (9.37)%
10/4/1993 (INCEPTION)     (1.89)%


                         [MOUNTAIN GRAPH INSERTS HERE]


          Emerging            IFC-Composite        Morgan Stanley Emerging
          Markets Series      Investable Index     Markets Free Index**
10/4/93   10000               10000                10000
12/93     12440               13499                13260
          11050               11904                12061
          10450               11525                11888
          12820               14286                14355
12/94     10552               11879                12290
          8867                10132                10769
          9809                11018                11886
          9842                10980                11810
12/95     9486                10879                11650
          9884                11700                12375
          10470               12198                12893
          10355               11931                12426
12/96     10177               11899                12353
          10899               13033                13399
          11936               13819                14546
          11277               12567                13241
12/97     9223                10145                10922


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 3, 1997, Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

** The comparative index has changed to the Morgan Stanley Capital International
   Emerging Market Free Index. This index is similar to the IFC Composite Investable Index and it should provide a similar representation of stock returns in emerging market countries.

ASSET DISTRIBUTION BY REGION

[ASSET DISTRIBUTION PIE CHART]

Latin American Countries       43.1%
Pacific Rim Countries          20.4%
Eastern Europe                 12.5%
Middle East                    10.2%
South Africa                    7.5%
Western Europe                  4.9%
Canada                          1.4%

                                 THE GCG TRUST
                               HARD ASSETS SERIES

The Hard Assets Series (the "Series") seeks long-term capital appreciation. In 1997, the Series provided a total return of 6.22%. Over the same period, the Standard and Poors 500 Index and Russell 2000 Index had total returns of 33.36% and 22.36%, respectively.

In 1997, the Series outperformed the most relevant comparative indices. The Goldman Sachs Commodity Index declined 14.1%, the Morgan Stanley Commodity-Related Equity Index lost 0.6%, and the spot price of gold decreased 21.5%. Real estate was the only asset class in the portfolio to provide solid returns. For the year, the Wilshire Real Estate Securities Index returned 19.8%.

Over the past year, the Series concluded its transition from a natural resources portfolio to a diversified alternative asset fund. The portfolio's investment policies were revised to permit investments in sectors that were previously disallowed. Most importantly, investments in real estate securities were permitted.

The portfolio's real estate component increased from 0% to 40% during the year. This strategy helped performance significantly. Over the past year, real estate securities consistently outperformed the portfolio's other components. Low interest rates and the favorable supply/demand characteristics of the real estate market were two of the key reasons.

Another major shift was the reduction of the gold component from 20% to 5% of the portfolio. This move was also beneficial. Gold-related stocks dropped significantly due to lower gold prices. Concerns over central bank sales and weak demand both contributed to the decline in gold prices. Performance was very strong during the first three quarters of the year. Conditions were more difficult in the fourth quarter, primarily due to economic turmoil in Asia.

Asian countries consume a large percentage of the world's primary commodities. When the economic crisis erupted, commodity prices dropped significantly. The Series doesn't invest in commodities, but many of its investments are heavily influenced by commodity prices. During the fourth quarter, the Series posted a loss of 13.45%.

Going into 1998, real estate securities remain the largest component of the portfolio. Approximately 40% is currently invested in that sector.

Natural resource equities currently represent 40% of the portfolio. The Portfolio Manager sees tremendous value in this sector, and he is selectively adding to this component.

Finally, the Portfolio Manager continues to avoid a significant allocation to gold-related securities. Currently, less than 5% of the portfolio is invested in that asset class.

VAN ECK ASSOCIATES CORPORATION

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 1997

   1. Aluminum Company of America                3.0%
   2. Patriot American Hospitality, Inc.         2.0%
   3. Prentiss Properties Trust                  2.0%
   4. Mack-Cali Reality Corporation              1.9%
   5. Tubos de Acero de Mexico SA, ADR           1.9%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                    6.22%
5 YEAR                   19.20%
1/24/1989 (INCEPTION)     9.93%

[MOUNTAIN GRAPH INSERTS HERE]


          Hard Assets Series       S&P 500           Russell 2000 Index
1/24/89   10000                    10000             10000
          9810                     9979              10311
          9940                     10858             10967
          10990                    12019             11706
12/89     11896                    12266             11129
          11325                    11897             10880
          10994                    12643             11290
          10873                    10908             8530
12/90     10250                    11885             8962
          10629                    13608             11626
          11147                    13575             11442
          10922                    14300             12378
12/91     10732                    15497             13088
          10392                    15107             14069
          11121                    15393             13105
          10563                    15879             13483
12/92     9679                     16676             15497
          11176                    17404             16160
          12705                    17488             16514
          11914                    17938             17958
12/93     14512                    18354             18423
          14324                    17659             17932
          14240                    17733             17231
          16183                    18598             18428
12/94     14879                    18595             18428
          14889                    20403             18922
          15286                    22348             20696
          16219                    24123             22740
12/95     16469                    25574             23233
          19076                    26946             24419
          19667                    28154             25640
          20014                    29025             25727
12/96     21932                    31442             27065
          20949                    32287             25666
          22583                    37918             29827
          26917                    40758             34266
12/97     23297                    41928             33118

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

[PIE CHART GOES HERE]

INDUSTRY BREAKDOWN
Office/Industrial               16.9%
Oil and Gas Exploration         14.2%
Oil/Gas-Equipment and Services   9.2%
Hotel                            8.8%
Forest Products and Paper        5.8%
Real Estate                      5.8%
Gold/Mining                      5.4%
Oil/Gas - International          4.1%
Other                           29.8%

                                 THE GCG TRUST
                               REAL ESTATE SERIES

The Real Estate Series (the "Series") seeks capital appreciation. In 1997, the Series provided a total return of 22.79%. The Wilshire Real Estate Securities Index had a total return of 19.80% over the same period.

Over the past year, economic conditions were very favorable for the real estate securities market. Interest rates were low. Economic growth was strong. Real estate development activity was relatively low, creating supply/demand relationships that were favorable for existing properties.

Returns were impressive in most sectors of the real estate securities market. The hotel and office sectors were the strongest, providing total returns of 30% and 25%, respectively. Returns were more normalized in the retail and apartment sectors (14% - 15%). Only two groups were disappointing this year -- storage and factory outlets. The storage sector experienced a correction, after producing exceptionally high returns in 1996. Factory outlet companies suffer from weak fundamentals.

Sector allocations contributed to performance during the year. The Series had overweighted positions in the hotel and office sectors, and underweighted exposure to factory outlets and storage companies.

In the future, we see less opportunity to add value through sector allocations. Most sectors have started to recover from the declines of the 1980s, and valuations are more consistent across property types. Heading into 1998, our overweights and underweights are less pronounced, and individual security selection has become more important.

Stock selection contributed significantly to performance during 1997. The strongest returns were provided by Vornado Realty Trust (87.7%), Starwood Lodging (72.2%), Patriot American Hospitality (44.7%), and Catellus Development (53.8%). The most disappointing returns were provided by Rouse Company (0.8%), Weeks Corporation (1.8%), Taubman Centers (7.6%) and Nationwide Health (9.4%). Earlier in the year, we invested in several potential merger targets within the apartment sector. This strategy worked nicely, as four of our five of these companies were purchased by other real estate companies. During the fourth quarter, Evans- Withycombe was merged into Equity Residential, and Post Properties merged with Columbus.

The U.S. equity market has experienced higher volatility in recent months, primarily due to economic turmoil in Asia. Since real estate is almost entirely a domestic industry, the Series was largely insulated from these problems. Most real estate securities offer a high dividend yield (approximately 6%), which also protects the portfolio from market volatility.

The Portfolio Manager remains optimistic about the real estate securities market.

EII REALTY SECURITIES, INC.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 1997

   1. Crescent Real Estate Equities Inc.       4.6%
   2. Equity Office Properties Trust           4.5%
   3. Simon DeBartolo Group, Inc.              4.4%
   4. Patriot American Hospitality Inc.        4.0%
   5. CarrAmerica Realty Corporation           3.6%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                    22.79%
1/24/1989 (INCEPTION)     12.59%

[MOUNTAIN GRAPH INSERTS HERE]


          Real Estate Series             Wilshire Real Estate
                                         Securities Index
1/24/89   10000                          10000
          9980                           10096
          10564                          10574
          10836                          10769
12/89     9878                           10074
          9611                           9573
          9197                           9364
          7800                           7032
12/90     7826                           6703
          9660                           8482
          9618                           8123
          9905                           7900
12/91     10491                          8046
          10626                          8221
          10717                          7873
          11378                          8113
12/92     11947                          8678
          14297                          10383
          13761                          9893
          14979                          10773
12/93     14010                          10000
          14586                          10225
          14661                          10347
          14511                          10190
12/94     14898                          10165
          14739                          10203
          15544                          10647
          16481                          11152
12/95     17369                          11552
          17616                          12040
          18565                          12611
          19704                          13356
12/96     23499                          15811
          24029                          16101
          25029                          16842
          28410                          18969
12/97     28854                          18492

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January 1, 1995, EII Realty Securities, Inc. became Portfolio Manager for the Series. Prior to that date the Series had been advised by another Portfolio Manager.

[PIE GRAPH INSERTS HERE]

INDUSTRY BREAKDOWN

Office/Industrial             29.2%
Apartments                    15.2%
Regional Malls                10.7%
Shopping Centers               9.9%
Real Estate                    8.6%
Specialty Real Estate          8.4%
Manufactured Housing           4.2%
Self-Storage                   3.6%
Other                         10.2%

                                 THE GCG TRUST
                             MARKET MANAGER SERIES

The objective of the Market Manager Series (the "Series") is to seek favorable equity market performance and at the same time preserve capital. For the year, the Series provided a total return of 33.82%. The Standard & Poors 500 Index and Russell Midcap Index had annual returns of 33.36% and 29.01%, respectively.

The Series began operations on November 14, 1994. At that time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Portfolio Manager began investing in accordance with the long-term investment objectives of the Series.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the portfolio to track the performance of the equity markets. The debt securities provide some degree of capital protection.

The accompanying line graph compares the growth of a $10,000 investment in the Series to similar investments in the Standard & Poors 500 Index and Russell Midcap Index. As the graph illustrates, Series returns have been very similar to the returns in the U.S. equity market.

EQUITABLE INVESTMENT SERVICES, INC.


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                     33.82%
11/14/1994 (INCEPTION)     24.62%

[MOUNTAIN GRAPH INSERTS HERE]

             Market Manager Series     S&P 500     S&P Midcap 400     S&P 500 Midcap 400     Russell Midcap Index**
                                                                      (Blended Index 50/50)
11/14/94     10000                     10000       10000              10000                  10000
12/94        10020                     9779        9637               9708                   9683
             10070                     10730       10416              10573                  10691
             11050                     11753       11335              11544                  11585
             12000                     12686       12441              12564                  12613
12/95        12458                     13449       12619              13034                  13019
             13100                     14171       13396              13783                  13803
             13473                     14806       13782              14294                  14192
             13848                     15264       14183              14724                  14636
12/96        14875                     16535       15042              15789                  15493
3/97         14954                     16980       14818              15899                  15366
             17474                     19941       17003              18472                  17450
             19646                     21435       19729              20582                  19768
12/97        19906                     22050       19893              20972                  19987

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 3, 1997, Equitable Investment Services, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

**The comparative indices have changed to the Standard & Poor's 500 Index and Russell Midcap Index. The Russell Midcap Index is similar to the Standard & Poor's Midcap 400 Index and should provide a similar representation of stock returns for mid-cap U.S. stocks.

ASSET ALLOCATION

[ASSET ALLOCATION PIE CHART INSERTS HERE]

Equity Index Call Options Purchased  57.2%
U.S. Treasury Obligation             37.0%
Corporate Debt Obligations            5.8%

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES


The Multiple Allocation Series (the
"Series") seeks the highest total
return, consisting of capital
appreciation and current income,
consistent with the preservation of
capital and elimination of unnecessary
risk. The Series had an annual return
of 17.44%.

1997 was a good year for stocks and
bonds. The Standard & Poors 500 Index
(the "S&P 500") had a total return of
33.36%, and the Lehman Brothers
Intermediate Government/Corporate Bond
Index had a total return of 7.87%.
Series returns can be compared to the
portfolio's benchmark, which is a
blend of these two indices (40% of the
S&P 500 and 60% of the Lehman index).
During 1997, the benchmark had a total
return of 17.73%.

The U.S. bond market provided
exceptional returns during 1997.
Yields on 30-year U.S. Treasury bonds
fell from 6.64% to 5.92% over the
course of the year. Declining bond
yields have an inverse effect on bond
prices. When bond yields decrease, the
value of the portfolio's bond
component increases. The lower rates
in 1997 were largely the result of the
Asian economic crisis and the lack of
inflation in the United States.

The portfolio's stock component also
performed extremely well. Returns were
particularly strong in the financial
sector. Financial stocks benefited
from strong financial markets, falling
interest rates and a variety of
mergers. Some highlights include A.G.
Edwards (80.6%), Bear Stearns (81.9%),
Paine Webber (87.3%), Ahmanson & Co
(110.0%) and Fremont General (79.3%).

The telecommunications sector also had
strong performance during 1997.
Unfortunately, many of these stocks
also exhibited considerable
volatility. International phone
companies (especially those in South
America) dropped significantly during
the fourth quarter, primarily due to
repercussions from the crisis in Asia.
Many of these stocks rebounded at the
end of the year, however, and the
industry continues to show impressive
strength.

The most disappointing industry group
was metals and mining. Their weak
performance can be attributed to
deteriorating commodity prices.
Despite their performance in 1997,
these stocks still rank highly in our
value-oriented stock selection models.

The Series has substantial holdings in
the utilities sector. Utility
companies trailed the market during
the first half of the year, but they
provided exceptional returns during
the fourth quarter.

The automotive industry is another
area of concentration. In general,
these companies provided respectable
returns. Ford Motor Company had an
outstanding year, with a total return
of 57.2%.

ZWEIG ADVISORS INC.

TOP FIVE NON CASH HOLDINGS AS OF
DECEMBER 31, 1997

   1. U.S. Treasury Obligations due
      through 2024
      ranging from 5.625% to
      10.750%                    50.3%
   2. Ahmanson (H.F.) &
      Company                     1.2%
   3. Edwards (A.G.), Inc.        1.0%
   4. USX-Marathon Group          1.0%
   5. Sun Company, Inc.           1.0%




                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR PERIOD ENDED DECEMBER 31, 1997
                                      1 YEAR   17.44%
                                      5 YEAR   10.78%
                                      1/24/1989 (INCEPTION)     9.91%

                                  [MOUNTAIN GRAPH]                                  37.5% S&P
                                                                                    500/62.5%
                                                            Lehman                   Lehman                 40% S&P
                         Multiple                          Brothers           Brothers|Intermediate         500/60%
  Measurement Period    Allocation                  Intermediate|Government        Government         Lehman|Intermediate
(Fiscal Year Covered)     Series        S&P 500           Bond Index               Bond Index             Govt/Corp.*
1/24/89                    10000         10000               10000                    10000                  10000

                           10193          9979               10004                     9978                   9992

                           10459         10858               10668                    10809                  10743

                           10949         12019               10789                    11307                  11285

Dec-89                     10892         12266               11157                    11645                  11602

                           10638         11897               11142                    11426                  11444

                           11141         12643               11491                    11957                  11958

                           10979         10908               11714                    11350                  11384

Dec-90                     11408         11885               12223                    12086                  12063

                           12369         13608               12492                    12938                  12936

                           12242         13575               12703                    13044                  13056

                           12923         14300               13307                    13773                  13714

Dec-91                     13693         15497               13948                    14671                  14576

                           13145         15107               13802                    14392                  14344

                           13413         15393               14337                    14853                  14788

                           13787         15879               14965                    15478                  15362

Dec-92                     13948         16676               14914                    15785                  15649

                           14486         17404               15472                    16501                  16296

                           14853         17488               15776                    16832                  16531

                           15537         17938               16108                    17341                  16926

Dec-93                     15500         18354               16133                    17465                  17109

                           15252         17659               15834                    16874                  16633

                           15070         17733               15746                    16774                  16605

                           15200         18598               15867                    17148                  17029

Dec-94                     15318         18595               15851                    17185                  17017

                           15953         20403               16510                    18372                  18160

                           16967         22348               17282                    19797                  19438

                           17535         24123               17550                    20681                  20321

Dec-95                     18218         25574               18136                    21767                  21277

                           18422         26946               18013                    21997                  21734

                           18538         28154               18133                    22505                  22286

                           18878         29025               18446                    23043                  22830

Dec-96                     19816         31442               18872                    24321                  24071

                           19848         32287               18868                    24529                  24396

                           21397         37918               19394                    27093                  26987

                           23064         40758               19889                    28609                  28442

Dec-97                     23271         41926               20330                    29476                  29170


                               Lehman
                            Intermediate
  Measurement Period    Government/Corporate
(Fiscal Year Covered)          Index
1/24/89                         10000
                                10002
                                10666
                                10795
Dec-89                          11159
                                11243
                                11500
                                11702
Dec-90                          12181
                                12488
                                12710
                                13323
Dec-91                          13962
                                13836
                                14384
                                15018
Dec-92                          14964
                                15557
                                15893
                                16252
Dec-93                          16279
                                15947
                                15853
                                15983
Dec-94                          15965
                                16665
                                17498
                                17787
Dec-95                          18413
                                18259
                                18374
                                18700
Dec-96                          19158
                                19136
                                19900
                                20232
Dec-97                          20665

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                            SERIES INCLUDE REINVESTMENT OF
                                            DIVIDENDS AND DISTRIBUTIONS. THEY DO
                                            NOT REFLECT CHARGES FOR THE VARIABLE
                                            ANNUITY  AND VARIABLE LIFE CONTRACTS
                                            OR CERTIFICATES THEREUNDER WHOSE
                                            PROCEEDS ARE INVESTED IN THE SERIES.
                                            PAST PERFORMANCE IS NOT PREDICTIVE
                                            OF FUTURE PERFORMANCE.

*The comparative index has changed from prior years. The new benchmark (40% S&P
 500/60% Lehman Intermediate Government/Corporate) more accurately reflects the investment style of the portfolio.

ASSET ALLOCATION

[ASSET ALLOCATION PIE CHART]

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

The Fully Managed Series (the "Series") seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. For the year, the Series provided a return of 15.27%.


During 1997, the Standard & Poors 500 Index ("S&P 500") had a total return of 33.36%, and the Lehman Brothers Government/Corporate Bond Index ("Lehman") had a total return of 9.76%. The benchmark for this portfolio (60% S&P 500, 40% Lehman) had an annual return of 23.66%. Throughout the year, the Portfolio Manager believed that stocks, in general, were overpriced. He was also concerned about high levels of volatility in the equity market. For those reasons, he adopted a cautious investment strategy.

Exposure to the equity markets was reduced. This strategy reduced portfolio risk, but it also hurt performance. The U.S. stock market generated exceptionally high returns during 1997, with the Standard & Poors 500 Index providing an annual return of 33.36%. Portfolio returns were strong, but they were unable to keep pace with the market.

Many of the portfolio's holdings provided exceptional returns during 1997. FirstEnergy was one of the strongest equity positions. It was formed through the merger of Ohio Edison Company and Centerior Energy Corporation. Prior to the merger, the Series had investments in both of these companies. These investments provided solid returns before and after the merger.

Media companies continued to be an important part of the portfolio. The Series had significant positions in the New York Times and Washington Post. In 1997, these stocks generated total returns of 76.3% and 47.0%, respectively. The Series continues to hold large positions in these companies, although the New York Times investment has been reduced substantially.

Gold mining stocks had the most disappointing performance. Their weak performance is attributable to unfavorable commodity prices. During 1997, gold prices dropped more than 20%.

Currently, the portfolio is still positioned quite conservatively. The Portfolio Manager continues to believe that the stock market is overvalued, and he is concerned about the current level of market risk. The economy is strong, but economic turmoil in Asia could have negative implications for the United States. In his opinion, higher equity exposure would not be consistent with the portfolio's risk-averse mandate.

T. ROWE PRICE ASSOCIATES, INC.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1997

   1. FirstEnergy Corporation                   5.3%
   2. Genentech Inc.                            3.2%
   3. Amerada Hess Corporation                  3.2%
   4. Automatic Data Processing Inc., Conv.,
      Zero coupon due 02/20/2012                2.9%
   5. Loews Corporation                         2.7%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                   15.27%
5 YEAR                   10.08%
1/24/1989 (INCEPTION)     9.37%


[MOUNTAIN GRAPH INSERTS HERE]


Fully Managed Series     S&P 500     Lehman Brothers     60% S&P 500/40%
                                     Corp./Govt.         Lehman Brothers Corp./Govt.
1/89          10000        10000               10000                 10000
              10101         9979                9977                  9978
              10589        10858               10779                 10826
12/89         10777        12019               10881                 11564
              10390        12266               11273                 11869
              10229        11897               11144                 11596
              10734        12643               11546                 12204
12/90          9573        10908               11615                 11191
              10060        11885               12207                 12014
              11058        13608               12536                 13179
              10884        13575               12725                 13235
12/91         11912        14300               13457                 13963
              12970        15497               14175                 14969
              12820        15107               13963                 14649
              12470        15393               14528                 15047
12/92         12856        15879               15238                 15623
              13778        16676               15250                 16106
              14110        17404               15959                 16826
              14276        17488               16438                 17068
12/93         14986        17938               16982                 17556
              14823        18354               16933                 17785
              14207        17659               16402                 17156
              13545        17733               16198                 17119
12/94         13910        18598               16279                 17670
              13745        18595               16338                 17692
              14356        20403               17153                 19103
              15272        22348               18266                 20715
12/95         16059        24123               18615                 21920
              16604        25574               19482                 23137
              17314        26946               19027                 23778
              17687        26154               19116                 24539
12/96         18271        29025               19453                 25196
              19321        31442               20048                 26884
              19347        32287               19875                 27322
              20898        37918               20598                 30990
              21903        40758               21320                 32983
12/97         22271        41928               22004                 33958


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January 1, 1995 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.


[ASSET ALLOCATION PIE CHART HERE]

ASSET ALLOCATION


Common Stocks                       51.1%
Convertible Bonds and Notes         22.1%
U.S. Government Agency Obligations  10.0%
Commercial Paper                     8.6%
Preferred Stocks                     4.5%
U.S. Treasury Obligations            3.5%
Put Stock Options Purchased          0.2%




                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series (the "Series") seeks to obtain the highest current income that is consistent with low risk to principal and liquidity. During 1997, the Series had a total return of 6.67%. The Merrill Lynch 1-5 Year Corporate/ Government Bond Index (the "benchmark") had a total return of 7.16% over the same period.

During 1997, the United States had persistently low inflation despite its strong economy and declining rate of unemployment. This delicate balance was maintained throughout the year, and bond yields remained within a fairly narrow range. The yield on five year U.S. Treasury securities varied between 6% and 6.5% for most of the year. In October, economic problems in Asia started to accelerate. Many investors moved away from stocks and into fixed income securities, and bond yields dropped by a substantial amount.

The Portfolio Manager believes that yields will continue to decrease in 1998. The Federal Reserve Board appears to be unconcerned about inflation. In fact, Alan Greenspan has indicated that he is concerned about deflation. Conditions in Asia are still problematic, and investors continue to shift money into the bond market.

The economy is strong, but it should slow down due to repercussions from the turmoil in Asia. Many companies have already announced lower sales and earnings. If economic activity slows, it is very likely that the Federal Reserve Board will lower the federal funds rate.

The duration of the portfolio was longer than the benchmark throughout most of the year. This strategy helped performance during the fourth quarter, when bond yields fell.

A longer duration has also been carried into 1998. This will position the Series for an environment of stable or declining interest rates.

As bond yields declined, the Portfolio Manager sold some of the portfolio's mortgage-backed securities. In general, mortgage- backed securities don't perform well in lower interest rate environments because prepayment rates are higher. This strategy will help performance in 1998 if rates continued to decline.

Finally, the Portfolio Manager has increased the average credit quality of the portfolio. Higher quality securities generate lower returns when interest rates fall, but they also have less risk. This strategy is designed to reduce volatility in the portfolio's returns.


EQUITABLE INVESTMENT SERVICES, INC.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1997

     1.  U.S. Treasury Notes due
         through 2002 ranging from 6.000% to 6.625%          38.5%

     2.  Ford Motor Credit Company, 6.550%
         due 09/10/2002                                       4.3%

     3.  Boise Cascade Corporation,
         9.850% due 06/15/2002                                4.2%

     4.  Worldcom Inc., 9.375% due 01/15/2004                 4.0%

     5.  Aristar Inc., 6.500% due 11/15/2003                  3.8%

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1997

1 YEAR                    6.67%
5 YEAR                    5.46%
1/24/1989 (INCEPTION)     6.79%

[MOUNTAIN GRAPH INSERTS HERE]

            Limited Maturity Bond Series      Merrill Lynch 1-5 Year Corp./Govt.
                                              Bond Index
1/24/89     10000                             10000
            10021                             10022
            10515                             10596
            10640                             10740
12/89       10958                             11068
            11013                             10944
            11298                             11261
            11473                             11521
12/90       11821                             11940
            12054                             12209
            12267                             12452
            12660                             12952
12/91       13153                             13495
            13074                             13450
            13464                             13926
            13837                             14454
12/92       13789                             14424
            14148                             14882
            14334                             15112
            14585                             15383
12/93       14644                             15453
            14493                             15288
            14437                             15251
            14479                             15388
12/94       14470                             15368
            14920                             15964
            15543                             16606
            15732                             16859
12/95       16167                             17360
            16138                             17345
            16283                             17488
            16521                             17786
12/96       16865                             18161
            16897                             18231
            17301                             18685
            17678                             19109
12/97       17990                             19461


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On August 13, 1996 Equitable Investment Services, Inc. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

[PIE CHART INSERTS HERE]

ASSET ALLOCATION

Corporate Debt Securities                48.9%
U.S. Treasury Obligations                38.5%
Commercial Paper                          6.7%
Foreign Bonds - U.S. Dollar Denominated   4.6%
U.S. Government Agency Obligations        1.3%

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

The objective of the Liquid Asset Series (the "Series") is
  a high level of current income consistent with the         AVERAGE ANNUAL TOTAL RETURN
preservation of capital and liquidity. For the year, the     FOR PERIOD ENDED DECEMBER 31, 1997
Series had a total return of 5.07%.                          1 YEAR     5.07%
                                                             5 YEAR     4.38%
Short-term interest rates increased gradually throughout     1/24/1989 (INCEPTION)     5.16%
the first quarter of the year. Economic activity had         AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF
accelerated during the fourth quarter of 1996 and first      DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE
quarter of 1997, and investors were concerned about          VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES
inflationary pressures. On March 25, 1997, the Federal       THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST
Reserve Board (the "Fed") raised the discount rate by 25     PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
basis points to 5.50% (0.25%), demonstrating their concerns  INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS
about inflation.                                             NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE
                                                             NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN
During the second quarter, the economy slowed and            A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
inflationary concerns subsided. Short-term interest rates
declined during the second and third quarters. Then, in the  INDUSTRY BREAKDOWN fourth quarter, Asian markets started their downturn.
The Asian crisis caused short-term interest rates to         [INDUSTRY BREAKDOWN PIE CHART]
increase during November and most of December. In
late-December, it became apparent that the Fed was
considering a reduction in the federal funds rate.
Short-term interest rates pulled back, and the year closed
on a positive note.

Despite these fluctuations in short-term interest rates, the current yield of the Series remained remarkably stable.
The 30-day yield ranged from 4.81% to 5.12%. The highest yields were obtained during the fourth quarter.
The Portfolio Manager maintained a fairly conservative stance throughout the year. The average maturity of the Series ranged from 35 days to 70 days.

In January and February, the average maturity was generally between 60 and 70 days. During March, the average maturity was reduced to protect the portfolio from the effects of rising interest rates. As of April 30, the Series had an average maturity of approximately 35 days.

Short-term interest rates declined between May and September, and the average maturity was extended. The
Series had an average maturity of 45 days on June 30 and 65 days on September 30.

As economic problems developed in Asia, the average maturity was reduced. The average maturity was approximately 45 days at the end of the year.

Recently, the Portfolio Managers has been extending the portfolio's average maturity. This strategy will position the portfolio for a stable or declining interest rate environment.

This strategy may be changed in conditions warrant. The
Series holds highly liquid instruments, and this provides the Portfolio Manager with a significant amount of flexibility.

EQUITABLE INVESTMENT SERVICES, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1997
   1. Anheuser-Busch Companies, Inc.,
      5.707% due 01/30/1998                    4.4%
   2. Cargill Inc.,
      5.693% due 03/09/1998                    4.2%
   3. International Business Machines
      Corporation, 5.691% due
      03/11/1998                               4.0%
   4. Florida Power,
      5.906% due 02/17/1998                    3.9%
   5. Sweden (Kingdom of),
      5.732% due 03/16/1998                    3.8%

                       DESCRIPTION OF COMPARATIVE INDICES

     IFC Composite Investable Index -- an index of equity securities in emerging markets.

     Lehman Brothers Government/Corporate Bond Index -- an index consisting of U.S. government securities and investment grade corporate debt securities. As of January 31, 1998, the average maturity of the index was 10.2 years.

     Lehman Brothers Intermediate Government/Corporate Bond Index -- an index consisting of intermediate-term U.S. government securities and investment grade corporate debt securities. As of January 31, 1998, the average maturity of the index was 4.2 years.

     Lehman Brothers Intermediate Government Bond Index -- an index consisting of intermediate-term U.S. government securities. As of January 31, 1998, the average maturity of the index was 3.8 years.

     Merrill Lynch 1-5 Year Corporate/Government Bond Index -- an index consisting of government securities and investment grade corporate debt securities with remaining maturities between one and five years.

     Morgan Stanley Capital International All Country World Free Index -- an index of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     Morgan Stanley Capital International EAFE (Europe, Australasia and Far
East) Index -- an index of equity securities in developed countries outside the United States.

     Morgan Stanley Capital International Emerging Markets Free Index -- an index of equity securities in emerging markets.

     Russell Midcap Index -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell Midcap Index was $2.3 billion.

     Russell 2000 Index -- an index consisting of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index contains the 3,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell 2000 Index was $400 million.

     Russell 2000 Growth Index -- an index consisting of companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth.

     Standard & Poors 500 Index -- an index consisting of 500 U.S. stocks. As of January 31, 1998, the mean market value of these companies was $15.3 billion.

     Standard & Poors Midcap 400 Index -- an index consisting of 400 mid-cap stocks. As of January 31, 1998, the mean market value of these companies was $2.2 billion.

     Wilshire Real Estate Securities Index -- an index consisting of equity securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs).

                    [This page is intentionally left blank]

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Trustees and Contractholders
The GCG Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Small Cap Series, All-Growth Series, Capital Appreciation Series, Value Equity Series, Rising Dividends Series, Strategic Equity Series, Managed Global Series, Emerging Markets Series, Hard Assets Series, Real Estate Series, Market Manager Series, Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series and Liquid Asset Series (15 of the Series comprising The GCG Trust) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting The GCG Trust at December 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
February 20, 1998

--------------------------------------------------------------------------------
   Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                 THE GCG TRUST

                               DECEMBER 31, 1997

                                            SMALL                        CAPITAL          VALUE          RISING        STRATEGIC
                                             CAP        ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS        EQUITY
                                           SERIES         SERIES          SERIES         SERIES          SERIES         SERIES
                                         -----------    -----------    ------------    -----------    ------------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost...................  $55,741,861    $65,947,148    $149,615,210    $70,890,868    $185,980,800    $44,527,743
                                         ===========    ===========    ============    ===========    ============    ===========
  At value.............................  $66,337,866    $75,860,625(a) $194,073,126    $79,436,766    $251,132,097    $51,837,263
Cash...................................       94,108             --             944             --           1,809          2,685
Receivables:
  Shares of beneficial interest sold...       48,022        137,364           2,266        218,626         858,114          1,243
  Investment securities sold...........           --             --              --      2,179,833              --         36,632
  Dividends and/or interest............        8,535         28,278         248,848        121,958         198,780         56,193
Net unrealized appreciation on forward
  foreign exchange contracts...........           --             --              --             --              --             --
Prepaid expenses.......................           --             --              --             --              --             --
Other assets...........................           --             --              --          9,175              --             --
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Assets.......................   66,488,531     76,026,267     194,325,184     81,966,358     252,190,800     51,934,016
                                         -----------    -----------    ------------    -----------    ------------    -----------
LIABILITIES:
Payables:
    Shares of beneficial interest
      redeemed.........................       92,980             55         339,576              1               6        145,298
    Investment securities purchased....           --      2,169,731              --      1,844,746              --             --
Cash overdraft.........................           --             --              --         25,420              --            193
Options written (Premiums received
  $26,398) (Note 1)....................           --             --              --         48,125              --             --
Variation margin.......................           --             --              --             --              --             --
Accrued Trustees' fees and expenses
  (Note 2).............................           --             --              --             --              --             --
Accrued expenses and other payables....           --             --              --             --              --             --
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Liabilities..................       92,980      2,169,786         339,576      1,918,292               6        145,491
                                         -----------    -----------    ------------    -----------    ------------    -----------
NET ASSETS.............................  $66,395,551    $73,856,481    $193,985,608    $80,048,066    $252,190,794    $51,788,525
                                         ===========    ===========    ============    ===========    ============    ===========
NET ASSETS CONSIST OF:
Paid-in Capital........................  $60,008,577    $65,485,969    $137,305,962    $69,272,879    $178,625,765    $42,722,903
Undistributed net investment
  income/(loss)........................           --             --         336,095        164,963         363,705        161,924
Accumulated net realized gain/(loss) on
  securities, futures contracts,
  written options, forward foreign
  exchange contracts and foreign
  currency transactions................   (4,209,031)    (1,542,965)     11,885,635      2,086,053       8,050,027      1,576,446
Net unrealized
  appreciation/(depreciation) on
  securities, futures contracts,
  written options, forward foreign
  exchange contracts and other assets
  and liabilities denominated in
  foreign currencies...................   10,596,005      9,913,477      44,457,916      8,524,171      65,151,297      7,327,252
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Net Assets...................  $66,395,551    $73,856,481    $193,985,608    $80,048,066    $252,190,794    $51,788,525
                                         ===========    ===========    ============    ===========    ============    ===========
Shares of beneficial interest
  outstanding..........................    5,012,692      5,361,887      10,988,655      4,963,513      12,585,942      3,799,659
                                         ===========    ===========    ============    ===========    ============    ===========
NET ASSET VALUE, offering price and
  redemption price per share of
  beneficial interest outstanding......  $     13.25    $     13.77    $      17.65    $     16.13    $      20.04    $     13.63
                                         ===========    ===========    ============    ===========    ============    ===========

------------------
(a) The All-Growth Series and the Managed Global Series include repurchase agreements amounting to $5,221,095 and $1,517,000, respectively.

                       See Notes to Financial Statements.

                                                                                                                  LIMITED
       MANAGED        EMERGING         HARD           REAL          MARKET        MULTIPLE         FULLY         MATURITY
        GLOBAL         MARKETS        ASSETS         ESTATE        MANAGER       ALLOCATION       MANAGED          BOND
        SERIES         SERIES         SERIES         SERIES         SERIES         SERIES          SERIES         SERIES
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
     $ 97,493,000    $40,424,923    $39,870,643    $57,805,023    $3,887,490    $231,729,826    $145,440,502    $52,664,423
     ============    ===========    ===========    ===========    ==========    ============    ============    ===========
     $103,590,533(a) $37,716,002    $42,524,976    $74,002,049    $6,790,123    $261,623,021    $170,068,366    $53,221,772
          565,564      1,163,986      4,206,221         61,413            --         111,687           2,544            809
        1,028,025         85,260        930,375        481,444            --          54,596              --         16,134
        1,430,280        722,214        529,981        984,306            --              --          45,198             --
          242,317        126,781        104,418        317,569         4,629       2,809,452         813,094        600,264
          334,613             --             --             --            --              --              --             --
            9,083          4,991             --             --            --              --              --             --
               --              3         16,380             --           174              --              --            265
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
      107,200,415     39,819,237     48,312,351     75,846,781     6,794,926     264,598,756     170,929,202     53,839,244
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------

               --             29             19             21            --               3          64,564             25
        1,876,102        383,073      2,081,520        316,792            --              --         877,952             --
               --             --             --             --         3,876              --              --             --
               --             --             --             --            --              --              --             --
               --             --          2,210             --            --              --              --             --
               --             --             --             --            --              --              --             --
           21,740             --             --             --            --              --              --             --
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
        1,897,842        383,102      2,083,749        316,813         3,876               3         942,516             25
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
     $105,302,573    $39,436,135    $46,228,602    $75,529,968    $6,791,050    $264,598,753    $169,986,686    $53,839,219
     ============    ===========    ===========    ===========    ==========    ============    ============    ===========

     $ 98,834,109    $53,984,527    $43,426,645    $54,346,233    $3,882,794    $228,811,281    $141,331,747    $52,685,354
           84,471       (138,391)        34,617        664,535           612       2,527,112         932,261        940,370
           33,527    (11,316,748)       121,031      4,322,175         5,011       3,367,115       3,094,955       (343,854)
        6,350,466     (3,093,253)     2,646,309     16,197,025     2,902,633      29,893,245      24,627,723        557,349
     ------------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
     $105,302,573    $39,436,135    $46,228,602    $75,529,968    $6,791,050    $264,598,753    $169,986,686    $53,839,219
     ============    ===========    ===========    ===========    ==========    ============    ============    ===========

        9,189,817      4,481,305      3,072,210      4,134,084       412,444      20,218,274      10,804,338      5,224,315
     ============    ===========    ===========    ===========    ==========    ============    ============    ===========
     $      11.46    $      8.80    $     15.05    $     18.27    $    16.47    $      13.09    $      15.73    $     10.31
     ============    ===========    ===========    ===========    ==========    ============    ============    ===========


       LIQUID
        ASSET
       SERIES
     -----------
     $57,565,917
     ===========
     $57,565,917
             119
       1,841,130
              --
          47,597
              --
              --
     -----------
      59,454,763
     -----------
           1,947
              --
              --
              --
     -----------
           1,947
     -----------
     $59,452,816
     ===========
     $59,455,251
              --
          (2,435)
              --
     -----------
     $59,452,816
     ===========
      59,455,281
     ===========
     $      1.00
     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Operations

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 SMALL                       CAPITAL         VALUE        RISING       STRATEGIC
                                                  CAP       ALL-GROWTH     APPRECIATION     EQUITY       DIVIDENDS       EQUITY
                                                SERIES        SERIES          SERIES        SERIES        SERIES         SERIES
                                              -----------   -----------    ------------   -----------   -----------    ----------
INVESTMENT INCOME:
Dividends...................................  $   140,238   $   152,507    $ 2,701,921    $ 1,220,286   $ 2,820,718    $  663,251
Foreign taxes withheld on dividend and
  interest income...........................         (313)           --             --         (5,471)           --        (2,290)
Interest....................................      173,892       232,631        578,587        171,109       742,701       490,784
                                              -----------   -----------    -----------    -----------   -----------    ----------
  Total Investment Income...................      313,817       385,138      3,280,508      1,385,924     3,563,419     1,151,745
                                              -----------   -----------    -----------    -----------   -----------    ----------
EXPENSES:
Unified fees (Note 2).......................      472,567       730,309      1,664,222        591,758     1,794,223       394,343
Trustees' fees and expenses (Note 2)........        3,527         6,514         13,847          4,594        13,630         3,065
Other.......................................           --            --             --             --            --            --
                                              -----------   -----------    -----------    -----------   -----------    ----------
  Total Expenses............................      476,094       736,823      1,678,069        596,352     1,807,853       397,408
                                              -----------   -----------    -----------    -----------   -----------    ----------
NET INVESTMENT INCOME/(LOSS)................     (162,277)     (351,685)     1,602,439        789,572     1,755,566       754,337
                                              -----------   -----------    -----------    -----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
Net realized gain/(loss) from:
  Security transactions.....................   (2,345,204)    6,011,558     25,886,926      7,145,879    12,060,684     4,231,193
  Futures contracts.........................           --            --             --             --            --    (1,187,460)
  Written options...........................           --            --             --        823,251            --            --
  Forward foreign exchange contracts........           --            --             --             --            --            (2)
  Foreign currency transactions.............           --            --             --             --            --           (75)
Net change in unrealized
  appreciation/(depreciation) on:
  Securities................................    7,983,775    (1,400,729)    15,156,059      4,582,156    32,431,516     5,063,763
  Futures contracts.........................           --            --             --             --            --       (47,122)
  Written options...........................           --            --             --        (45,237)           --            --
  Investments sold short....................           --       (12,060)            --             --            --            --
  Forward foreign exchange contracts........           --            --             --             --            --            --
  Other assets and liabilities denominated
    in foreign currencies...................           --            --             --             --            --             4
                                              -----------   -----------    -----------    -----------   -----------    ----------
  Net realized and unrealized gain/(loss) on
    investments.............................    5,638,571     4,598,769     41,042,985     12,506,049    44,492,200     8,060,301
                                              -----------   -----------    -----------    -----------   -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $ 5,476,294   $ 4,247,084    $42,645,424    $13,295,621   $46,247,766    $8,814,638
                                              ===========   ===========    ===========    ===========   ===========    ==========

                       See Notes to Financial Statements.

                                                                                                      LIMITED
       MANAGED      EMERGING        HARD         REAL         MARKET      MULTIPLE        FULLY       MATURITY      LIQUID
       GLOBAL        MARKETS       ASSETS       ESTATE       MANAGER     ALLOCATION      MANAGED        BOND        ASSET
       SERIES        SERIES        SERIES       SERIES        SERIES       SERIES        SERIES        SERIES       SERIES
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
     $ 1,363,216   $   683,866   $  653,004   $ 3,237,171           --   $ 3,465,412   $ 2,310,123           --           --
        (140,105)      (41,476)      (7,936)         (427)          --       (18,220)       (5,526)          --           --
         182,750       226,738      178,538       167,461   $  201,968     9,605,243     3,249,575   $4,763,806   $2,699,023
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
       1,405,861       869,128      823,606     3,404,205      201,968    13,052,435     5,554,172    4,763,806    2,699,023
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
       1,238,852       845,126      462,392       611,872       63,055     2,635,937     1,489,990      454,760      289,064
           8,134         4,587        3,899         3,384          523        23,215        12,458        6,809        3,044
         101,706        63,283           --            --           --            --            --           --           --
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
       1,348,692       912,996      466,291       615,256       63,578     2,659,152     1,502,448      461,569      292,108
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
          57,169       (43,868)     357,315     2,788,949      138,390    10,393,283     4,051,724    4,302,237    2,406,915
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------

       6,656,877     1,164,755    8,420,590     6,334,789      334,050    17,927,764    10,615,255      101,572         (816)
              --            --      (51,526)           --           --      (123,690)           --           --           --
              --            --           --            --           --            --            --           --           --
       2,162,626      (223,593)     (15,503)           --           --            --            --           --           --
        (331,650)      (47,532)     (11,159)           --           --           (60)         (777)          --           --
       2,007,480    (3,343,583)  (5,774,212)    4,106,606    1,357,875    14,967,112     7,041,894      454,094           --
              --            --       (4,406)           --           --            --            --           --           --
              --            --           --            --           --            --            --           --           --
         158,835            24          315            --           --            --            --           --           --
         (57,699)     (351,687)      (3,561)           --           --            88        25,648           --           --
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
      10,596,469    (2,801,616)   2,560,538    10,441,395    1,691,925    32,771,214    17,682,020      555,666         (816)
     -----------   -----------   ----------   -----------   ----------   -----------   -----------   ----------   ----------
     $10,653,638   $(2,845,484)  $2,917,853   $13,230,344   $1,830,315   $43,164,497   $21,733,744   $4,857,903   $2,406,099
     ===========   ===========   ==========   ===========   ==========   ===========   ===========   ==========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                          SMALL                          CAPITAL          VALUE          RISING        STRATEGIC
                                           CAP          ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS        EQUITY
                                          SERIES          SERIES          SERIES         SERIES          SERIES         SERIES
                                       ------------    ------------    ------------    -----------    ------------    -----------
OPERATIONS:
  Net investment income/(loss).......  $   (162,277)   $   (351,685)   $  1,602,439    $   789,572    $  1,755,566    $   754,337
  Net realized gain/(loss) on
    securities, futures contracts,
    written options, forward foreign
    exchange contracts and foreign
    currency transactions............    (2,345,204)      6,011,558      25,886,926      7,969,130      12,060,684      3,043,656
  Net unrealized
    appreciation/(depreciation) on
    securities, futures contracts,
    written options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in
    foreign currencies...............     7,983,775      (1,412,789)     15,156,059      4,536,919      32,431,516      5,016,645
                                       ------------    ------------    ------------    -----------    ------------    -----------
  Net increase in net assets
    resulting from operations........     5,476,294       4,247,084      42,645,424     13,295,621      46,247,766      8,814,638
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............            --        (167,479)     (1,586,754)      (777,919)     (1,618,583)      (678,032)
  In excess of net investment
    income...........................            --              --              --             --              --             --
  Net realized gains.................            --      (1,930,785)    (16,079,375)    (6,283,471)     (4,219,889)    (1,942,391)
CAPITAL SHARE TRANSACTIONS:
  Shares sold........................    40,302,241       6,640,625      27,704,667     27,490,149      93,744,927     17,949,888
  Shares issued as reinvestment of
    dividends........................            --       2,098,264      17,666,128      7,061,390       5,838,473      2,620,421
  Shares redeemed....................   (13,747,702)    (15,781,173)    (25,116,980)    (5,358,048)    (14,040,541)    (5,399,420)
                                       ------------    ------------    ------------    -----------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS.......................    26,554,539      (7,042,284)     20,253,815     29,193,491      85,542,859     15,170,889
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease) in net
  assets.............................    32,030,833      (4,893,464)     45,233,110     35,427,722     125,952,153     21,365,104
NET ASSETS:
Beginning of period..................    34,364,718      78,749,945     148,752,498     44,620,344     126,238,641     30,423,421
                                       ------------    ------------    ------------    -----------    ------------    -----------
End of period........................  $ 66,395,551    $ 73,856,481    $193,985,608    $80,048,066    $252,190,794    $51,788,525
                                       ============    ============    ============    ===========    ============    ===========
Undistributed net investment
  income/(loss)......................  $         --    $         --    $    336,095    $   164,963    $    363,705    $   161,924
                                       ============    ============    ============    ===========    ============    ===========
TRANSACTIONS IN FUND SHARES:
  Shares sold........................     3,265,056         480,563       1,584,454      1,688,644       5,080,986      1,415,924
  Shares issued as reinvestment of
    dividends........................            --         153,255         997,478        437,737         292,301        193,606
  Shares redeemed....................    (1,114,385)     (1,152,164)     (1,472,937)      (347,566)       (770,378)      (414,126)
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease)..............     2,150,671        (518,346)      1,108,995      1,778,815       4,602,909      1,195,404
                                       ============    ============    ============    ===========    ============    ===========

------------------

  + As of March 6, 1995, The Trust no longer accepts investments in the Market Manager Series.

                       See Notes to Financial Statements.

                                                                                                              LIMITED
       MANAGED        EMERGING         HARD           REAL         MARKET       MULTIPLE        FULLY         MATURITY
        GLOBAL        MARKETS         ASSETS         ESTATE       MANAGER      ALLOCATION      MANAGED          BOND
        SERIES         SERIES         SERIES         SERIES       SERIES+        SERIES         SERIES         SERIES
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
     $     57,169   $    (43,868)  $    357,315   $  2,788,949   $  138,390   $ 10,393,283   $  4,051,724   $  4,302,237

        8,487,853        893,630      8,342,402      6,334,789      334,050     17,804,014     10,614,478        101,572

        2,108,616     (3,695,246)    (5,781,864)     4,106,606    1,357,875     14,967,200      7,067,542        454,094
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
       10,653,638     (2,845,484)     2,917,853     13,230,344    1,830,315     43,164,497     21,733,744      4,857,903
       (1,426,847)       (48,446)      (307,920)    (2,424,102)    (137,990)   (10,225,709)    (4,129,884)    (4,257,186)
         (618,109)            --             --             --           --             --             --             --
       (6,691,768)            --     (9,313,654)    (2,696,366)    (329,039)   (17,190,742)    (9,274,889)            --
       30,137,025     18,460,665     16,245,443     25,988,226           --      4,363,453     24,402,111     12,322,754
        8,736,723         48,446      9,621,392      5,120,468      467,029     27,416,451     13,404,773      4,257,185
      (21,864,490)   (27,689,479)   (16,837,912)   (14,823,210)    (624,125)   (55,720,412)   (12,808,700)   (44,658,613)
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
       17,009,258     (9,180,368)     9,028,923     16,285,484     (157,096)   (23,940,508)    24,998,184    (28,078,674)
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
       18,926,172    (12,074,298)     2,325,202     24,395,360    1,206,190     (8,192,462)    33,327,155    (27,477,957)
       86,376,401     51,510,433     43,903,400     51,134,608    5,584,860    272,791,215    136,659,531     81,317,176
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
     $105,302,573   $ 39,436,135   $ 46,228,602   $ 75,529,968   $6,791,050   $264,598,753   $169,986,686   $ 53,839,219
     ============   ============   ============   ============   ==========   ============   ============   ============
     $     84,471   $   (138,391)  $     34,617   $    664,535   $      612   $  2,527,112   $    932,261   $    940,370
     ============   ============   ============   ============   ==========   ============   ============   ============

        2,473,206      1,702,996        868,667      1,496,367           --        332,402      1,541,076      1,145,356
          752,258          4,596        622,948        280,846       28,477      2,079,311        849,634        410,051
       (1,798,765)    (2,527,913)      (878,297)      (843,396)     (38,453)    (4,177,968)      (809,383)    (4,129,852)
     ------------   ------------   ------------   ------------   ----------   ------------   ------------   ------------
        1,426,699       (820,321)       613,318        933,817       (9,976)    (1,766,255)     1,581,327     (2,574,445)
     ============   ============   ============   ============   ==========   ============   ============   ============


        LIQUID
        ASSET
        SERIES
     ------------
     $  2,406,915

             (816)

               --
     ------------
        2,406,099
       (2,406,915)
               --
      105,883,519
        2,406,914
      (87,932,514)
     ------------
       20,357,919
     ------------
       20,357,103
       39,095,713
     ------------
     $ 59,452,816
     ============
     $         --
     ============

      105,883,519
        2,406,914
      (87,932,514)
     ------------
       20,357,919
     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                          SMALL                          CAPITAL          VALUE          RISING        STRATEGIC
                                           CAP          ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS        EQUITY
                                         SERIES*          SERIES          SERIES         SERIES          SERIES         SERIES
                                       ------------    ------------    ------------    -----------    ------------    -----------
OPERATIONS:
  Net investment income/(loss).......  $    (14,899)   $    788,684    $  1,514,261    $   687,984    $    991,337    $   406,410
  Net realized gain/(loss) on
    securities, futures contracts,
    forward foreign exchange
    contracts and foreign currency
    transactions.....................    (1,863,942)     (5,626,514)     10,331,984      1,671,519       1,608,438        820,083
  Net unrealized
    appreciation/(depreciation) on
    securities, futures contracts,
    written options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in
    foreign currencies...............     2,612,230       3,952,364      12,871,108      1,631,687      15,975,452      2,298,765
                                       ------------    ------------    ------------    -----------    ------------    -----------
  Net increase/(decrease) in net
    assets resulting from
    operations.......................       733,389        (885,466)     24,717,353      3,991,190      18,575,227      3,525,258
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............            --        (874,994)     (1,559,277)      (578,788)       (990,183)      (347,741)
  Net realized gains.................            --      (1,084,328)     (9,340,494)    (1,449,349)       (838,560)      (334,167)
CAPITAL SHARE TRANSACTIONS:
  Shares sold........................    48,980,471      10,530,736      24,339,298     19,936,825      41,205,991     20,642,101
  Shares issued as reinvestment of
    dividends........................            --       1,959,321      10,899,771      2,028,137       1,828,743        681,908
  Shares redeemed....................   (15,354,142)    (24,093,726)    (22,531,393)    (8,138,159)    (14,752,286)    (1,811,398)
                                       ------------    ------------    ------------    -----------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS.......................    33,626,329     (11,603,669)     12,707,676     13,826,803      28,282,448     19,512,611
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease) in net
  assets.............................    34,359,718     (14,448,457)     26,525,258     15,789,856      45,028,932     22,355,961
NET ASSETS:
Beginning of year....................         5,000      93,198,402     122,227,240     28,830,488      81,209,709      8,067,460
                                       ------------    ------------    ------------    -----------    ------------    -----------
End of year..........................  $ 34,364,718    $ 78,749,945    $148,752,498    $44,620,344    $126,238,641    $30,423,421
                                       ============    ============    ============    ===========    ============    ===========
Undistributed net investment
  income/(loss)......................  $         --    $    167,481    $    334,278    $   153,310    $    226,722    $    85,696
                                       ============    ============    ============    ===========    ============    ===========
TRANSACTIONS IN FUND SHARES:
  Shares sold........................     4,204,712         740,422       1,649,994      1,468,459       2,786,219      1,903,728
  Shares issued as reinvestment of
    dividends........................            --         147,444         720,410        145,097         115,222         58,493
  Shares redeemed....................    (1,343,191)     (1,771,856)     (1,536,664)      (596,801)     (1,024,265)      (163,819)
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease)..............     2,861,521        (883,990)        833,740      1,016,755       1,877,176      1,798,402
                                       ============    ============    ============    ===========    ============    ===========

------------------

  *  The Small Cap Series commenced operations on January 3,
     1996.
  + As of March 6, 1995, the Trust no longer accepts investments in the Market Manager Series.

                       See Notes to Financial Statements.

                                                                                                              LIMITED
       MANAGED        EMERGING         HARD          REAL         MARKET        MULTIPLE        FULLY         MATURITY
        GLOBAL        MARKETS         ASSETS        ESTATE        MANAGER      ALLOCATION      MANAGED          BOND
        SERIES         SERIES         SERIES        SERIES        SERIES+        SERIES         SERIES         SERIES
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
     $    319,464   $    198,529   $    125,181   $ 2,076,475   $   177,449   $ 11,245,549   $  4,890,021   $  4,409,981

        7,448,103        (96,039)     5,202,516     1,565,070       271,057     12,734,768      9,354,731       (419,245)

        1,405,715      3,437,230      4,502,376     8,753,155       572,521       (239,570)     5,197,655       (625,852)
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
        9,173,282      3,539,720      9,830,073    12,394,700     1,021,027     23,740,747     19,442,407      3,364,884
               --             --       (148,094)   (2,222,780)     (177,237)   (12,158,230)    (4,787,012)    (8,339,700)
         (396,393)            --     (4,617,071)     (853,544)     (271,993)   (12,765,407)    (5,697,159)      (197,828)
       17,457,906     14,469,857     18,802,646     9,649,036            --      4,680,143     13,185,699     12,266,175
          396,393             --      4,765,164     3,076,324       449,230     24,923,638     10,484,171      8,537,528
      (12,673,452)   (14,473,527)   (11,876,336)   (5,884,047)   (1,388,588)   (63,320,596)   (14,557,524)   (24,395,251)
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
        5,180,847         (3,670)    11,691,474     6,841,313      (939,358)   (33,716,815)     9,112,346     (3,591,548)
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
       13,957,736      3,536,050     16,756,382    16,159,689      (367,561)   (34,899,705)    18,070,582     (8,764,192)
       72,418,665     47,974,383     27,147,018    34,974,919     5,952,421    307,690,920    118,588,949     90,081,368
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
     $ 86,376,401   $ 51,510,433   $ 43,903,400   $51,134,608   $ 5,584,860   $272,791,215   $136,659,531   $ 81,317,176
     ============   ============   ============   ===========   ===========   ============   ============   ============
     $    171,198   $     48,445   $     12,713   $   461,696   $       212   $  2,359,598   $  1,011,198   $    882,464
     ============   ============   ============   ===========   ===========   ============   ============   ============

        1,553,974      1,483,387      1,055,921       668,832            --        369,719        899,422      1,109,922
           35,776             --        266,392       199,201        33,652      1,995,933        706,645        810,656
       (1,101,006)    (1,478,948)      (668,408)     (437,975)     (105,933)    (4,951,880)      (984,350)    (2,201,243)
     ------------   ------------   ------------   -----------   -----------   ------------   ------------   ------------
          488,744          4,439        653,905       430,058       (72,281)    (2,586,228)       621,717       (280,665)
     ============   ============   ============   ===========   ===========   ============   ============   ============


        LIQUID
        ASSET
        SERIES
     ------------
     $  1,959,153

           (1,432)

               --
     ------------
        1,957,721
       (1,959,153)
               --
       71,740,567
        1,953,945
      (73,186,056)
     ------------
          508,456
     ------------
          507,024
       38,588,689
     ------------
     $ 39,095,713
     ============
     $         --
     ============

       71,740,567
        1,953,945
      (73,186,056)
     ------------
          508,456
     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                                SMALL CAP SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR         YEAR
                                                                ENDED        ENDED
                                                              12/31/97     12/31/96*
                                                              ---------    ---------
Net asset value, beginning of year..........................   $ 12.01      $ 10.00
                                                               -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................     (0.03)       (0.01)
Net realized and unrealized gain on investments.............      1.27         2.02
                                                               -------      -------
Total from investment operations............................      1.24         2.01
                                                               -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................        --           --
Distributions from capital gains............................        --           --
                                                               -------      -------
Total distributions.........................................        --           --
                                                               -------      -------
Net asset value, end of year................................   $ 13.25      $ 12.01
                                                               =======      =======
Total return................................................     10.32%       20.10%++
                                                               =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................   $66,396      $34,365
Ratio of operating expenses to average net assets...........      0.99%        0.99%++
Ratio of net investment loss to average net assets..........     (0.34)%      (0.08)%++
Portfolio turnover rate.....................................       130%         117%
Average commission rate paid(a).............................   $0.0706      $0.0621

------------------

  *  The Small Cap Series commenced operations on January 3,
     1996.
 ++  Non-annualized
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                               ALL-GROWTH SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED         ENDED
                                                        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                        --------      --------      --------      --------      --------
Net asset value, beginning of year....................  $ 13.39       $ 13.78       $ 11.86       $ 13.42       $ 12.64
                                                        -------       -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........................    (0.06)         0.14          0.18          0.11          0.05
Net realized and unrealized gain/(loss) on
  investments.........................................     0.84         (0.23)         2.47         (1.56)         0.78
                                                        -------       -------       -------       -------       -------
Total from investment operations......................     0.78         (0.09)         2.65         (1.45)         0.83
                                                        -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................    (0.03)        (0.14)        (0.14)        (0.11)        (0.05)
Distributions from capital gains......................    (0.37)        (0.16)        (0.59)           --            --
                                                        -------       -------       -------       -------       -------
Total distributions...................................    (0.40)        (0.30)        (0.73)        (0.11)        (0.05)
                                                        -------       -------       -------       -------       -------
Net asset value, end of year..........................  $ 13.77       $ 13.39       $ 13.78       $ 11.86       $ 13.42
                                                        =======       =======       =======       =======       =======
Total return..........................................     5.87%        (0.57)%       22.42%       (10.77)%        6.56%
                                                        =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................  $73,856       $78,750       $93,198       $71,218       $56,491
Ratio of operating expenses to average net assets.....     0.99%         1.00%         1.01%         1.00%         1.01%
Decrease reflected in above expense ratio due to
  expense limitations.................................       --            --            --            --          0.01%
Ratio of net investment income/(loss) to average net
  assets..............................................    (0.47)%        0.86%         1.42%         1.08%         0.52%
Portfolio turnover rate...............................      325%          118%           81%          196%           29%
Average commission rate paid(a).......................  $0.0533       $0.0592           N/A           N/A           N/A

------------------

  *  Since February 3, 1997, Pilgrim Baxter & Associates, Ltd.
     has served as Portfolio Manager for the All-Growth Series.
     Prior to that date, different firms served as Portfolio
     Manager.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED         ENDED
                                                        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                        --------      --------      --------      --------      --------
Net asset value, beginning of year....................  $  15.06      $  13.51      $  11.34      $ 11.76       $ 11.00
                                                        --------      --------      --------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.................................      0.16          0.16          0.19         0.23          0.13
Net realized and unrealized gain/(loss) on
  investments.........................................      4.19          2.57          3.22        (0.42)         0.78
                                                        --------      --------      --------      -------       -------
Total from investment operations......................      4.35          2.73          3.41        (0.19)         0.91
                                                        --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.16)        (0.17)        (0.15)       (0.23)        (0.13)
Distributions from capital gains......................     (1.60)        (1.01)        (1.09)          --         (0.02)
                                                        --------      --------      --------      -------       -------
Total distributions...................................     (1.76)        (1.18)        (1.24)       (0.23)        (0.15)
                                                        --------      --------      --------      -------       -------
Net asset value, end of year..........................  $  17.65      $  15.06      $  13.51      $ 11.34       $ 11.76
                                                        ========      ========      ========      =======       =======
Total return..........................................     28.95%        20.26%        30.16%       (1.59)%        8.31%
                                                        ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................  $193,986      $148,752      $122,227      $88,890       $87,219
Ratio of operating expenses to average net assets.....      0.99%         1.00%         1.01%        1.00%         1.02%
Decrease reflected in above expense ratio due to
  expense limitations.................................        --            --            --           --          0.04%
Ratio of net investment income to average net
  assets..............................................      0.95%         1.12%         1.53%        1.96%         1.69%
Portfolio turnover rate...............................        51%           64%           98%          84%           67%
Average commission rate paid(a).......................  $ 0.0599      $ 0.0590           N/A          N/A           N/A

------------------

(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR
                                                               ENDED         ENDED          ENDED
                                                              12/31/97      12/31/96      12/31/95*
                                                              --------      --------      ---------
Net asset value, beginning of year..........................  $ 13.92       $ 13.18        $ 10.00
                                                              -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.16          0.22           0.08
Net realized and unrealized gain on investments.............     3.63          1.18           3.44
                                                              -------       -------        -------
Total from investment operations............................     3.79          1.40           3.52
                                                              -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.18)        (0.19)         (0.06)
Distributions from capital gains............................    (1.40)        (0.47)         (0.28)
                                                              -------       -------        -------
Total distributions.........................................    (1.58)        (0.66)         (0.34)
                                                              -------       -------        -------
Net asset value, end of year................................  $ 16.13       $ 13.92        $ 13.18
                                                              =======       =======        =======
Total return................................................    27.28%        10.62%         35.21%
                                                              =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $80,048       $44,620        $28,830
Ratio of operating expenses to average net assets...........     0.99%         1.00%          1.01%
Ratio of net investment income to average net assets........     1.31%         1.80%          1.53%
Portfolio turnover rate.....................................      128%          131%            86%
Average commission rate paid(a).............................  $0.0589       $0.0575            N/A

------------------

  *  The Value Equity Series commenced operations on January 3,
     1995.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR          YEAR           YEAR          YEAR         PERIOD
                                                       ENDED          ENDED         ENDED         ENDED          ENDED
                                                      12/31/97      12/31/96#      12/31/95      12/31/94      12/31/93*
                                                      --------      ---------      --------      --------      ---------
Net asset value, beginning of year..................  $  15.81      $  13.30       $ 10.22       $ 10.30        $ 10.00
                                                      --------      --------       -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................      0.14          0.14          0.13          0.14           0.01
Net realized and unrealized gain/(loss) on
  investments.......................................      4.57          2.61          3.04         (0.08)          0.30
                                                      --------      --------       -------       -------        -------
Total from investment operations....................      4.71          2.75          3.17          0.06           0.31
                                                      --------      --------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income................     (0.13)        (0.13)        (0.09)        (0.14)         (0.01)
Distributions from capital gains....................     (0.35)        (0.11)           --            --             --
                                                      --------      --------       -------       -------        -------
Total distributions.................................     (0.48)        (0.24)        (0.09)        (0.14)         (0.01)
                                                      --------      --------       -------       -------        -------
Net asset value, end of year........................  $  20.04      $  15.81       $ 13.30       $ 10.22        $ 10.30
                                                      ========      ========       =======       =======        =======
Total return........................................     29.82%        20.65%        31.06%         0.59%          3.10%++
                                                      ========      ========       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................  $252,191      $126,239       $81,210       $50,712        $14,430
Ratio of operating expenses to average net assets...      0.99%         1.00%         1.01%         1.00%          0.24%++
Ratio of net investment income to average net
  assets............................................      0.96%         0.99%         1.24%         1.88%          0.34%++
Portfolio turnover rate.............................        26%           15%           43%           26%             3%
Average commission rate paid(a).....................  $ 0.0600      $ 0.0600           N/A           N/A            N/A

------------------

  *  The Rising Dividends Series commenced operations on October
     4, 1993.
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR           YEAR          PERIOD
                                                               ENDED          ENDED           ENDED
                                                              12/31/97      12/31/96##      12/31/95*
                                                              --------      ----------      ---------
Net asset value, beginning of year..........................  $ 11.68        $ 10.01         $10.00
                                                              -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.20           0.23           0.06
Net realized and unrealized gain/(loss) on investments......     2.49           1.71          (0.03)#
                                                              -------        -------         ------
Total from investment operations............................     2.69           1.94           0.03
                                                              -------        -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.19)         (0.14)         (0.02)
Distributions from capital gains............................    (0.55)         (0.13)            --
                                                              -------        -------         ------
Total distributions.........................................    (0.74)         (0.27)         (0.02)
                                                              -------        -------         ------
Net asset value, end of year................................  $ 13.63        $ 11.68         $10.01
                                                              =======        =======         ======
Total return................................................    23.16%         19.39%          0.33%++
                                                              =======        =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $51,789        $30,423         $8,067
Ratio of operating expenses to average net assets...........     0.99%          1.00%          1.00%+
Ratio of net investment income to average net assets........     1.88%          2.05%          4.04%+
Portfolio turnover rate.....................................      105%           133%            29%
Average commission rate paid(a).............................  $0.0288        $0.0269            N/A

------------------

  *  The Strategic Equity Series commenced operations on October
     2, 1995.
  +  Annualized
 ++  Non-annualized
  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
 ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                          YEAR           YEAR            YEAR           YEAR           YEAR
                                                         ENDED           ENDED           ENDED          ENDED          ENDED
                                                        12/31/97      12/31/96**#      12/31/95#      12/31/94#      12/31/93#
                                                        --------      -----------      ---------      ---------      ---------
Net asset value, beginning of year....................  $  11.13        $  9.96         $  9.26        $ 10.67        $ 10.01
                                                        --------        -------         -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.................................      0.02           0.04            0.05           0.07           0.06
Net realized and unrealized gain/(loss) on
  investments.........................................      1.33           1.18            0.65          (1.48)          0.60
                                                        --------        -------         -------        -------        -------
Total from investment operations......................      1.35           1.22            0.70          (1.41)          0.66
                                                        --------        -------         -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.17)            --              --             --             --
Dividends in excess of net investment income..........     (0.07)            --              --             --             --
Distributions from capital gains......................     (0.78)         (0.05)             --             --             --
                                                        --------        -------         -------        -------        -------
Total distributions...................................     (1.02)         (0.05)             --             --             --
                                                        --------        -------         -------        -------        -------
Net asset value, end of year..........................  $  11.46        $ 11.13         $  9.96        $  9.26        $ 10.67
                                                        ========        =======         =======        =======        =======
Total return..........................................     12.17%         12.27%           7.56%        (13.21)%         6.59%
                                                        ========        =======         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................  $105,305        $86,376         $72,375        $86,209        $88,477
Ratio of operating expenses to average net assets.....      1.36%          1.26%           1.26%          1.31%          1.69%
Decrease reflected in above expense ratio due to
  expense limitations.................................        --             --            0.09%          0.09%          0.03%
Ratio of net investment income to average net
  assets..............................................      0.06%          0.39%           0.51%          0.69%          0.56%
Portfolio turnover rate...............................       199%           141%             44%           N/A            N/A
Average commission rate paid(a).......................  $ 0.0242        $0.0222             N/A            N/A            N/A

------------------

  * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Account. Prior to that date, different firms served as Portfolio Manager.
 **  On September 3, 1996, the Managed Global Account of Separate
     Account D of Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                           EMERGING MARKETS SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                          YEAR          YEAR          YEAR          YEAR         PERIOD
                                                         ENDED         ENDED         ENDED         ENDED          ENDED
                                                        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93*
                                                        --------      --------      --------      --------      ---------
Net asset value, beginning of year....................  $  9.72       $  9.06       $ 10.08       $ 12.44        $ 10.00
                                                        -------       -------       -------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.................................    (0.01)         0.04          0.04            --             --
Net realized and unrealized gain/(loss) on                (0.90)         0.62         (1.06)        (1.89)          2.44
  investments.........................................
                                                        -------       -------       -------       -------        -------
Total from investment operations......................    (0.91)         0.66         (1.02)        (1.89)          2.44
                                                        -------       -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................    (0.01)           --            --            --             --
Distributions from capital gains......................       --            --         (0.00)#       (0.47)            --
                                                        -------       -------       -------       -------        -------
Total distributions...................................    (0.01)           --         (0.00)        (0.47)            --
                                                        -------       -------       -------       -------        -------
Net asset value, end of year..........................  $  8.80       $  9.72       $  9.06       $ 10.08        $ 12.44
                                                        =======       =======       =======       =======        =======
Total return..........................................    (9.37)%        7.28%       (10.11)%      (15.18)%        24.40%++
                                                        =======       =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................  $39,436       $51,510       $47,974       $65,224        $31,181
Ratio of operating expenses to average net assets.....     1.80%         1.55%         1.53%         1.73%          0.38%++
Ratio of net investment income/(loss) to average net       (.09)%        0.38%         0.40%         0.03%          0.00%++
  assets..............................................
Portfolio turnover rate...............................      170%          136%          141%          106%             0%
Average commission rate paid(a).......................  $0.0008       $0.0007           N/A           N/A            N/A

------------------

  *  The Emerging Markets Series commenced operations on October
     4, 1993.
 ** Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series.
     Prior to that date, a different firm served as Portfolio
     Manager.
 ++  Non-annualized
  #  Amount represents less than $0.01 per share.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                              HARD ASSETS SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                              YEAR          YEAR          YEAR          YEAR          YEAR
                                                             ENDED         ENDED         ENDED         ENDED         ENDED
                                                            12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                            --------      --------      --------      --------      --------
Net asset value, beginning of year........................  $ 17.85       $ 15.04       $ 13.88       $ 13.89       $  9.31
                                                            -------       -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................................     0.14          0.05          0.15          0.13          0.07
Net realized and unrealized gain/(loss) on investments....     0.99          4.92          1.34          0.23          4.58
                                                            -------       -------       -------       -------       -------
Total from investment operations..........................     1.13          4.97          1.49          0.36          4.65
                                                            -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income......................    (0.13)        (0.07)        (0.13)        (0.13)        (0.07)
Distributions from capital gains..........................    (3.80)        (2.09)        (0.20)        (0.24)           --
                                                            -------       -------       -------       -------       -------
Total distributions.......................................    (3.93)        (2.16)        (0.33)        (0.37)        (0.07)
                                                            -------       -------       -------       -------       -------
Net asset value, end of year..............................  $ 15.05       $ 17.85       $ 15.04       $ 13.88       $ 13.89
                                                            =======       =======       =======       =======       =======
Total return..............................................     6.22%        33.17%        10.69%         2.53%        49.93%
                                                            =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)........................  $46,229       $43,903       $27,147       $32,879       $21,517
Ratio of operating expenses to average net assets.........     0.99%         1.00%         1.01%         1.00%         1.05%
Decrease reflected in above expense ratio due to expense
  limitations.............................................       --            --            --            --          0.08%
Ratio of net investment income to average net assets......     0.76%         0.34%         0.89%         1.01%         1.03%
Portfolio turnover rate...................................      124%           96%           24%           25%            5%
Average commission rate paid(a)...........................  $0.0214       $0.0252           N/A           N/A           N/A

------------------

  * Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                              REAL ESTATE SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
                                                          12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                          --------      --------      --------      --------      --------
Net asset value, beginning of year......................  $ 15.98       $ 12.63       $ 11.29       $ 11.18       $  9.81
                                                          -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................     0.69          0.70          0.75          0.60          0.32
Net realized and unrealized gain on investments.........     2.93          3.70          1.12          0.11#         1.37#
                                                          -------       -------       -------       -------       -------
Total from investment operations........................     3.62          4.40          1.87          0.71          1.69
                                                          -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................    (0.63)        (0.77)        (0.53)        (0.60)        (0.32)
Distributions from capital gains........................    (0.70)        (0.28)           --            --            --
                                                          -------       -------       -------       -------       -------
Total distributions.....................................    (1.33)        (1.05)        (0.53)        (0.60)        (0.32)
                                                          -------       -------       -------       -------       -------
Net asset value, end of year............................  $ 18.27       $ 15.98       $ 12.63       $ 11.29       $ 11.18
                                                          =======       =======       =======       =======       =======
Total return............................................    22.79%        35.30%        16.59%         6.34%        17.27%
                                                          =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)......................  $75,530       $51,135       $34,975       $37,336       $29,000
Ratio of operating expenses to average net assets.......     0.99%         1.00%         1.01%         1.00%         1.04%
Decrease reflected in above expense ratio due to
expense limitations.....................................       --            --            --            --          0.10%
Ratio of net investment income to average net assets....     4.49%         5.53%         5.79%         5.31%         4.69%
Portfolio turnover rate.................................       41%           31%           53%           64%           38%
Average commission rate paid(a).........................  $0.0585       $0.0647           N/A           N/A           N/A

------------------

  * Since January 1, 1995, EII Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series.
     Prior to that date, a different firm served as Portfolio
     Manager.
  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                            MARKET MANAGER SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR         PERIOD
                                                               ENDED         ENDED         ENDED          ENDED
                                                              12/31/97      12/31/96      12/31/95      12/31/94*
                                                              --------      --------      --------      ---------
Net asset value, beginning of year..........................   $13.22        $12.03        $10.02        $10.00
                                                               ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.36          0.46          0.37          0.02
Net realized and unrealized gain on investments.............     4.11          1.89          2.06          0.02
                                                               ------        ------        ------        ------
Total from investment operations............................     4.47          2.35          2.43          0.04
                                                               ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.36)        (0.46)        (0.37)        (0.02)
Distributions from capital gains............................    (0.86)        (0.70)        (0.05)           --
                                                               ------        ------        ------        ------
Total distributions.........................................    (1.22)        (1.16)        (0.42)        (0.02)
                                                               ------        ------        ------        ------
Net asset value, end of year................................   $16.47        $13.22        $12.03        $10.02
                                                               ======        ======        ======        ======
Total return................................................    33.82%        19.40%        24.33%         0.44%++
                                                               ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................   $6,791        $5,585        $5,952        $2,754
Ratio of operating expenses to average net assets...........     1.01%         1.02%         0.89%           --
Decrease reflected in above expense ratio due to expense
  limitations...............................................       --            --          0.13%         0.13%++
Ratio of net investment income to average net assets........     2.19%         3.06%         3.42%         0.65%++
Portfolio turnover rate.....................................        0%            0%            5%           --

------------------

  *  The Market Manager Series commenced operations on November
     14, 1994.
 ** Since March 3, 1997, Equitable Investment Services, Inc. has served as Portfolio Manager for the Market Manager Series.
     Prior to that date, a different firm served as Portfolio
     Manager.
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                       YEAR          YEAR          YEAR          YEAR          YEAR
                                                      ENDED         ENDED         ENDED         ENDED         ENDED
                                                     12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                     --------      --------      --------      --------      --------
Net asset value, beginning of year.................  $  12.41      $  12.52      $  11.33      $  11.89      $  11.41
                                                     --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..............................      0.57          0.56          0.58          0.42          0.24
Net realized and unrealized gain/(loss) on
  investments......................................      1.58          0.52          1.56         (0.56)         1.03
                                                     --------      --------      --------      --------      --------
Total from investment operations...................      2.15          1.08          2.14         (0.14)         1.27
                                                     --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...............     (0.55)        (0.58)        (0.45)        (0.42)        (0.24)
Distributions from capital gains...................     (0.92)        (0.61)        (0.50)           --         (0.55)
                                                     --------      --------      --------      --------      --------
Total distributions................................     (1.47)        (1.19)        (0.95)        (0.42)        (0.79)
                                                     --------      --------      --------      --------      --------
Net asset value, end of year.......................  $  13.09      $  12.41      $  12.52      $  11.33      $  11.89
                                                     ========      ========      ========      ========      ========
Total return.......................................     17.44%         8.77%        18.93%        (1.18)%       11.13%
                                                     ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).................  $264,599      $272,791      $307,691      $299,392      $274,231
Ratio of operating expenses to average net
  assets...........................................      0.99%         1.00%         1.01%         1.00%         1.01%
Decrease reflected in above expense ratio due to
  expense limitations..............................        --            --            --            --          0.03%
Ratio of net investment income to average net
  assets...........................................      3.88%         3.86%         4.42%         3.56%         2.75%
Portfolio turnover rate............................        79%          158%          187%          291%          348%
Average commission rate paid(a)....................  $ 0.0587      $ 0.0593           N/A           N/A           N/A

------------------

(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                             FULLY MANAGED SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR          YEAR          YEAR          YEAR          YEAR
                                                       ENDED         ENDED         ENDED         ENDED         ENDED
                                                      12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                      --------      --------      --------      --------      --------
Net asset value, beginning of year..................  $14.82...     $  13.79      $  11.70      $ 12.99       $  12.43
                                                      --------      --------      --------      -------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................      0.39          0.56          0.45         0.35           0.19
Net realized and unrealized gain/(loss) on
  investments.......................................      1.86          1.69          1.98        (1.29)          0.75
                                                      --------      --------      --------      -------       --------
Total from investment operations....................      2.25          2.25          2.43        (0.94)          0.94
                                                      --------      --------      --------      -------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income................     (0.41)        (0.56)        (0.34)       (0.35)         (0.19)
Distributions from capital gains....................     (0.93)        (0.66)           --           --          (0.19)
                                                      --------      --------      --------      -------       --------
Total distributions.................................     (1.34)        (1.22)        (0.34)       (0.35)         (0.38)
                                                      --------      --------      --------      -------       --------
Net asset value, end of year........................  $  15.73      $  14.82      $  13.79      $ 11.70       $  12.99
                                                      ========      ========      ========      =======       ========
Total return........................................     15.27%        16.36%        20.80%       (7.27)%         7.59%
                                                      ========      ========      ========      =======       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................  $169,987      $136,660      $118,589      $99,854       $108,690
Ratio of operating expenses to average net assets...      0.99%         1.00%         1.01%        1.00%          1.01%
Decrease reflected in above expense ratio due to
  expense limitations...............................        --            --            --           --           0.04%
Ratio of net investment income to average net
  assets............................................      2.67%         3.83%         3.41%        2.62%          2.12%
Portfolio turnover rate.............................        48%           45%          113%          66%            55%
Average commission rate paid(a).....................  $ 0.0369      $ 0.0597           N/A          N/A            N/A

------------------

  * Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series.
     Prior to that date, a different firm served as Portfolio
     Manager.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                         LIMITED MATURITY BOND SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                           YEAR           YEAR           YEAR          YEAR          YEAR
                                                           ENDED          ENDED         ENDED         ENDED          ENDED
                                                         12/31/97#      12/31/96#      12/31/95      12/31/94      12/31/93
                                                         ---------      ---------      --------      --------      ---------
Net asset value, beginning of year.....................   $ 10.43        $ 11.15       $  9.98       $ 10.62        $ 10.43
                                                          -------        -------       -------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.60           0.59          0.60          0.51           0.40
Net realized and unrealized gain/(loss) on
  investments..........................................      0.09          (0.13)         0.57         (0.64)          0.23
                                                          -------        -------       -------       -------        -------
Total from investment operations.......................      0.69           0.46          1.17         (0.13)          0.63
                                                          -------        -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................     (0.81)         (1.15)           --         (0.51)         (0.40)
Distributions from capital gains.......................        --          (0.03)           --            --          (0.04)
                                                          -------        -------       -------       -------        -------
Total distributions....................................     (0.81)         (1.18)           --         (0.51)         (0.44)
                                                          -------        -------       -------       -------        -------
Net asset value, end of year...........................   $ 10.31        $ 10.43       $ 11.15       $  9.98        $ 10.62
                                                          =======        =======       =======       =======        =======
Total return...........................................      6.67%          4.32%        11.72%        (1.19)%         6.20%
                                                          =======        =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....................   $53,839        $81,317       $90,081       $72,213        $72,219
Ratio of operating expenses to average net assets......      0.61%          0.61%         0.61%         0.60%          0.61%
Decrease reflected in above expense ratio due to
  expense limitations..................................        --             --            --            --           0.04%
Ratio of net investment income to average net assets...      5.71%          5.33%         5.58%         4.73%          4.64%
Portfolio turnover rate................................        81%           250%          302%          209%           115%

------------------

*    Since August 13, 1996, Equitable Investment Services, Inc.
     has served as Portfolio Manager for the Limited Maturity
     Bond Series. Prior to that date, different firms served as Portfolio Manager.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              LIQUID ASSET SERIES*

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                                         12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                         --------      --------      --------      --------      --------
Net asset value, beginning of year.....................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                         -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.050         0.049         0.054         0.040         0.030
                                                         -------       -------       -------       -------       -------
Total from investment operations.......................    0.050         0.049         0.054         0.040         0.030
                                                         -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................   (0.050)       (0.049)       (0.054)       (0.040)       (0.030)
                                                         -------       -------       -------       -------       -------
Total distributions....................................   (0.050)       (0.049)       (0.054)       (0.040)       (0.030)
                                                         -------       -------       -------       -------       -------
Net asset value, end of year...........................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                         =======       =======       =======       =======       =======
Total return...........................................     5.07%         5.01%         5.51%         3.89%         2.64%
                                                         =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....................  $59,453       $39,096       $38,589       $46,122       $16,808
Ratio of operating expenses to average net assets......     0.61%         0.61%         0.61%         0.61%         0.61%
Decrease reflected in above expense ratio due to
  expense limitations..................................       --            --            --            --          0.08%
Ratio of net investment income to average net assets...     4.99%         4.89%         5.39%         3.89%         2.60%

------------------

*    Since August 13, 1996, Equitable Investment Services, Inc.
     has served as Portfolio Manager for the Liquid Asset Series.
     Prior to that date different firms served as Portfolio
     Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                                SMALL CAP SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 92.1%
  ADVERTISING -- 2.9%
    29,100    Outdoor Systems Inc. ..................    $ 1,116,713
    15,000    Universal Outdoor Holdings Inc.+.......        780,000
                                                         -----------
                                                           1,896,713
                                                         -----------
  APPAREL -- 3.0%
    10,500    Nautica Enterprises Inc.+..............        244,125
    11,000    Polo Ralph Lauren Corporation+.........        267,437
    12,000    St John Knits Inc. ....................        480,000
    21,000    WestPoint Stevens Inc.+................        992,250
                                                         -----------
                                                           1,983,812
                                                         -----------
  BANKING/FINANCIAL -- 3.9%
     16,100    CMAC Investments Corporation...........        972,037
    10,000    North Fork Bancorporation Inc. ........        335,625
    32,000    Sovereign Bancorp Inc. ................        664,000
    10,000    Wilmington Trust Corporation...........        623,750
                                                         -----------
                                                           2,595,412
                                                         -----------
  BIO TECHNOLOGY -- 5.2%
    24,300    DeKalb Genetics Corporation, Class B...        953,775
    23,000    Genset SA ADR+.........................        454,250
    20,000    IDEC Pharmaceuticals Corporation.......        687,500
    29,600    INCYTE Pharmaceuticals Inc. ...........      1,332,000
                                                         -----------
                                                           3,427,525
                                                         -----------
  BROADCASTING, RADIO AND TV -- 1.1%
    13,700    Jacor Communications, Inc.+............        727,813
                                                         -----------
  COMMERCIAL SERVICES -- 4.3%
    17,100    America Online Inc.+...................      1,525,106
     7,400    Cambridge Technology Partners of Mass.,
              Inc.+..................................        308,025
    15,000    Cognizant Corporation..................        668,437
     5,000    Pittway Corporation, Class A...........        348,125
                                                         -----------
                                                           2,849,693
                                                         -----------
  COMMUNICATION -- 3.0%
    29,300    Bay Networks, Inc.+....................        748,981
    11,000    Tellabs, Inc.+.........................        581,625
    36,500    Transaction Network Service Inc.+......        629,625
                                                         -----------
                                                           1,960,231
                                                         -----------
  COMPUTER SOFTWARE -- 3.9%
    16,700    CBT Group PLC, ADR+....................      1,371,488
     7,000    Citrix Systems, Inc.+..................        532,000
    14,000    HBO & Company..........................        672,000
                                                         -----------
                                                           2,575,488
                                                         -----------
  CONSUMER SERVICES -- 4.4%
    10,000    Bed, Bath & Beyond Inc.+...............        385,000
     8,100    Keane Inc. ............................        329,063
    32,000    Michaels Stores Inc.+..................        936,000
    12,000    Rite Aid Corporation...................        704,250
    21,700    Technology Solutions Company...........        572,338
                                                         -----------
                                                           2,926,651
                                                         -----------
  FINANCIAL SERVICES -- 3.4%
    12,000    Associated Banc Corporation............        661,500
              Enhance Financial Services Group
    17,400    Inc. ..................................      1,035,300
    25,200    The Money Store Inc. ..................        529,200
                                                         -----------
                                                           2,226,000
                                                         -----------
  FOOD AND BEVERAGES -- 5.3%
    28,400    Earthgrains Company....................      1,334,800
    29,600    Flowers Industries Inc. ...............        608,650
    11,800    Interstate Bakeries Corporation........        441,025

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
  FOOD AND BEVERAGES -- (CONTINUED)
    18,400    JP Foodservice, Inc.+..................    $   679,650
     7,480    Suiza Foods Corporation+...............        445,528
                                                         -----------
                                                           3,509,653
                                                         -----------
  FOOD -- RETAIL -- 0.6%
    45,000    Penn Traffic Company+..................        371,250
                                                         -----------
  FURNITURE, HOME AND OFFICE -- 1.7%
    13,500    Knoll Inc.+............................        433,687
    16,000    Leggett & Platt Inc. ..................        670,000
                                                         -----------
                                                           1,103,687
                                                         -----------
  HEALTH CARE -- 2.4%
    17,000    Lincare Holdings Inc.+.................        969,000
    16,600    ESC Medical Systems Ltd.+..............        643,250
                                                         -----------
                                                           1,612,250
                                                         -----------
  HOSPITAL MANAGEMENT AND SERVICES -- 2.1%
    12,000    Express Scripts Inc., Class A+.........        720,000
    48,300    Hooper Holmes, Inc. ...................        703,369
                                                         -----------
                                                           1,423,369
                                                         -----------
  HEALTH MAINTENANCE -- 2.5%
    17,000    Elan Corporation PLC, ADR+.............        870,188
    24,500    Omnicare Inc. .........................        759,500
                                                         -----------
                                                           1,629,688
                                                         -----------
  HOTELS -- 0.9%
    20,997    Patriot American Hospitality Company...        604,976
                                                         -----------
  INDUSTRIAL -- 1.4%
    47,300    Aviall, Inc.+..........................        706,544
     7,400    Essex International Inc.+..............        220,150
                                                         -----------
                                                             926,694
                                                         -----------
  INSURANCE -- 4.1%
    19,900    Executive Risk Inc. ...................      1,389,268
    23,000    Vesta Insurance Group, Inc. ...........      1,365,625
                                                         -----------
                                                           2,754,893
                                                         -----------
  LEISURE -- 1.0%
    20,500    Family Golf Centers Inc.+..............        643,187
                                                         -----------
  LEISURE ENTERTAINMENT -- 0.7%
    11,100    Cinar Films Inc., Class B+.............        431,512
                                                         -----------
  MEDICAL SERVICES -- 2.3%
     5,000    Medquist Inc. .........................        173,750
     7,100    Pediatrix Medical Group Inc.+..........        303,525
    19,100    QuickResponse Services Inc.+...........        706,700
     7,500    Universal Health Services, Inc.,
              Class B................................        377,813
                                                         -----------
                                                           1,561,788
                                                         -----------
  MEDICAL SUPPLIES -- 3.0%
    20,200    Bergen Brunswig Corporation............        850,925
    25,500    Biomet, Inc. ..........................        653,438
    12,700    Mentor Corporation.....................        463,550
                                                         -----------
                                                           1,967,913
                                                         -----------
  OIL AND GAS -- EQUIPMENT AND SERVICES -- 1.3%
    11,000    EVI Inc. ..............................        569,250
    13,700    Varco International Inc. ..............        293,694
                                                         -----------
                                                             862,944
                                                         -----------
  PHARMACEUTICALS -- 2.0%
    12,000    Amerisource Health Corporation+........        705,000
    10,000    Dura Pharmaceuticals, Inc.+............        458,750
     4,200    Medimmune Inc.+........................        180,075
                                                         -----------
                                                           1,343,825
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                                SMALL CAP SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 POLLUTION CONTROL -- 1.3%
    22,517    USA Waste Services Inc.+...............    $   883,792
                                                         -----------
 REAL ESTATE INVESTMENT TRUST -- 1.1%
    31,800    INMC Mortgage Holdings Inc.+...........        745,312
                                                         -----------
 RESTAURANTS -- 1.3%
    20,800    CKE Restaurants, Inc. .................        876,200
                                                         -----------
 RETAIL -- 9.4%
     9,400    Borders Group..........................        294,338
    26,000    Brylane Inc.+..........................      1,280,500
    24,500    Dress Barn Inc.+.......................        695,187
    14,000    Family Dollar Stores Inc. .............        410,375
    16,200    Linens 'N Things Inc.+.................        706,725
     8,200    The Men's Wearhouse Inc.+..............        284,950
    27,200    Fred Meyer Inc. .......................        989,400
    21,400    Proffitts Inc. ........................        608,563
     7,600    Stage Stores Inc.+.....................        284,050
    13,600    Whole Foods Market Inc.+...............        695,300
                                                         -----------
                                                           6,249,388
                                                         -----------
 SEMICONDUCTORS -- 2.1%
    16,600    Altera Corporation.....................        549,875
    15,000    Linear Technology Corporation..........        864,375
                                                         -----------
                                                           1,414,250
                                                         -----------
 TELECOMMUNICATIONS EQUIPMENT -- 3.0%
    25,000    Advanced Fibre Communications Inc. ....        728,125
    21,100    Ciena Corporation+.....................      1,289,737
                                                         -----------
                                                           2,017,862
                                                         -----------
 TEXTILE PRODUCTS -- 0.8%
    23,600    Dan River Inc., Class A+...............        387,925
     5,200    Pillowtex Corporation..................        181,350
                                                         -----------
                                                             569,275
                                                         -----------
 TRANSPORTATION/SERVICES -- 4.4%
    33,000    Avis Rent A Car, Inc.+.................      1,053,937
    28,000    Coach USA Inc.+........................        938,000
    15,900    Hvide Marine, Inc., Class A+...........        409,425
    18,000    Knightsbridge Tankers LTD. ............        509,625
                                                         -----------
                                                           2,910,987
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
WHOLESALE DISTRIBUTORS -- 2.3%
    35,700    Central Garden & Pet Company+..........    $   937,125
              Keystone Automotive Industries,
    26,100    Inc.+..................................        619,875
                                                         -----------
                                                           1,557,000
                                                         -----------
              Total Common Stocks
              (Cost $50,545,027).....................     61,141,033
                                                         -----------

PRINCIPAL
  AMOUNT
---------
COMMERCIAL PAPER -- 7.8%
$1,500,000    Brooklyn Union Gas
                6.140%++ due 01/06/1998................      1,498,739
 1,700,000    International Lease Finance
                6.048%++ due 01/02/1998................      1,699,719
 2,000,000    PHH Corporation
                5.951%++ due 01/06/1998................      1,998,375
                                                           -----------
              Total Commercial Paper
                (Cost $5,196,834)......................      5,196,833
                                                           -----------
TOTAL INVESTMENTS (COST $55,741,861*).........     99.9%    66,337,866
OTHER ASSETS AND LIABILITIES (NET)............      0.1         57,685
                                                  -----    -----------
NET ASSETS....................................    100.0%   $66,395,551
                                                  =====    ===========

----------------------
* Aggregate cost for Federal tax purposes was $55,780,211.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 95.6%
 AUTO RELATED -- 1.4%
    37,500    Harley-Davidson, Inc. .................    $ 1,026,563
                                                         -----------
 APPAREL -- 1.0%
    16,600    Jones Apparel Group, Inc.+.............        713,800
                                                         -----------
 BROADCAST, RADIO AND TELEVISION -- 4.5%
    28,100    Clear Channel Communications, Inc.+....      2,232,194
    20,700    Jacor Communications, Inc.+............      1,099,687
                                                         -----------
                                                           3,331,881
                                                         -----------
 COMPUTER HARDWARE -- 2.2%
    18,600    Jabil Circuit, Inc. ...................        739,350
    20,600    Solectron Corporation..................        856,188
                                                         -----------
                                                           1,595,538
                                                         -----------
 COMPUTER INDUSTRY -- 1.9%
    14,600    Computer Horizons Corporation+.........        664,300
    18,500    Keane, Inc. ...........................        751,563
                                                         -----------
                                                           1,415,863
                                                         -----------
 COMPUTER SYSTEMS -- 9.1%
    25,300    BMC Software Inc.+.....................      1,660,312
    24,300    J.D. Edwards & Company.................        716,850
    61,800    PeopleSoft, Inc. ......................      2,410,200
    19,800    Viasoft, Inc.+.........................        836,550
    27,150    Wind River Systems.....................      1,077,516
                                                         -----------
                                                           6,701,428
                                                         -----------
 COMPUTER SOFTWARE AND SERVICES -- 4.6%
    12,400    American On Line, Inc.+................      1,105,925
    10,700    Checkpointe Software Technology+.......        436,025
    26,600    Gartner Group, Inc., Class A+..........        990,850
    19,700    HNC Software Inc.+.....................        847,100
                                                         -----------
                                                           3,379,900
                                                         -----------
 EDUCATIONAL SERVICES -- 2.2%
    34,500    Apollo Group, Inc.+....................      1,630,125
                                                         -----------
 ENERGY EQUIPMENT -- 1.3%
    17,300    Tidewater, Inc. .......................        953,662
                                                         -----------
 ENVIRONMENTAL SERVICES -- 5.4%
    43,500    Allied Waste Industries, Inc.+.........      1,014,093
    18,100    American Disposal Services+............        660,650
    19,100    Superior Services, Inc.+...............        551,513
    44,605    U.S.A. Waste Services, Inc.+...........      1,750,746
                                                         -----------
                                                           3,977,002
                                                         -----------
 FINANCIAL SERVICES -- 4.0%
    25,300    Amresco, Inc. .........................        765,325
    13,500    A. G. Edwards, Inc. ...................        536,625
    39,700    The Money Store, Inc. .................        833,700
    10,900    Newcourt Credit Group, Inc. ...........        363,788
    18,900    OCWEN Financial Corporation............        480,769
                                                         -----------
                                                           2,980,207
                                                         -----------
 FOOD & KINDRED PRODUCTS -- 1.2%
    15,300    Suiza Foods Corporation+...............        911,306
                                                         -----------
 HEALTH CARE SERVICES -- 4.9%
    46,400    HEALTHSOUTH Corporation................      1,287,600
    39,300    Quintiles Transnational Corporation....      1,503,225
    29,100    Total Renal Care Holdings, Inc. .......        800,250
                                                         -----------
                                                           3,591,075
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 HOTELS/RESORTS -- 1.1%
    12,300    CapStar Hotel Company+.................    $   422,044
    19,100    Signature Resorts, Inc. ...............        417,812
                                                         -----------
                                                             839,856
                                                         -----------
 INDUSTRIAL -- 0.3%
     6,700    Zoltek Companies, Inc+.................        186,763
                                                         -----------
 INFORMATION PROCESSING -- 3.1%
    47,500    HBO & Company..........................      2,280,000
                                                         -----------
 LEISURE, SPORTING AND RECREATION -- 0.9%
    23,100    Callaway Golf Company..................        659,794
                                                         -----------
 MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 1.2%
    21,100    Sunrise Assisted Living+...............        909,938
                                                         -----------
 NETWORK SOFTWARE -- 1.8%
    36,700    Security Dynamics Technologies,
              Inc.+..................................      1,312,024
                                                         -----------
 OFFICE SUPPLIES -- 2.0%
    53,500    Staples, Inc.+.........................      1,484,625
                                                         -----------
 OIL AND GAS -- EQUIPMENT AND SERVICES -- 5.4%
    10,900    Cliffs Drilling Company................        543,637
    10,900    Cooper Cameron Corporation.............        664,900
    21,500    ENSCO International Inc. ..............        720,250
    33,900    Global Marine Inc.+....................        830,550
    10,900    Nabors Industries, Inc.+...............        342,669
    22,000    Santa Fe International Corporation.....        895,125
                                                         -----------
                                                           3,997,131
                                                         -----------
 PHARMACEUTICALS -- 2.9%
    34,900    Dura Pharmaceuticals, Inc.+............      1,601,038
    10,000    Medicis Pharmaceutical Class A+........        511,250
                                                         -----------
                                                           2,112,288
                                                         -----------
 RETAIL -- 9.2%
    60,300    Bed Bath & Beyond, Inc.+...............      2,321,550
    13,900    Borders Group, Inc. ...................        435,244
    18,300    CDW Computer Centers, Inc.+............        953,887
    24,100    Dollar Tree Stores, Inc. ..............        997,137
    35,700    General Nutrition Companies, Inc.+.....      1,213,800
    38,400    Nautica Enterprises, Inc.+.............        892,800
                                                         -----------
                                                           6,814,418
                                                         -----------
 SEMICONDUCTORS -- 6.8%
    25,400    Helix Technology Corporation...........        495,300
    22,900    Linear Technology Corporation..........      1,319,613
    20,000    Microchip Technology, Inc. ............        600,000
    19,700    Novellus Systems, Inc. ................        636,556
    22,600    Uniphase Corporation...................        935,075
    28,200    Vitesse Semiconductor Corporation......      1,064,550
                                                         -----------
                                                           5,051,094
                                                         -----------
 SERVICES -- 8.5%
    39,100    AccuStaff Inc.+........................        899,300
    10,800    BJ Services Company+...................        776,925
    12,900    CAMCO International, Inc. .............        821,569
    48,100    Corrections Corporation of America+....      1,782,706
    40,400    Paychex, Inc. .........................      2,045,250
                                                         -----------
                                                           6,325,750
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 TELECOMMUNICATIONS EQUIPMENT -- 8.7%
    47,200    ADC Telecommunications Inc.+...........    $ 1,970,600
    28,400    Advanced Fibre Communications..........        827,150
    36,000    DSC Communications Corporation+........        864,000
    24,400    P-Com, Inc. ...........................        420,900
     3,600    Qualcomm Inc.+.........................        181,800
    33,800    Tellabs, Inc.+.........................      1,787,174
    17,000    World Access Inc.+.....................        405,875
                                                         -----------
                                                           6,457,499
                                                         -----------
              Total Common Stocks
              (Cost $60,726,053).....................     70,639,530
                                                         -----------

 PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 1)
 ---------                                                 --------
REPURCHASE AGREEMENT -- 7.1%
  (Cost $5,221,095)
 $5,221,095    Agreement with Corestates Phi, 6.200%
                 dated 12/31/1997 to be repurchased at
                 $5,222,893 on 01/02/1998,
                 collateralized by: $500,000 U.S.
                 Treasury Bill, due 02/15/1998;
                 $4,221,000 U.S. Treasury Note, 5.000%
                 due 02/15/2099; $568,000 Federal Home
                 Loan Bank, 7.015%, due 04/08/2002
                 (Market value $5,351,549)............    $ 5,221,095
                                                          -----------
TOTAL INVESTMENTS (COST $65,947,148*).........  102.7%    75,860,625
OTHER ASSETS AND LIABILITIES (NET)............   (2.7)    (2,004,144)
                                                -----    -----------
NET ASSETS....................................  100.0%   $73,856,481
                                                =====    ===========

----------------------
* Aggregate cost for Federal tax purposes was $65,966,879.
+ Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 86.6%
 AEROSPACE/DEFENSE -- 2.1%
     60,000    AlliedSignal Inc. ...................    $  2,336,250
     18,900    Burlington Northern Santa Fe.........       1,756,519
                                                        ------------
                                                           4,092,769
                                                        ------------
 AUTOMOTIVE -- 2.1%
     61,200    Chrysler Corporation.................       2,153,475
     40,000    Ford Motor Company...................       1,947,500
                                                        ------------
                                                           4,100,975
                                                        ------------
 BANKS -- 9.5%
     50,000    BankAmerica Corporation..............       3,650,000
     28,168    Chase Manhattan Corporation..........       3,084,396
     25,000    Citicorp.............................       3,160,938
     63,000    First Union Corporation..............       3,228,750
     25,000    Fleet Financial Group, Inc. .........       1,873,437
     57,000    NationsBank Corporation..............       3,466,313
                                                        ------------
                                                          18,463,834
                                                        ------------
 BUILDING -- 1.7%
     40,000    Equity Residential Properties
               Trust................................       2,022,500
     40,000    Felcor Suite Hotels, Inc. ...........       1,420,000
                                                        ------------
                                                           3,442,500
                                                        ------------
 COMMODITIES -- 6.9%
     22,600    Aluminum Company of America..........       1,590,475
     45,000    Hercules Inc. .......................       2,252,812
     50,000    Imperial Chemical Industries.........       3,246,875
     43,000    Monsanto Company.....................       1,806,000
     27,100    PPG Industries Inc. .................       1,548,088
     37,400    Praxair Inc. ........................       1,683,000
     30,000    Union Carbide Corporation............       1,288,125
                                                        ------------
                                                          13,415,375
                                                        ------------
 CONSUMER STAPLES -- 3.0%
     30,000    Avon Products, Inc...................       1,841,250
     40,000    Gillette Company.....................       4,017,500
                                                        ------------
                                                           5,858,750
                                                        ------------
 ELECTRICAL EQUIPMENT -- 0.8%
     25,000    Honeywell Inc. ......................       1,712,500
                                                        ------------
 ELECTRONICS -- 1.1%
     30,000    Intel Corporation....................       2,107,500
                                                        ------------
 ENTERTAINMENT -- 2.5%
     82,200    Comcast Corporation, Class A, Special
               Shares (Non-Voting)..................       2,594,437
     36,100    Time Warner Inc. ....................       2,238,200
                                                        ------------
                                                           4,832,637
                                                        ------------
 HOTELS/MOTELS -- 3.4%
    152,893    Cendant Corporation..................       5,255,696
     48,000    Hilton Hotels Corporation............       1,428,000
                                                        ------------
                                                           6,683,696
                                                        ------------
 INFORMATION PROCESSING -- 8.5%
     66,250    Compaq Computer Corporation..........       3,738,984
     45,000    HBO & Company........................       2,160,000
     35,000    International Business Machines
               Corporation..........................       3,659,687
     26,600    Microsoft Corporation+...............       3,438,050
     40,000    Sun Microsystems, Inc.+..............       1,595,000
     35,000    Tellabs, Inc.+.......................       1,850,625
                                                        ------------
                                                          16,442,346
                                                        ------------
 INSURANCE -- 8.1%
     48,373    Allstate Corporation.................       4,395,896
     32,000    Household International Inc. ........       4,082,000

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 INSURANCE -- (CONTINUED)
     30,000    Student Loan Marketing Association
               (Voting).............................    $  4,173,750
     57,000    Travelers Group Inc. ................       3,070,875
                                                        ------------
                                                          15,722,521
                                                        ------------
 PETROLEUM -- 6.3%
     60,000    Amerada Hess Corporation.............       3,292,500
     60,000    McDermott International, Inc. .......       2,197,500
     23,800    Mobil Corporation....................       1,718,063
     45,200    Ultramar Diamond Shamrock
               Corporation..........................       1,440,750
     90,000    Unocal Corporation...................       3,493,125
                                                        ------------
                                                          12,141,938
                                                        ------------
 PHARMACEUTICALS -- 9.8%
     78,000    Glaxo Wellcome PLC, ADR..............       3,734,250
     30,000    Lilly (Eli) & Company................       2,088,750
     75,800    Medtronic Inc. ......................       3,965,288
     33,600    Merck & Company Inc. ................       3,570,000
     63,100    Schering-Plough Corporation..........       3,920,088
     13,400    Warner-Lambert Company...............       1,661,600
                                                        ------------
                                                          18,939,976
                                                        ------------
 RETAIL -- 7.2%
     39,500    Dayton Hudson Corporation............       2,666,250
     80,000    Federated Department Store...........       3,445,000
     62,000    Home Depot Inc.......................       3,630,875
     65,000    TJX Companies, Inc...................       2,234,375
     65,000    Toys R Us, Inc.+.....................       2,043,438
                                                        ------------
                                                          14,019,938
                                                        ------------
 TELECOMMUNICATIONS -- 3.9%
     45,000    Bell Atlantic Corporation............       4,095,000
     75,000    US West, Inc. .......................       3,384,375
                                                        ------------
                                                           7,479,375
                                                        ------------
 TOBACCO -- 6.1%
     78,900    Philip Morris Companies Inc. ........       3,575,156
    110,000    RJR Nabisco Holdings Corporation.....       4,125,000
    110,000    Service Corporation International....       4,063,125
                                                        ------------
                                                          11,763,281
                                                        ------------
 UTILITY -- 3.6%
     75,000    CMS Energy Corporation...............       3,304,687
     70,000    Edison International.................       1,903,125
     65,100    Southern Company.....................       1,684,463
                                                        ------------
                                                           6,892,275
                                                        ------------
               Total Common Stocks
               (Cost $123,654,270)..................     168,112,186
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
 U.S. TREASURY OBLIGATION -- 13.4%
  (Cost $25,960,940) U.S. TREASURY BILL:
$26,011,000    4.572%++ due 01/15/1998................      25,960,940
                                                          ------------
TOTAL INVESTMENTS (COST $149,615,210*).......    100.0%    194,073,126
OTHER ASSETS AND LIABILITIES (NET)...........     (0.0)        (87,518)
                                                 -----    ------------
NET ASSETS...................................    100.0%   $193,985,608
                                                 =====    ============

----------------------

* Aggregate cost for Federal tax purposes was $149,604,577.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 90.3%
 AEROSPACE/DEFENSE -- 2.1%
    33,000    Raytheon Company.......................    $ 1,666,500
                                                         -----------
 AUTOMOTIVE -- 0.6%
    10,000    Ford Motor Company.....................        486,875
                                                         -----------
 BANKS -- 2.1%
    15,000    Chase Manhattan Corporation............      1,642,500
                                                         -----------
 BUILDING MATERIALS -- 1.9%
    60,000    Allegheny Teledyne Inc. ...............      1,552,500
                                                         -----------
 CHEMICALS -- 6.1%
    60,000    Crompton & Knowles Corporation.........      1,590,000
    23,000    du Pont (E.I.) de Nemours & Company....      1,381,436
     6,600    Great Lake Chemical Corporation........        296,175
    25,000    Imperial Chemical Industries, PLC
                ADR..................................      1,623,438
                                                         -----------
                                                           4,891,049
                                                         -----------
 COMMUNICATION AND INFORMATION -- 3.8%
    21,000    Cabletron Systems, Inc.+...............        315,000
    20,000    Hewlett Packard Company................      1,250,000
    38,000    Lexmark International Group, Inc.+.....      1,444,000
                                                         -----------
                                                           3,009,000
                                                         -----------
 ELECTRONICS -- 5.0%
    55,000    General Semicondoctor, Inc.+...........        635,938
    55,100    Philips Electronics N.V................      3,333,550
                                                         -----------
                                                           3,969,488
                                                         -----------
 FINANCIAL SERVICES -- 2.6%
    15,000    Student Loan Marketing
                Association (Voting).................      2,086,875
                                                         -----------
 HARDWARE AND TOOLS -- 3.0%
    61,000    Black & Decker Corporation.............      2,382,813
                                                         -----------
 HEALTH CARE -- 10.0%
    35,000    Bausch & Lomb, Inc. ...................      1,386,875
    22,000    Bergen Brunswig Corporation............        926,750
    90,000    Columbia/HCA Healthcare Corporation....      2,666,250
    42,500    Humana, Inc. ..........................        881,875
   140,000    Oxford Health Plans, Inc. .............      2,178,750
                                                         -----------
                                                           8,040,500
                                                         -----------
 HOUSEHOLD PRODUCTS -- 4.4%
    83,800    Sunbeam Corporation....................      3,530,075
                                                         -----------
 INSTRUMENTS -- CONTROLS -- 2.5%
    47,500    General Signal Corporation.............      2,003,906
                                                         -----------
 INSTRUMENTS -- SCIENTIFIC -- 1.8%
    30,300    Fisher Scientific International........      1,446,825
                                                         -----------
 INVESTMENT COMPANIES -- 2.0%
    50,000    Security Capital Group Incorporated,
                Class B Shares+......................      1,625,000
                                                         -----------
 MACHINE -- DIVERSIFIED -- 5.5%
    70,000    American Standard Companies, Inc.+ ....      2,681,875
    35,000    Crown Cork & Seal Company, Inc. .......      1,754,375
                                                         -----------
                                                           4,436,250
                                                         -----------
 MANUFACTURING -- 2.4%
    70,000    Tupperware Corporation.................      1,951,250
                                                         -----------
 OIL SERVICES -- 0.6%
    10,000    Halliburton Company....................        519,375
                                                         -----------
 PETROLEUM -- 9.4%
    40,000    Ashland Inc. ..........................      2,147,500
    20,000    British Petroleum Company, ADR.........      1,593,750
    22,000    Exxon Corporation......................      1,346,125

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 PETROLEUM -- (CONTINUED)
    14,000    Mobil Corporation......................    $ 1,010,625
    26,000    Royal Dutch Petroleum Company, ADR.....      1,408,875
                                                         -----------
                                                           7,506,875
                                                         -----------
 PHARMACEUTICALS -- 0.8%
     9,000    Abbott Laboratories....................        590,063
                                                         -----------
 RETAIL -- 3.4%
    45,000    Federated Department Stores, Inc.+ ....      1,937,812
    25,000    Toys R Us Inc.+ .......................        785,937
                                                         -----------
                                                           2,723,749
                                                         -----------
 STEEL -- 0.3%
    10,000    Ispat International NV+................        216,250
                                                         -----------
 TELECOMMUNICATIONS -- 4.0%
    20,000    AT&T Corporation.......................      1,225,000
     5,000    Bell Atlantic Corporation..............        455,000
    27,500    BellSouth Corporation..................      1,548,594
                                                         -----------
                                                           3,228,594
                                                         -----------
 TOBACCO -- 9.9%
    30,000    Fortune Brands, Inc. ..................      1,111,875
    42,500    Philip Morris Companies, Inc. .........      1,925,781
    70,000    RJR Nabisco Holdings Corporation.......      2,625,000
    60,000    UST Inc. ..............................      2,216,250
                                                         -----------
                                                           7,878,906
                                                         -----------
 UTILITIES -- 3.1%
    40,000    Central & South West Corporation.......      1,082,500
    50,000    Teco Energy, Inc. .....................      1,406,250
                                                         -----------
                                                           2,488,750
                                                         -----------
 WHOLESALE DISTRIBUTORS -- 0.9%
    50,000    Unisource Worldwide, Inc. .............        712,500
                                                         -----------
 WIRE AND CABLE PRODUCTS -- 2.1%
    55,000    Essex International, Inc.+ ............      1,636,250
                                                         -----------
              Total Common Stocks
                (Cost $63,676,820)...................     72,222,718
                                                         -----------
DISCOUNT NOTES -- 9.0%
(Cost $7,214,048)
 7,215,000    Federal Home Loan Mortgage Corporation,
                4.817%++ due 01/02/1998...............      7,214,048
                                                          -----------
TOTAL INVESTMENTS (COST $70,890,868*)..........   99.3%    79,436,766
                                                          -----------

 NUMBER
   OF                               EXPIRATION   STRIKE
CONTRACTS                              DATE      PRICE
---------                           ----------   ------
CALL OPTIONS WRITTEN -- (0.1)%
    50       Abbott
               Laboratories.......  01/17/1998   $65.00       (13,125)
   100       Ford Motor Company...  01/17/1998    45.00       (35,000)
                                                          -----------
               Total Call Options Written
               (Premiums received $26,398).....   (0.1)       (48,125)
                                                          -----------
OTHER ASSETS AND LIABILITIES (NET).............    0.8        659,425
                                                 -----    -----------
NET ASSETS.....................................  100.0%   $80,048,066
                                                 =====    ===========

---------------------
* Aggregate cost for Federal tax purposes was $71,211,883.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 93.9%
 BANKS -- 5.1%
    74,979    Banc One Corporation..................    $  4,072,297
    53,100    Fifth Third Bancorp...................       4,340,925
   114,600    Norwest Corporation...................       4,426,425
                                                        ------------
                                                          12,839,647
                                                        ------------
 BEVERAGES -- 1.4%
    54,000    Coca-Cola Company.....................       3,597,750
                                                        ------------
 CHEMICALS AND ALLIED PRODUCTS -- 7.2%
   145,600    du Pont (E.I.) de Nemours & Company...       8,745,100
   165,500    PPG Industries, Inc. .................       9,454,188
                                                        ------------
                                                          18,199,288
                                                        ------------
 COMPUTERS AND OFFICE EQUIPMENT -- 1.7%
    67,000    Hewlett-Packard Company...............       4,187,500
                                                        ------------
 CONSUMER PRODUCTS -- 3.2%
    47,600    Gillette Company......................       4,780,825
    41,140    Procter & Gamble Company..............       3,283,486
                                                        ------------
                                                           8,064,311
                                                        ------------
 CONSUMER SERVICES -- 2.1%
   138,880    Cintas Corporation....................       5,416,320
                                                        ------------
 DATA SERVICES -- 7.3%
   124,500    Automatic Data Processing Inc. .......       7,641,187
   175,960    Electronic Data Systems Corporation...       7,731,242
    43,430    Reuters Holdings PLC, ADR.............       2,877,238
                                                        ------------
                                                          18,249,667
                                                        ------------
 DEPOSITORY & NON-DEPOSITORY AGENCY -- 1.5%
    49,850    Nestle, ADR...........................       3,729,403
                                                        ------------
 ELECTRIC MACHINERY -- 1.3%
    58,080    Emerson Electric Company..............       3,277,890
                                                        ------------
 ELECTRICAL EQUIPMENT -- 5.9%
    76,800    General Electric Company..............       5,635,200
    46,170    Grainger (W.W.), Inc..................       4,487,147
    80,200    Linear Technology Corporation.........       4,621,525
                                                        ------------
                                                          14,743,872
                                                        ------------
 FINANCIAL SERVICES -- 5.1%
   122,270    Equifax Inc. .........................       4,332,943
    49,550    Franklin Resources Inc................       4,307,753
    74,320    State Street Boston Corporation.......       4,324,495
                                                        ------------
                                                          12,965,191
                                                        ------------
 FOOD -- 7.3%
    90,600    CPC International.....................       9,762,150
    85,100    Kellogg Company.......................       4,223,088
    55,080    Wrigley, (Wm) Jr. Company.............       4,382,302
                                                        ------------
                                                          18,367,540
                                                        ------------
 INSURANCE -- 2.9%
    17,150    General Re Corporation................       3,635,800
    48,800    Marsh & McLennan Companies, Inc. .....       3,638,650
                                                        ------------
                                                           7,274,450
                                                        ------------
 LEISURE ENTERTAINMENT -- 4.1%
   103,880    Disney (Walt) Company.................      10,290,612
                                                        ------------
 MANUFACTURING -- 1.9%
    80,300    Illinois Tool Work....................       4,828,038
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 MEDICAL BIOTECHNOLOGY -- 1.9%
    90,200    Medtronic, Inc. ......................    $  4,718,587
                                                        ------------
 PAPER AND ALLIED PRODUCTS -- 3.7%
   190,440    Kimberly-Clark Corporation............       9,391,074
                                                        ------------
 PETROLEUM -- 5.1%
    54,200    Exxon Corporation.....................       3,316,363
    85,150    Mobil Corporation.....................       6,146,765
    63,400    Royal Dutch Petroleum.................       3,435,488
                                                        ------------
                                                          12,898,616
                                                        ------------
 PHARMACEUTICALS -- 7.1%
    56,150    Abbott Laboratories...................       3,681,334
         4    Astra AB, Series A, ADR...............              69
   135,040    Johnson & Johnson.....................       8,895,760
    50,500    Merck & Company, Inc. ................       5,365,625
                                                        ------------
                                                          17,942,788
                                                        ------------
 PUBLISHING -- 1.7%
    69,000    Gannett Company.......................       4,265,063
                                                        ------------
 RESTAURANTS -- 3.3%
   175,650    McDonald's Corporation................       8,387,287
                                                        ------------
 SPECIALTY MATERIALS -- 3.3%
   101,860    Minnesota Mining & Manufacturing
                Company.............................       8,358,886
                                                        ------------
 TECHNOLOGY -- 8.4%
   166,600    Intel Corporation.....................      11,703,650
   167,220    Motorola Inc. ........................       9,541,991
                                                        ------------
                                                          21,245,641
                                                        ------------
 TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    91,800    Ericsson (L.M.) Telecommunications
                Company, Class B, ADR...............       3,425,288
                                                        ------------
              Total Common Stocks
                (Cost $171,513,412).................     236,664,709
                                                        ------------

PRINCIPAL
  AMOUNT
---------
COMMERCIAL PAPER -- 5.7%
$1,570,000    Cooper Tractor,
                6.846%++ due 01/02/1998.......              1,569,705
 4,000,000    Duke Energy,
                6.593%++ due 01/02/1998.......              3,999,278
 8,900,000    McDonalds Corporporation
                6.542%++ due 01/02/1998.......              8,898,405
                                                         ------------
              Total Commercial Paper
                (Cost $14,467,388)............             14,467,388
                                                         ------------
TOTAL INVESTMENTS (COST $185,980,800*)........   99.6%   $251,132,097
OTHER ASSETS AND LIABILITIES (NET)............    0.4       1,058,697
                                                -----    ------------
NET ASSETS....................................  100.0%   $252,190,794
                                                =====    ============

---------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 94.2%
 AEROSPACE/DEFENSE -- 2.2%
     5,300    AAR Corporation........................    $   205,375
     1,500    AMR Corporation+.......................        192,750
     5,390    Goodrich (BF) Company..................        223,348
     4,500    Moog Inc, Class A......................        157,218
     3,200    Precision Castparts Corporation........        193,000
       114    Raytheon Company -- Class A............          5,660
     2,000    Thiokol Corporation....................        162,500
                                                         -----------
                                                           1,139,851
                                                         -----------
 AGRICULTURAL CHEMICALS -- 0.7%
     9,400    Universal Corporation..................        386,575
                                                         -----------
 AIRLINES -- 1.4%
     6,600    Alaska Airgroup Inc....................        255,750
       100    British Airways PLC, ADR...............          9,369
     7,228    KLM Royal Dutch Airlines...............        272,857
     7,050    Southwest Airlines Company.............        173,606
                                                         -----------
                                                             711,582
                                                         -----------
 ALCOHOLIC BEVERAGE -- 0.4%
     6,100    Adolph Coors Company, Class B..........        202,825
                                                         -----------
 APPAREL AND OTHER FINISHED PRODUCTS -- 0.7%
     4,900    Kellwood Company.......................        147,000
     2,500    Oxford Industries, Inc.................         81,250
     3,300    Tommy Hilfiger Corporation+............        115,912
                                                         -----------
                                                             344,162
                                                         -----------
 AUTOMOBILE PARTS -- 3.3%
    11,100    Arvin Industries Inc...................        369,769
     1,000    Barnes Group Inc.......................         22,750
     3,400    Borg-Warner Automotive, Inc............        176,800
     1,900    Cummins Engine Inc.....................        112,219
    12,400    Excel Industries.......................        223,975
     2,500    Lear Corporation+......................        118,750
    15,100    Simpson Industries.....................        177,425
     3,200    Standard Motor Products, Inc...........         72,200
     8,000    Standard Products Company..............        205,000
     8,150    Wynn's International, Inc..............        259,781
                                                         -----------
                                                           1,738,669
                                                         -----------
 AUTOMOTIVE -- 1.4%
     7,900    Ford Motor Company.....................        384,631
     2,000    General Motors Corporation.............        121,250
       900    Honda Motor Company Ltd, ADR...........         66,487
     6,200    Volvo AB, ADR..........................        167,400
                                                         -----------
                                                             739,768
                                                         -----------
 BANKS -- 0.9%
     8,500    City National Corporation**............        313,969
     3,000    Providian Financial Corporation........        135,562
                                                         -----------
                                                             449,531
                                                         -----------
 BUILDING MATERIALS AND PRODUCTS -- 3.1%
     3,500    Ameron International Corporation.......        221,375
     7,700    Lafarge Corporation....................        227,631
     3,900    Oakwood Homes Corporation..............        129,431
    10,500    South Down Inc.**......................        619,500
     4,400    TJ International Inc. .................        108,900
     3,900    Texas Industries Inc. .................        175,500
     4,500    Webb (Del E.) Corporation..............        117,000
                                                         -----------
                                                           1,599,337
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 CHEMICALS -- 0.7%
     7,300    Albemarle Corporation..................    $   174,288
     4,700    Quaker Chemical Corporation............         89,006
     5,700    Wellman, Inc...........................        111,150
                                                         -----------
                                                             374,444
                                                         -----------
 COMMERCIAL SERVICES -- 0.5%
     4,700    CPI Corporation........................        106,338
     3,800    Ogden Corporation......................        107,112
     1,300    Unifirst Corporation...................         36,481
                                                         -----------
                                                             249,931
                                                         -----------
 COMPUTER COMPONENTS AND SOFTWARE -- 1.1%
     4,900    American Power Conversion
                Corporation+.........................        115,763
     4,800    Storage Technology Corporation+........        297,300
     6,300    Symantec Corporation+..................        138,206
                                                         -----------
                                                             551,269
                                                         -----------
 CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS -- 0.2%
     2,200    PACCAR Inc.............................        115,500
                                                         -----------
 CONTAINERS/PACKAGING -- 0.3%
     3,700    Ball Corporation.......................        130,656
       500    Sealright Company Inc..................          6,187
       400    Zero Corporation.......................         11,850
                                                         -----------
                                                             148,693
                                                         -----------
 CONTRACT DRILLING -- 3.2%
     9,200    ENSCO International Incorporated.......        308,200
    25,900    Global Marine, Inc.+**.................        634,550
     5,600    Helmerich & Payne Inc..................        380,100
    11,000    Rowan Companies, Inc.+.................        335,500
                                                         -----------
                                                           1,658,350
                                                         -----------
 DISCOUNT CHAIN -- 2.1%
    14,100    Dress Barn, Inc.+......................        400,088
    10,200    Ross Stores, Inc.......................        371,025
    15,700    ShopKo Stores, Inc.....................        341,475
                                                         -----------
                                                           1,112,588
                                                         -----------
 DIVERSIFIED MANUFACTURING -- 1.2%
     4,300    Aeroquip-Vickers Inc...................        210,969
     4,300    Ametek Inc.............................        116,100
     1,600    Furon Company..........................         33,400
     4,000    Trinity Industries Inc.................        178,500
     3,800    Valmont Industries Inc.................         74,100
                                                         -----------
                                                             613,069
                                                         -----------
 ELECTRIC UTILITIES -- 15.7%
     2,400    Allegheny Energy Inc...................         78,000
     7,800    Atlantic Energy, Inc...................        165,263
     4,500    Baltimore Gas & Electric Company.......        153,281
     7,900    Boston Edison Company..................        299,213
     2,800    CMS Energy Corporation.................        123,375
     7,500    Central Hudson Gas & Electric
                Corporation..........................        329,063
       600    Central Louisiana Electric.............         19,425
    15,100    Central Maine Power Company............        230,275
     9,300    Commonwealth Energy System Companies...        309,225
     2,300    Consolidated Edison Company of New
                York, Inc............................         94,300
     5,700    Delmarva Power & Light Company.........        131,456
     2,800    Dominion Resources Inc.................        119,175
     3,400    DQE, Inc...............................        119,425
     2,400    DTE Energy Company.....................         83,250
     4,300    Eastern Utilities Associates...........        112,875
     8,400    Edison International...................        228,375
     2,000    Energen Corporation....................         79,500
     4,200    Enova Corporation......................        113,663

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 ELECTRIC UTILITIES -- (CONTINUED)
     9,400    Entergy Corporation....................    $   281,413
     2,500    FPL Group Inc. ........................        147,968
     6,600    GPU Inc. ..............................        278,025
     4,900    Green Mountain Power+..................         89,731
     6,554    Houston Industries, Inc. ..............        174,909
     3,700    Illinova Corporation...................         99,668
     1,000    Ipalco Enterprises Inc. ...............         42,000
     5,400    Long Island Lighting Company...........        162,675
     2,700    MDU Resources Group, Inc. .............         85,387
    14,500    MidAmerican Energy Holdings Company....        319,000
     1,600    Minnesota Power & Light Company........         69,700
     8,400    Montana Power Company..................        267,255
     2,900    New England Electric System............        123,975
    10,400    New York State Electric & Gas
                Corporation..........................        369,200
     2,200    Northern States Power
                Company-Minnesota....................        128,150
     5,400    PECO Energy Company....................        130,950
     6,651    PG&E Corporation.......................        202,439
    10,400    Pinnacle West Capital Corporation**....        440,700
     2,800    PP&L Resources, Inc. ..................         67,025
    11,400    Public Service Company of New Mexico...        270,037
     5,300    Public Service Enterprise..............        167,943
    10,900    Rochester Gas & Electric Corporation...        370,600
       100    Sierra Pacific Resources...............          3,750
     1,600    Sig Corp Inc. .........................         47,000
    10,500    TNP Enterprises Inc. ..................        349,125
     2,600    Unicom Corporation.....................         79,950
     6,300    United Illuminating Company............        289,406
     5,400    UtiliCorp United, Inc. ................        209,587
     2,200    WPS Resources Corporation..............         74,387
                                                         -----------
                                                           8,131,094
                                                         -----------
 ELECTRONIC EQUIPMENT -- 0.0%#
       400    Rogers Corporation.....................         16,350
                                                         -----------
 ELECTRONIC PRODUCTS -- 0.9%
     1,800    Kuhlman Corporation....................         70,425
     1,800    Philips Electronics NV.................        108,900
     3,800    SCI Systems Inc.+......................        165,537
     1,300    Sundstrand Corporation.................         65,000
     2,700    Unitrode Corporation...................         58,050
                                                         -----------
                                                             467,912
                                                         -----------
 ELECTRONICS -- 0.3%
     4,300    MTS Systems Corporation................        161,250
                                                         -----------
 ENGINEERING/CONSTRUCTION -- 0.1%
     1,400    Jacobs Engineering Group Inc.+.........         35,525
                                                         -----------
 FINANCIAL SERVICES -- 6.0%
    21,880    Bear Stearns Companies, Inc.**.........      1,039,300
    11,250    AG Edwards Inc. .......................        447,188
     7,800    Equitable Companies, Inc. .............        389,025
     3,400    Green Tree Financial Corporation.......         89,037
     4,700    Lehman Brothers Holdings, Inc. ........        239,700
     1,900    Merrill Lynch & Company, Inc. .........        138,581
     6,485    Morgan Stanley, Dean Witter, Discover
                and Company..........................        383,425
     3,700    Paine Webber Group Inc. ...............        127,881
     3,000    Raymond James Financial, Inc. .........        119,062
     6,900    The Money Store Inc. ..................        144,900
                                                         -----------
                                                           3,118,099
                                                         -----------
 FOOD CHAINS -- 0.2%
     3,000    Great Atlantic & Pacific Tea Company...         89,062
     2,400    Marsh Supermarkets, Inc., Class A......         36,300
                                                         -----------
                                                             125,362
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 FOOD DISTRIBUTORS -- 1.2%
       900    Fleming Companies Inc. ................    $    12,093
     7,200    Nash Finch Corporation.................        136,800
     3,600    Smithfield Foods Inc.+.................        118,800
     4,085    Suiza Foods Corporation+...............        243,312
     3,000    Supervalu, Inc. .......................        125,625
                                                         -----------
                                                             636,630
                                                         -----------
 HOMEBUILDERS -- 1.4%
     4,400    Centex Corporation.....................        276,925
     7,100    Ryland Group Inc. .....................        167,737
    17,700    Standard-Pacific Corporation...........        278,775
                                                         -----------
                                                             723,437
                                                         -----------
 HOTELS/RESORTS -- 0.3%
     7,500    Rio Hotel and Casino Inc.+.............        157,500
                                                         -----------
 HOUSEHOLD PRODUCTS/WARE -- 1.0%
    10,800    Ethan Allen Interiors Inc.**...........        416,475
     3,600    Premark International, Inc. ...........        104,400
                                                         -----------
                                                             520,875
                                                         -----------
 INDUSTRIAL MACHINERY/COMPONENTS -- 1.0%
     3,600    Applied Power Inc, Class A.............        248,400
     2,200    Esterline Technologies Corporation+....         79,200
     2,900    Ingersoll Rand Company.................        117,450
     4,000    Magnetek Inc. .........................         78,000
                                                         -----------
                                                             523,050
                                                         -----------
 INSURANCE -- 4.4%
     1,800    Allstate Corporation...................        163,575
     5,300    Conseco Inc. ..........................        240,819
     3,800    Fremont General Corporation............        208,050
    10,200    Old Republic International
                Corporation..........................        379,312
       400    Orion Capital Corporation..............         18,575
     4,900    Selective Insurance Group, Inc. .......        132,300
    13,900    SunAmerica Inc.**......................        594,225
     2,900    Torchmark Corporation..................        121,981
     6,784    Travelers Group, Inc. .................        365,488
     3,500    20th Century Industries................         91,000
                                                         -----------
                                                           2,315,325
                                                         -----------
 IRON/STEEL -- 1.8%
     2,100    AK Steel Holding Corporation...........         37,144
     9,900    British Steel PLC, ADR.................        212,231
     1,600    Carpenter Technology Corporation.......         76,900
     3,200    Cleveland Cliffs.......................        146,600
    12,300    Oregon Steel Mills, Inc. ..............        262,144
     6,200    USX-US Steel Group, Inc. ..............        193,750
                                                         -----------
                                                             928,769
                                                         -----------
 MACHINE -- DIVERSIFIED -- 1.8%
     3,500    Caterpillar Inc. ......................        169,969
     4,800    Cincinnati Millacron Inc. .............        124,500
     1,500    Gleason Corporation....................         40,406
     3,200    Graco Inc. ............................        119,400
     2,100    Nacco Industries, Inc., Class A........        225,093
     2,900    Tecumseh Products Company, Class A.....        141,375
     3,900    Varlen Corporation.....................         95,610
                                                         -----------
                                                             916,353
                                                         -----------
 MANUFACTURING -- 0.7%
     1,600    Carlisle Companies Inc. ...............         68,400
     2,000    Pentair Inc. ..........................         71,875
     4,900    Smith Corporation......................        207,025
                                                         -----------
                                                             347,300
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
  MARINE TRANSPORTATION -- 1.1%
     1,700    Alexander & Baldwin....................    $    46,431
     4,500    Sea Containers, Ltd., Class A..........        144,000
     7,300    Tidewater, Inc. .......................        402,412
                                                         -----------
                                                             592,843
                                                         -----------
   MEDICAL -- HOSPITAL MANAGEMENT AND SERVICE -- 0.5%
       300    Crawford & Company.....................          6,131
     5,106    Integrated Health Services.............        159,243
     4,400    Phycor Inc.+...........................        118,800
                                                         -----------
                                                             284,174
                                                         -----------
   MEDICAL -- INSTRUMENTS -- 0.6%
     8,400    Healthdyne Technologies+...............        171,150
     4,800    West Inc. .............................        142,800
                                                         -----------
                                                             313,950
                                                         -----------
   METAL FABRICATE/HARDWARE -- 2.8%
     4,300    Alcan Aluminum Ltd. ...................        118,788
     6,800    Amcast Industrial Corporation..........        155,975
     1,800    Ampco-Pittsburgh Corporation...........         35,213
     3,800    Commercial Metals......................        119,938
     8,000    Kaydon Corporation.....................        261,000
     4,700    SPS Technologies, Inc.+................        205,037
    15,400    Timken Company**.......................        529,375
                                                         -----------
                                                           1,425,326
                                                         -----------
   METAL MINING -- 0.6%
     2,200    Arch Coal Corporation..................         60,225
     5,200    Asarco, Inc. ..........................        116,675
     4,900    Brush Wellman Inc. ....................        120,050
                                                         -----------
                                                             296,950
                                                         -----------
   METALS/MINERALS -- 0.4%
     5,600    Cyprus Amax Minerals Company...........         86,100
     1,900    Phelps Dodge Corporation...............        118,275
                                                         -----------
                                                             204,375
                                                         -----------
   MULTI-SECTOR COMPANIES -- 0.8%
    10,200    Canadian Pacific, Ltd..................        277,950
     8,100    Kaman Corporation......................        132,637
                                                         -----------
                                                             410,587
                                                         -----------
   NATURAL GAS DISTRIBUTION -- 0.8%
     2,400    Nova Corporation.......................         22,950
     9,400    NUI Corporation........................        269,662
     4,300    Southwestern Energy Company............         55,362
                                                         -----------
                                                             347,974
                                                         -----------
   NON-US UTILITY -- 0.6%
    12,700    West Coast Energy, Inc. ...............        292,100
                                                         -----------
   OFFICE SUPPLIES -- 1.2%
     2,100    Hon Industries.........................        123,900
     6,100    Interface, Inc. .......................        176,900
     6,100    Miller (Herman), Inc. .................        332,831
                                                         -----------
                                                             633,631
                                                         -----------
   OIL AND GAS -- EQUIPMENT AND SERVICES -- 2.5%
     3,300    BJ Services+...........................        237,394
     2,400    Halliburton Company....................        124,650
     3,900    Smith International, Inc.+.............        239,362
    22,900    Varco International Inc.+**............        490,918
     4,300    Weather Ford Enterra, Inc.+............        188,125
                                                         -----------
                                                           1,280,449
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
   OIL AND GAS PRODUCTION -- 0.6%
     3,900    Cabot Oil and Gas Corporation..........    $    75,806
     1,400    Imperial Oil Ltd. .....................         89,512
     2,500    Murphy Oil Corporation.................        135,468
                                                         -----------
                                                             300,786
                                                         -----------
   OIL/REFINING/MARKETING -- 4.0%
     4,200    Ashland Inc. ..........................        225,488
     1,800    Columbia Gas System....................        141,413
     4,000    Equitable Resources Inc. ..............        141,500
       500    Holly Corporation......................         13,812
     2,900    Nabors Industries Inc.+................         91,168
    15,500    Parker Drilling Company+...............        188,906
     2,200    Phillips Petroleum Company.............        106,975
     1,757    Pioneer Natural Resources Company......         50,843
     5,100    Sun Company, Inc. .....................        214,518
     5,200    Tosco Corporation......................        196,625
    17,900    USX-Marathon Group**...................        604,125
     3,400    Valero Energy Corporation..............        106,887
                                                         -----------
                                                           2,082,260
                                                         -----------
   OTHER SPECIALTY CHAINS -- 1.1%
       200    Fabri-Centers of America, Class A+.....          4,462
     9,200    Haverty Furniture......................        124,200
     1,600    Ladd Furniture Inc.+ ..................         24,000
    17,650    Pier 1 Imports Inc. ...................        399,331
                                                         -----------
                                                             551,993
                                                         -----------
   PAPER AND FOREST PRODUCTS -- 1.0%
    11,500    Pope & Talbot Inc. ....................        173,218
     2,300    Rayonier Inc. .........................         97,893
    11,480    Wausau-Mosinee Corporation.............        231,035
                                                         -----------
                                                             502,146
                                                         -----------
   PETROLEUM -- 1.7%
         6    British Petroleum PLC, ADR.............            478
     4,600    CTG Resources Inc. ....................        119,888
     3,500    Elf Aquitaine, ADR.....................        205,188
       600    Indiana Energy Inc. ...................         19,762
     4,300    Pennzoil Company.......................        287,293
     6,900    YPF Sociedad Anonima, ADR..............        235,893
                                                         -----------
                                                             868,502
                                                         -----------
   PRECIOUS STONES -- 0.2%
     5,800    De Beers Cons Mines, ADR...............        118,538
                                                         -----------
   PRINTING/FORMS -- 0.8%
    11,000    Bowne & Company Inc.**.................        438,625
                                                         -----------
   PUBLISHING AND NEWS -- 0.3%
     4,000    Meredith Corporation...................        142,750
       400    Playboy Enterprises, Inc.+.............          5,550
                                                         -----------
                                                             148,300
                                                         -----------
   REAL ESTATE -- 0.3%
     3,100    LNR Property Corporation...............         73,237
     3,100    Lennar Corporation.....................         66,843
                                                         -----------
                                                             140,080
                                                         -----------
   RECREATIONAL PRODUCTS/TOYS -- 0.1%
     4,500    Huffy Corporation......................         60,750
                                                         -----------
   RENTAL/LEASING COMPANIES -- 0.6%
     4,300    GATX Corporation.......................        312,018
                                                         -----------
   RESTAURANTS -- 1.8%
    18,550    CKE Restaurants, Inc.**................        781,419
     1,800    Piccadilly Cafeterias Inc. ............         23,625
    14,300    Ryan Family Steak Houses, Inc.+........        122,443
                                                         -----------
                                                             927,487
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 RETAIL -- 2.6%
     5,300    Compusa Inc.+..........................    $   164,300
     6,300    Costco Companies, Inc. ................        281,138
     2,500    Dayton Hudson Corporation..............        168,750
     3,800    General Nutrition Companies+...........        129,200
     7,200    Justin Industries......................         98,100
         2    Fred Meyer Inc. .......................             72
    11,900    Office Max Inc.+.......................        169,575
    10,200    TJX Companies, Inc. ...................        350,625
                                                         -----------
                                                           1,361,760
                                                         -----------
 SAVINGS AND LOAN ASSOCIATIONS -- 1.4%
     2,900    Ahmanson (HF) & Company................        194,119
     8,000    Dime Bancorp Inc. .....................        242,000
     7,200    Golden State Bancorp Inc. .............        269,100
                                                         -----------
                                                             705,219
                                                         -----------
 SPECIALTY FOOD/CANDY -- 0.5%
     6,900    Interstate Bakeries Corporation........        257,887
                                                         -----------
 TELECOMMUNICATIONS -- 0.5%
     5,200    Communications Satellite Corporation...        126,100
     1,300    Telefonica De Espana -- SP ADR.........        118,381
                                                         -----------
                                                             244,481
                                                         -----------
 TEXTILES -- 1.2%
    10,250    Guilford Mills Inc. ...................        280,593
     3,900    Jones Apparel Group Inc.+..............        167,700
     3,700    Springs Industries, Inc., Class A......        192,400
                                                         -----------
                                                             640,693
                                                         -----------
 TOBACCO MANUFACTURERS -- 0.6%
     8,100    RJR Nabisco Holdings Corporation.......        303,750
                                                         -----------
 TRANSPORTATION -- 0.9%
     1,400    Air Express International
                Corporation..........................         42,700
     2,800    Airborne Freight Corporation...........        173,950
     4,100    Kansas City Southern Industries,
                Inc. ................................        130,175
     5,000    Stolt - Nielsen S.A. ..................        105,937
                                                         -----------
                                                             452,762
                                                         -----------
 TRUCKING AND LEASING -- 1.4%
       100    Arnold Industries Inc. ................          1,725
     8,600    Laidlaw Inc. ..........................        117,175
    10,100    Roadway Express, Inc. .................        223,462
     5,700    Rollins Truck Leasing Corporation......        101,887
       900    XTRA Corporation.......................         52,762
     8,500    Yellow Corporation ....................        213,562
                                                         -----------
                                                             710,573
                                                         -----------
 WATER SUPPLY -- 0.2%
     2,100    Aquarion Company.......................         72,581
       467    Culligan Water Technologies+...........         23,584
                                                         -----------
                                                              96,165
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 WHOLESALE DISTRIBUTORS -- 0.4%
       800    Hughes Supply Inc. ....................    $    27,950
     6,600    VWR Scientific Products Corporation....        186,450
                                                         -----------
                                                             214,400
                                                         -----------
              Total Common Stocks
                (Cost $41,472,987)...................     48,782,509
                                                         -----------

PRINCIPAL
  AMOUNT
---------
 U.S. TREASURY OBLIGATIONS -- 0.3%
  (Cost $149,551)
 US TREASURY BILLS:
$  150,000    5.200%++ due 01/22/1997**..............        149,550
                                                         -----------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 5.6%
   912,000    Federal Home Loan Mortgage Corporation,
                (FHLB) 5.750%++ due 01/02/1997.......        911,854
 2,000,000    Federal Home Loan Mortgage Corporation,
                (FHLMC) 5.750%++ due 01/22/1997......      1,993,350
                                                         -----------
              Total US Government Agency Obligations
                (Cost $2,905,205)....................      2,905,204
                                                         -----------
TOTAL INVESTMENTS (COST $44,527,743*).........  100.1%    51,837,263
OTHER ASSETS AND LIABILITIES (NET)............   (0.1)       (48,738)
                                                -----    -----------
NET ASSETS....................................  100.0%   $51,788,525
                                                =====    ===========

----------------------
 *  Aggregate cost for Federal tax purposes was $44,567,034.
**  This security is pledged as collateral for futures contracts.
 +  Non-income producing security.
 ++  Annualized yield at date of purchase.
 # Amount represents less than 0.01%.

                                                        UNREALIZED
NUMBER OF                                             APPRECIATION/
CONTRACTS                                             (DEPRECIATION)
---------                                             --------------
 FUTURES CONTRACTS -- LONG POSITION
    8        S&P 500, March 1998....................     $17,732
                                                         -------
             Net unrealized depreciation on futures
               contracts -- Long Position...........     $17,732
                                                         =======

                               GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 96.8%
 ARGENTINA -- 0.4%
     1,666    IRSA Inversiones y Representaciones
                S.A., GDR...........................    $     62,683
    10,000    Perez Companc S.A., Class B...........          71,414
     3,800    Telefonica De Argentina S.A., ADR.....         141,550
     3,900    Y.P.F. S.A., ADR......................         133,331
                                                        ------------
                                                             408,978
                                                        ------------
 AUSTRALIA -- 1.7%
     8,347    Australia and New Zealand Bank........          55,163
   130,087    QBE Insurance Group Ltd. .............         585,604
    91,900    Woodside Petroleum Limited............         648,073
   171,814    Woolworths Limited....................         574,456
                                                        ------------
                                                           1,863,296
                                                        ------------
 BRAZIL -- 0.9%
     3,100    Brazil Realty S.A., GDR**.............          60,450
       300    Cemig Companhia New ADR...............          12,900
     3,500    Centrais Electricas Brasileiras,
                ADR.................................          87,028
       300    Centrais Electricas de Santa Cartarina
                S.A.**..............................          32,700
     4,200    CIA Brasil Dist. PAO Acuar ADR........          81,375
     3,000    CIA Energetica Minas Geras Cemig
                ADR**...............................         129,000
     1,200    Companhia Siderurgica Nacional, ADR...          33,332
     7,000    Companhia Vale do Rio Doce, ADR.......         126,000
     6,700    Multicanal Participacoes S.A., ADR+...          39,363
     3,900    Petroleo Brasileiro S.A., ADR.........          91,206
     1,200    Telebras ADR..........................         139,725
     3,900    Unibanco GDR..........................         125,531
                                                        ------------
                                                             958,610
                                                        ------------
 CANADA -- 2.7%
    12,483    Bank of Nova Scotia...................         588,270
     1,700    Bell Canada International.............          25,925
    25,500    Bombardier Inc., Class B+.............         524,614
     8,100    Newbridge Networks Corporation+.......         283,688
     9,518    Northern Telecom Limited..............         846,938
    15,300    Toronto-Dominion Bank.................         576,005
                                                        ------------
                                                           2,845,440
                                                        ------------
 CHILE -- 0.3%
     5,100    Cia de Telecomunicaciones de Chile
                S.A., ADR...........................         152,363
     2,200    Distribucion Y Servicio ADR+..........          40,838
     3,400    Linea Area Nacidnal -- SP ADR+........          46,325
     3,200    Madeco ADR............................          48,800
                                                        ------------
                                                             288,326
                                                        ------------
 CHINA -- 0.0%#
    15,000    Cheung Kong Infrastructure............          42,393
                                                        ------------
 FINLAND -- 1.1%
     8,000    Enso Oy, Class R......................          62,101
    16,060    Oy Nokia AB, Class A..................       1,122,891
                                                        ------------
                                                           1,184,992
                                                        ------------
 FRANCE -- 4.2%
     2,428    L'OREAL...............................         949,824
     6,000    SGS Thompson Microelectronics
                N.V.+ ..............................         371,262
     7,200    SGS-Thompson Microelectronics N.V.,
                ADR+................................         439,650
    15,353    Total S.A., Class B...................       1,670,468
    14,753    Valeo S.A. ...........................       1,000,361
                                                        ------------
                                                           4,431,565
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 GERMANY -- 3.7%
     2,170    Adidas AG ............................    $    285,393
     1,527    Bayerische Motoren Werke AG...........       1,141,643
     9,570    Deutsche Bank AG......................         675,592
     2,807    Mannesmann AG.........................       1,418,323
     1,380    SAP AG................................         419,216
                                                        ------------
                                                           3,940,167
                                                        ------------
 GREAT BRITAIN -- 13.9%
    63,700    Argos PLC.............................         576,443
    36,400    Bass PLC..............................         559,555
   117,900    British Airways.......................       1,084,345
    65,600    Compass Group PLC.....................         801,571
    53,153    Dixons Group PLC......................         533,385
    47,400    Electrocomponents PLC.................         351,870
    22,947    Glaxo Wellcome PLC....................         542,693
    53,009    Granada Group PLC.....................         809,655
    43,000    HSBC Holdings PLC.....................       1,101,688
     4,900    Ramco Energy PLC, ADR.................          65,231
   108,100    Reuters Holdings PLC..................       1,180,627
    44,841    Rio Tinto PLC.........................         551,598
    35,600    SEMA Group PLC........................         866,783
    57,800    Siebe PLC.............................       1,134,387
    82,900    Smith Industries PLC..................       1,154,558
   103,842    SmithKline Beecham PLC................       1,062,494
    78,700    Unilever PLC..........................         673,407
   216,000    Vodafone Group........................       1,573,305
                                                        ------------
                                                          14,623,595
                                                        ------------
 HONG KONG -- 1.7%
     9,500    Asia Satellite Telecommunications
                Holdings Ltd. ......................          16,244
    50,000    Beijing Datang Power Generation
                Company Ltd. .......................          22,906
    61,000    Cheung Kong (Holdings) Ltd. ..........         399,503
    42,000    China Food Holdings Ltd. .............          13,821
    32,000    Guangdong Kelon Elec Holding..........          32,830
    15,000    Guangnan Holdings.....................          12,292
         1    Jardine Matheson Holdings Ltd., ADR...               5
   364,000    National Mutual Asia Ltd. ............         361,698
    20,800    New World Infastructure Ltd...........          46,840
    20,000    Ng Fung Hong Ltd. ....................          21,035
    47,000    Qingling Motors Company...............          23,048
   121,000    Sun Hung Kai Properties Ltd. .........         843,206
    30,000    Zhenhai Refining and Chemical Company
                Ltd. ...............................          12,485
                                                        ------------
                                                           1,805,913
                                                        ------------
 INDIA -- 0.4%
     2,180    Bombay Suburban Electric Company
                GDR.................................          37,878
     8,900    Gujarat Ambuja Cements Ltd.**.........          63,635
       800    Hindalco Industries Ltd., GDR.........          15,750
     1,700    Hindalco Industries Ltd., GDR.........          33,469
     1,300    Indian Hotels Company Ltd., GDR**.....          24,456
     1,700    Larsen & Toubro Ltd. .................          18,700
     3,900    Mahanagar Telephone Nigam Ltd.,
                GDR+**..............................          60,255
     1,500    Ranbaxy Laboratories Ltd., GDR........          38,438
     2,500    State Bank of India, GDR***...........          44,688
     5,000    Tata Engineering & Locomotive Company,
                GDR.................................          41,675
     1,100    Videsh Sanchar Nigam Ltd., GDR+.......          15,318
     1,100    Videsh Sanchar Nigam Ltd., GDR***.....          15,125
                                                        ------------
                                                             409,387
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 INDONESIA -- 0.1%
    25,500    PT Astra International Inc.
                (Foreign)+**........................    $      9,389
     9,000    PT Gudang Garam.......................          13,705
    67,000    PT Indah Kiat Pulp & Paper Corporation
                Tbk.................................          11,877
    27,500    PT Indorama Synthetics................          12,250
     9,000    PT Indosat............................          16,691
    10,000    PT Ramayana Lestari Sentosa...........           9,409
         1    PT Steady Safe........................               0
     2,450    PT Telekomunikasi Indonesia, ADR......          27,103
                                                        ------------
                                                             100,424
                                                        ------------
 ISRAEL -- 0.2%
    38,000    Bank Leumi Le-Israel..................          63,831
    17,000    Super-Sol Ltd.........................          48,218
     1,800    Super-Sol Ltd., ADR...................          25,313
     1,800    Tadiran Ltd...........................          64,238
                                                        ------------
                                                             201,600
                                                        ------------
 ITALY -- 3.3%
   291,000    Credito Italiano......................         897,346
    77,500    Ente Nazionale Idrocarburi............         439,415
    64,900    La Rinascente S.P.A. .................         484,274
   174,100    Telecom Italia Mobile.................         803,576
   136,000    Telecom Italia S.P.A. ................         868,739
                                                        ------------
                                                           3,493,350
                                                        ------------
 JAPAN -- 7.2%
     8,300    Acom Company, Ltd. ...................         457,756
     1,900    Aiful Corporation.....................         128,801
    23,000    Canon, Inc............................         535,580
     7,400    Credit Saison Company, Ltd. ..........         182,520
     4,600    Hirose Electric.......................         235,021
     3,300    Keyence Corporation...................         487,859
    12,000    Promise Company, Ltd. ................         665,492
    33,000    Ricoh Company, Ltd. ..................         409,498
     6,000    Rohm Company Ltd. ....................         611,260
       900    Sankyo Company, Ltd. .................          20,337
    72,000    Shiseido Company, Ltd. ...............         981,693
     2,300    Shohkoh Fund Company..................         701,187
    11,700    Sony Corporation......................       1,039,602
     9,000    Takeda Chemical Industries............         256,454
    27,100    Toyko Electron Ltd. ..................         867,698
                                                        ------------
                                                           7,580,758
                                                        ------------
 KOREA -- 0.1%
       168    Housing & Commercial Bank, GDR***.....           1,277
     5,800    Korea Electric Power Corporation......          53,723
       450    Pohang Iron & Steel Company Ltd. .....          12,186
        80    SK Telecom Company Ltd. ..............          24,783
                                                        ------------
                                                              91,969
                                                        ------------
 MEXICO -- 1.1%
    20,000    ALFA, S.A. de C.V.....................         134,564
    15,000    Cemex S.A. de C.V. ...................          79,921
    28,000    Cifra S.A. de C.V., Series B..........          68,764
    31,000    Corporacion Moctezuma, S.A. de
                C.V.+ ..............................          38,642
    12,600    Fomento Economico Mexicana, Class B...         101,168
     3,200    Grupo Accion, S.A. de C.V., ADR+**....          33,200
    34,000    Grupo Financiero Banamex Accival, S.A.
                de C.V. (Banacci), Series B.........         101,741
     4,000    Grupo Imsa, S.A. de C.V., ADR.........          94,250
     3,200    Grupo Televisa S.A., GDR+.............         123,800
    15,700    Kimberly-Clark de Mexico, S.A. de
                C.V., Class A.......................          74,896

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
MEXICO -- (CONTINUED)
     4,900    PanAmerican Beverages Class A.........    $    159,863
     2,100    Telefono de Mexico SA ADR.............         117,731
                                                        ------------
                                                           1,128,540
                                                        ------------
 NETHERLANDS -- 3.3%
    15,050    AEGON N.V. ...........................       1,339,707
    14,500    ASM Lithography Holding...............         951,078
    12,435    Getronics.............................         396,163
    12,700    Ispat International N.V.+ ............         241,135
     4,200    Wolters Kluwer N.V. ..................         542,477
                                                        ------------
                                                           3,470,560
                                                        ------------
 NEW ZEALAND -- 1.0%
   211,800    Telecom Corporation of New Zealand....       1,026,896
                                                        ------------
 PHILIPPINES -- 0.2%
   121,000    Ayala Land, Inc., Class B.............          47,803
   298,100    Belle Corporation.....................          11,482
     7,000    Benpres Holdings Corporation,
                GDR**+..............................          21,700
   197,700    International Container Terminal
                Services, Inc.......................          24,407
     6,000    Manila Electric Company, Class B......          19,852
       500    Philippine Long Distance Telephone
                Company.............................          10,864
     1,600    Philippine Long Distance Telephone
                Company, ADR........................          36,000
   215,000    SM Prime Holdings Inc. ...............          31,852
   320,000    Solid Group, Inc. ....................          12,642
                                                        ------------
                                                             216,602
                                                        ------------
 POLAND -- 0.0%#
       700    Bank Handlowy W. Warszawie+...........           8,936
     1,000    Bank Handlowy W. Warszawie, GDR+**....          13,225
     4,200    KGHM Polska Miez S.A., GDR+...........          28,875
                                                        ------------
                                                              51,036
                                                        ------------
 PORTUGAL -- 1.1%
     5,400    Colep-Companhia Portuguesa de
                Emblagens+..........................          76,283
     1,200    Electricidade de Portugal.............          22,722
     3,300    Investec-Consultoria Internacional,
                S.A.+...............................          97,718
    20,100    Portugal Telecommunications S.A. .....         932,649
                                                        ------------
                                                           1,129,372
                                                        ------------
 RUSSIA -- 0.4%
     1,000    Lukoil Oil Company, ADR...............          92,250
     1,600    Mosenergo, ADR**......................          60,000
     1,000    Tatneft, ADR+**.......................         142,500
     2,800    Unified Energy Systems, GDR...........          84,700
                                                        ------------
                                                             379,450
                                                        ------------
 SINGAPORE -- 0.0%#
     2,400    Asia Pulp & Paper ADR.................          24,150
                                                        ------------
 SOUTH AFRICA -- 0.4%
    26,300    Billiton PLC+.........................          67,554
    16,900    Engen Ltd. ...........................          85,949
    10,400    First National Bank Holdings Ltd. ....          92,428
     5,260    Gencor Ltd. ..........................           8,701
     2,800    Liberty Life Association of Africa
                Ltd. ...............................          71,920
    33,000    Lonrho PLC............................          50,180
     8,400    Sasol Ltd. ...........................          88,030
                                                        ------------
                                                             464,762
                                                        ------------
 SPAIN -- 0.3%
     5,300    Gas Natural SDG, S.A.+ ...............         274,827
                                                        ------------
 SWEDEN -- 1.1%
    29,662    Ericsson Telecommunications, Class
                B...................................       1,115,140
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 SWITZERLAND -- 3.1%
     1,083    Nestle S.A. ..........................    $  1,621,925
       553    Novartis AG...........................         896,665
     2,355    Schweizerischer Bankverein............         731,481
                                                        ------------
                                                           3,250,071
                                                        ------------
 TAIWAN -- 0.3%
     3,150    Acer Inc., GDR........................          23,940
     1,200    ASE Test Ltd.+........................          78,450
     3,870    Asustek Computer Inc., GDR+...........          63,758
     1,700    China Steel Corporation...............          25,287
     3,900    Siliconware Precision Industries
                Company, GDR........................          50,017
     7,500    The R.O.C. Taiwan Fund................          60,938
                                                        ------------
                                                             302,390
                                                        ------------
 THAILAND -- 0.1%
     5,000    Advanced Information Services Public
                Company, Ltd. ......................          24,852
     6,000    Bangkok Bank Public Company Ltd. .....          15,425
     9,800    Electricity Generating Public Company
                Limited (Foreign)...................          18,897
     1,900    PTT Exploration and Production Public
                Company, Ltd. (Foreign).............          22,552
                                                        ------------
                                                              81,726
                                                        ------------
 TURKEY -- 0.2%
     5,600    Sabanci Holdings+**...................          85,400
     2,700    Yapi ve Kredi Bankasi S.A., GDR**.....         103,950
                                                        ------------
                                                             189,350
                                                        ------------
 UNITED STATES -- 42.2%
    11,500    AES Corporation.......................         536,188
     3,700    AMR Corporation+......................         475,450
    10,200    American Express Company..............         910,350
     6,100    American International Group, Inc. ...         663,375
     4,900    Apollo Group, Inc., Class A+..........         231,525
     2,600    @Entertainment, Inc.+ ................          28,925
     7,100    BMC Software, Inc.+...................         465,938
    14,400    Bristol-Myers Squibb Company..........       1,362,600
    26,100    CBS Corporation.......................         768,319
    12,311    CVS Corporation.......................         788,673
    11,500    Campbell Soup Company.................         668,438
     7,900    Cardinal Health, Inc. ................         593,488
    13,600    Cedant Corporation....................         467,500
     9,450    Cisco Systems Inc.+...................         526,838
     6,700    Clorox Company........................         529,719
    22,300    Coca-Cola Enterprises Inc. ...........         793,044
     7,100    Colgate-Palmolive Company.............         521,850
    11,700    Compaq Computer Corporation...........         660,319
    12,700    Computer Association International
                Inc. ...............................         671,512
    12,000    Compuware Corporation.................         384,000
    14,900    ConAgra Inc. .........................         488,906
    10,525    Consolidated Stores Corporation.......         462,442
    14,000    Costco Companies, Inc. ...............         624,750
     8,700    Dayton Hudson Corporation.............         587,250
     6,400    Diebold Inc. .........................         324,000
     8,100    Disney (Walt) Company.................         802,406
    18,300    EMC Corporation.......................         502,106
    11,200    Fort James Corporation................         428,400

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 UNITED STATES -- (CONTINUED)
     4,600    Franklin Resources Inc. ..............    $    399,912
     7,100    Gannett Company, Inc. ................         438,869
    28,100    General Electric Company..............       2,061,839
    12,400    HBO & Company.........................         595,200
    14,000    Halliburton Company...................         727,125
    21,300    Healthsouth Corporation+..............         591,075
     8,800    Interpublic Group of Companies,
                Inc. ...............................         438,350
     8,500    Ispat International NV+...............         183,813
     9,200    Jones Apparel Group, Inc.+............         395,600
     9,500    Lilly (Eli) & Company.................         661,438
     7,400    Lucent Technologies, Inc. ............         591,075
    18,850    MBNA Corporation......................         514,841
     7,400    Marriot International Inc. ...........         512,450
     6,600    Masco Corporation.....................         335,775
     7,000    Merck & Company, Inc. ................         743,750
     7,900    Microsoft Corporation+................       1,021,075
     7,300    Miller (Herman), Inc. ................         398,306
    14,400    Omnicare Inc. ........................         446,400
     9,400    Parametric Technology Company+........         445,325
    10,150    Paychex Inc. .........................         513,844
     6,400    Payless ShoeSource Inc.+..............         429,600
    17,500    PeopleSoft Inc.+......................         682,500
    17,500    PepsiCo, Inc. ........................         637,656
    14,200    Pfizer Inc. ..........................       1,058,788
    17,200    Procter & Gamble Company..............       1,372,775
    14,500    Quintiles Transnational
                Corporation+........................         554,625
    15,400    QuorumHealth Group, Inc.+.............         402,325
     8,000    Rite Aid Corporation..................         469,500
     6,200    SBC Communications Inc. ..............         454,150
    11,900    SCI Systems, Inc. ....................         518,394
     7,400    Sara Lee Corporation..................         416,712
    12,300    Schering-Plough Corporation...........         764,138
    13,600    Schlumberger Ltd. ....................       1,094,800
     7,800    Solectron Corporation.................         324,187
     8,500    Southtrust Corporation................         539,219
    18,400    Southwest Airlines Company............         453,100
    11,800    SunAmerica, Inc. .....................         504,450
    17,500    TJX Companies Inc.....................         601,563
     1,600    Taiwan Semiconductor Manufacturing
                Company Ltd., ADR+..................          29,100
     7,000    Tellabs, Inc.+........................         370,125
     9,800    Tiffany & Company.....................         353,413
    10,500    Tosco Corporation.....................         397,031
    10,850    Travelers Group, Inc. ................         584,544
     8,500    USA Waste Services Inc.+..............         333,625
    17,000    Wal-Mart Stores, Inc. ................         670,438
    14,400    Walgreen Company......................         451,800
     7,300    Warner-Lambert Company................         905,200
     6,500    Washington Mutual Inc. ...............         414,781
     6,400    Western Atlas Inc. ...................         473,600
                                                        ------------
                                                          44,546,512
                                                        ------------
 VENEZUELA -- 0.1%
     1,200    Compania Anonima Nacional Telefonos de
                Venezuela, ADR......................          49,950
     6,000    Siderurgica Venezolana Sivensa, ADR...          24,000
                                                        ------------
                                                              73,950
                                                        ------------
              Total Common Stocks (Cost
                $95,896,608)........................     101,996,097
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 RIGHTS -- 0.1%
  ARGENTINA -- 0.1% (Cost $79,392)
     8,333    Banco Frances del Rio de la Plata
                S.A. ...............................    $     77,344
                                                        ------------
 WARRANT -- 0.0%#
  (Cost $0)
 PHILIPPINES -- 0.0%#
    59,620    Belle Corporation, Expires
                09/11/2000..........................              92
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $1,517,000)
 $1,517,000    Agreement with SBC Warburg, 6.500%
                 dated 12/31/1997 to be repurchased
                 at $1,517,548 on 01/02/1998,
                 collateralized by $965,000 U.S.
                 Treasury Notes, 11.250% due
                 02/15/2015 (Market value
                 $1,507,137).........................
                                                            1,517,000
                                                         ------------
TOTAL INVESTMENTS (COST $97,493,000*).........
                                                 98.3%    103,590,533
OTHER ASSETS AND LIABILITIES (NET)............
                                                  1.7       1,763,756
                                                -----    ------------
NET ASSETS....................................
                                                100.0%   $105,354,289
                                                =====    ============

----------------------
  * Aggregate cost for Federal tax purposes was $97,827,564.
 ** Illiquid security (see Note 4).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
 # Amount is less than 0.1%.

The industry classification of the Managed Global Series at December 31, 1997 was as follows:

                                             % OF          VALUE
       INDUSTRY CLASSIFICATION            NET ASSETS      (NOTE 1)
       -----------------------            ----------      --------
LONG TERM INVESTMENTS:
Financial Services....................        6.5%      $  6,859,223
Health Care...........................        7.0          7,356,554
Communication/Telecommunications......        9.8         10,283,743
Technology............................        5.8          6,090,427
Food and Beverage Products............        4.3          4,481,398
Oil and Gas...........................        5.5          5,803,163
Durable Goods.........................        1.7          1,787,278
Insurance.............................        2.9          3,022,305
Electronics...........................        3.8          4,014,427
Banks.................................        3.8          4,023,338
Drugs.................................        2.4          2,570,382
Retail................................        5.3          5,579,360
Services..............................        6.8          7,132,087
Machinery/Equipment...................        0.6            587,108
Computer Industry.....................        3.3          3,480,187
Nondurable Goods......................        4.5          4,761,393
Basic Industries......................        1.1          1,122,891
Metals/Mining.........................        1.3          1,370,651
Construction/Engineering..............        2.0          2,101,429
Holding Company.......................        1.4          1,444,422
Utility...............................        1.4          1,506,739
Chemicals and Allied Products.........        2.0          2,089,725
Recreation/Entertainment..............        0.5            565,831
Transportation........................        4.5          4,790,560
Office Supplies and Equipment.........        0.4            409,498
Industrial............................        2.9          3,017,212
Textiles..............................        0.4            395,600
Printing/Publishing...................        1.1          1,166,723
Real Estate...........................        1.0          1,080,382
Manufacturing.........................        0.1            152,796
Other.................................        2.8          3,026,700
                                            -----       ------------
TOTAL LONG TERM INVESTMENTS...........       96.9        102,073,532
REPURCHASE AGREEMENT..................        1.4          1,517,000
                                            -----       ------------
TOTAL INVESTMENTS.....................       98.3        103,590,532
OTHER ASSETS AND LIABILITIES..........        1.7          1,763,756
                                            -----       ------------
NET ASSETS............................      100.0%      $105,354,288
                                            =====       ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1997

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACTS

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                 CONTRACTS TO RECEIVE
            -------------------------------                UNREALIZED
EXPIRATION        LOCAL         IN EXCHANGE   VALUE IN   APPRECIATION/
   DATE         CURRENCY        FOR U.S. $     U.S. $    (DEPRECIATION)
----------      --------        -----------   --------   --------------
01/02/1998  ITL   372,451,671    $213,389     $210,543      $(2,846)
01/02/1998  CAD        49,699      34,537       34,778          241
01/05/1998  AUD         9,911       6,493        6,459          (34)
01/05/1998  HKD       434,951      56,130       56,128           (2)
01/06/1998  AUD        45,572      29,836       29,698         (138)
01/06/1998  JPY        61,945         477          475           (2)
01/07/1998  JPY     4,241,415      32,727       32,503         (224)
01/08/1998  ITL    61,115,771      34,770       34,547         (223)
01/30/1998  FRF       571,589      95,186       95,119          (67)
                                                            -------
                                                            $(3,295)
                                                            =======

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                 CONTRACTS TO DELIVER
            -------------------------------                 UNREALIZED
EXPIRATION        LOCAL         IN EXCHANGE   VALUE IN    APPRECIATION/
   DATE         CURRENCY        FOR U.S. $     U.S. $     (DEPRECIATION)
----------      --------        -----------   --------    --------------
01/02/1998  AUD       100,681    $  66,027    $  65,618      $    409
01/02/1998  FIM        50,334        9,312        9,237            75
01/05/1998  DEM       123,264       69,009       68,524           485
01/05/1998  FIM       197,017       36,359       36,158           201
01/06/1998  CHF       112,676       77,467       77,109           358
01/06/1998  DEM       463,079      258,718      257,443         1,275
01/06/1998  PTE    11,091,194       60,610       60,264           346
01/07/1998  AUD       105,156       68,688       68,524           164
01/07/1998  ESP     7,023,881       46,350       46,107           243
01/07/1998  GBP        14,780       24,486       24,275           211
01/07/1998  JPY         1,627           12           12             0
01/07/1998  ESP     9,733,347       63,909       63,892            17
01/08/1998  AUD       200,577      130,744      130,696            48
01/30/1998  FRF       382,459       63,956       63,646           310
02/13/1998  GBP     3,119,000    5,293,567    5,126,595       166,972
02/13/1998  JPY   436,000,000    3,528,250    3,361,456       166,794
                                                             --------
                                                             $337,908
                                                             --------
Net Unrealized Appreciation of Forward Foreign Exchange
  Contracts............................................      $334,613
                                                             ========
------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
                      ADR      -- American Depositary Receipt
                      AUD      -- Australian Dollar
                      CAD      -- Canadian Dollar
                      CHF      -- Swiss Franc
                      DEM      -- German Mark
                      ESP      -- Spanish Peseta
                      FIM      -- Finnish Markka
                      FRF      -- French Franc
                      GBP      -- British Pound Sterling
                      GDR      -- Global Depositary Receipt
                      HKD      -- Hong Kong Dollar
                      ITL      -- Italian Lira
                      JPY      -- Japanese Yen
                      PTE      -- Portuguese Escudo
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 87.7%
 ARGENTINA -- 6.6%
     43,325    Banco Frances del Rio de la Plata
                 S.A., ADR...........................    $   402,135
      9,666    IRSA Inversiones y Representaciones
                 S.A., GDR...........................        363,684
     63,000    Perez Companc S.A., Class B...........        449,905
     15,700    Telefonica de Argentina S.A., ADR.....        584,825
     23,500    Y.P.F S.A., ADR.......................        803,406
                                                         -----------
                                                           2,603,955
                                                         -----------
 BRAZIL -- 7.8%
      8,900    Brazil Realty S.A., GDR**.............        173,550
      4,000    Centrais Eletrobras...................            199
     18,400    Companhia Brasileira de Distribuicao
                 Grupo Pao de Acuar, ADR.............        356,500
     14,700    Companhia Energetica de Minas Geras,
                 ADR**...............................        635,775
  7,500,000    Companhia Siderurgica Nacional........        208,324
     40,900    Companhia Vale do Rio Doce, ADR.......        736,200
        800    Souza Crus S.A........................          6,451
      2,100    Telebras, ADR.........................        244,519
  7,200,800    Telec Brasileiras-Telebras ON.........        732,307
                                                         -----------
                                                           3,093,825
                                                         -----------
 CANADA -- 1.3%
     10,400    Bell Canada International Inc.+.......        158,600
     48,600    Hurricane Hydrocarbons Ltd., Class
                 A+..................................        377,495
                                                         -----------
                                                             536,095
                                                         -----------
 CHILE -- 3.9%
     24,200    Cia Telecom, ADR......................        722,975
     13,000    Distribucion y Servicio D&S S.A.,
                 ADR+................................        241,313
     20,700    Linea Aerea Nacional Chile S.A.,
                 ADR+................................        282,037
     19,100    Madeco S.A., ADR......................        291,275
                                                         -----------
                                                           1,537,600
                                                         -----------
 CHINA -- 0.6%
     84,000    Cheung Kong Infrastructure............        237,398
                                                         -----------
 GREAT BRITAIN -- 1.0%
     31,100    Ramco Energy PLC, ADR.................        414,019
                                                         -----------
 HONG KONG -- 3.0%
     57,000    Asia Satellite Telecommunications
                 Holdings Ltd........................         97,464
    299,000    Beijing Datang Power Generation
                 Company Limited+....................        136,979
    254,000    China Food Holdings Ltd. .............         83,585
    159,000    Guangdong Kelon Elec Holding..........        163,124
     88,000    Guangnan Holdings.....................         72,113
    126,000    Ng Fung Hong Limited..................        132,520
    134,000    New World Infrastructure Ltd. ........        301,755
    265,000    Qingling Motors Company...............        129,952
    180,000    Zhenhai Refining and Chemical Company
                 Limited.............................         74,913
                                                         -----------
                                                           1,192,405
                                                         -----------
 HUNGARY -- 1.3%
     31,600    Pick Szeged Rt., GDR**................        497,700
                                                         -----------
 INDIA -- 6.6%
     13,100    BSES Ltd., GDR+.......................        227,612
     62,000    Gujarat Ambuja Cements Ltd.**.........        443,300
     14,300    Hindalco Industries, Ltd. GDR.........        281,531
      7,800    Indian Hotels Ltd.**..................        146,737
     23,100    Mahanager Telephone Nigam Ltd.,
                 GDR+**..............................        356,895
     34,800    Mahindra & Mahindra Ltd., GDR**.......        369,315
     17,200    State Bank of India, GDR***...........        307,450

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 INDIA -- (CONTINUED)
     35,100    Tata Engineering & Locomotive Company,
                 GDR.................................    $   292,559
     11,800    Videsh Sanchar Nigam Ltd., GDR+***....        162,250
                                                         -----------
                                                           2,587,649
                                                         -----------
 INDONESIA -- 1.6%
    153,000    PT Astra International Inc.+**........         56,332
          3    PT Bank International Indonesia+......              0
     55,000    PT Gudang Garam.......................         83,750
    440,000    PT Indah Kiat Pulp and Paper
                 (Foreign)...........................         78,000
    164,000    PT Indorama Synthetics................         73,055
     54,000    PT Indosat............................        100,145
     69,000    PT Ramayana Lestari Sentosa...........         64,923
     14,200    PT Telekomunikasi Indonesia, ADR......        157,088
                                                         -----------
                                                             613,293
                                                         -----------
 ISRAEL -- 3.1%
    228,000    Bank Leumi Le-Israel..................        382,987
     95,000    Super-Sol Ltd.........................        269,456
     12,300    Super-Sol Ltd., ADR...................        172,968
     11,500    Tadiran Ltd...........................        410,413
                                                         -----------
                                                           1,235,824
                                                         -----------
 KOREA -- 1.4%
      1,014    Housing & Commercial Bank, GDR***.....          7,706
     34,000    Korea Electric Power Corporation*.....        314,926
      2,600    Pohang Iron & Steel Company Ltd.......         70,407
          1    Samsung Electronics Company Ltd. .....             22
        486    SK Telecom Company Ltd., ADR..........        150,560
                                                         -----------
                                                             543,621
                                                         -----------
 MALAYSIA -- 3.2%
    127,000    Berjaya Sports Toto BHD...............        324,888
    445,000    IJM Corporation BHD...................        147,590
     94,000    KFC Holdings (Malaysia) BHD...........        152,256
    113,000    Malakoff BHD..........................        235,326
     87,000    Malaysian Assurance Alliance BHD......         99,761
    130,000    PPB Oil Palms BHD+....................        100,270
     67,500    Telecom Malaysia BHD..................        199,575
                                                         -----------
                                                           1,259,666
                                                         -----------
 MEXICO -- 14.8%
     87,700    Cementos Mexicanos S.A., Class B......        467,270
    170,000    Cifra S.A. de C.V., Series B..........        417,496
    187,700    Corporacion Moctezuma, S.A. de
                 C.V.+...............................        233,971
     73,300    Fomento Economico Mexicana, Class B...        588,543
     19,300    Grupo Accion S.A. de C.V., ADR+**.....        200,238
    207,000    Grupo Financiero Banamex Accival, S.A.
                 de C.V. (Banacci), Series B.........        619,423
     26,400    Grupo Imsa S.A. de C.V., ADR..........        622,050
     19,900    Grupo Telivisa S.A., GDR..............        769,881
     95,300    Kimberly-Clark de Mexico, S.A. de
                 C.V., Class A.......................        454,625
     23,600    Panamerican Beverages Inc., Class A...        769,950
     12,300    Telefonos de Mexico S.A., ADR.........        689,569
                                                         -----------
                                                           5,833,016
                                                         -----------
 PAKISTAN -- 0.0%#
     24,200    Karachi Electric Supply Company+......         13,088
                                                         -----------
 PHILIPPINES -- 3.2%
    609,300    Ayala Land Inc., Class B..............        240,711
  1,871,000    Belle Corporation+....................         72,068
     42,001    Benpres Holdings Corporation,
                 GDR+**..............................        120,333
  1,201,000    International Container Terminal
                 Services, Inc. .....................        148,272
     34,000    Manila Electric Company, Class B......        112,494

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 PHILIPPINES -- (CONTINUED)
      3,000    Philippine Long Distance Telephone
                 Company.............................    $    65,185
      9,600    Philippine Long Distance Telephone
                 Company, ADR........................        216,000
  1,300,000    SM Prime Holdings Inc. ...............        192,593
  1,930,000    Solid Group, Inc.+....................         76,247
                                                         -----------
                                                           1,243,903
                                                         -----------
 POLAND -- 2.0%
     15,600    @Entertainment, Inc.+.................        173,550
     24,700    KGHM Polska Miez S.A., GDR+...........        169,813
     36,900    KREDYT BANK S.A., GDR+**..............        455,715
                                                         -----------
                                                             799,078
                                                         -----------
 PORTUGAL -- 3.7%
     39,900    Colep-Cia Portuguesa de Embalagens+...        563,651
      7,300    Electricidade de Portugal+............        138,226
     25,000    Investec-Consultadoria Internacional,
                 S.A.+...............................        740,288
                                                         -----------
                                                           1,442,165
                                                         -----------
 RUSSIA -- 4.9%
      6,200    Lukoil Oil Company, ADR...............        571,950
      6,000    Tatneft, ADR**........................        855,000
        300    Tatneft, ADR..........................         42,750
     15,400    Unified Energy Systems, GDR+..........        465,850
                                                         -----------
                                                           1,935,550
                                                         -----------
 SINGAPORE -- 0.3%
     13,350    Asia Pulp & Paper Company Ltd., ADR...        134,334
                                                         -----------
 SOUTH AFRICA -- 7.1%
    163,000    Billiton PLC+.........................        418,679
    103,000    Engen Ltd. ...........................        523,836
     60,600    First National Bank Holdings Ltd. ....        538,570
     32,600    Gencor Ltd. ..........................         53,926
     17,003    Liberty Life Association of Africa
                 Ltd. ...............................        436,736
    206,000    Lonrho PLC............................        313,244
     50,800    Sasol, Ltd. ..........................        532,374
                                                         -----------
                                                           2,817,365
                                                         -----------
 TAIWAN -- 4.0%
     18,875    Acer Inc., GDR........................        143,450
      7,400    ASE Test Ltd.+........................        483,775
     22,900    Asustek Computer Inc., GDR+...........        377,278
     10,300    China Steel Corporation...............        153,213
     19,000    Siliconware Precision Industries
                 Company, GDR........................        243,675
      9,200    Taiwan Semiconductor Manufacturing
                 Company Ltd., ADR+..................        167,325
                                                         -----------
                                                           1,568,716
                                                         -----------
 THAILAND -- 1.3%
     27,300    Advanced Information Services Public
                 Company, Ltd. (Foreign).............        134,526
     34,000    Bangkok Bank Public Company Ltd.
                 (Foreign)...........................         87,413

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 THAILAND -- (CONTINUED)
     60,400    Electricity Generating Public Company
                 Limited (Foreign)...................    $   116,465
     47,400    Industrial Finance Corporation of
                 Thailand (Foreign)..................          7,515
     12,400    PTT Exploration and Production Public
                 Company, Ltd. (Foreign).............        147,179
                                                         -----------
                                                             493,098
                                                         -----------
 TURKEY -- 3.8%
  5,100,000    Dogan Sirketler Grubu Holding A.S.....        201,785
     34,000    Haci Omer Sabanci Holdinds, ADR+**....        518,500
     20,100    Yapi ve Kredi Bankasi S.A., GDR+......        773,850
                                                         -----------
                                                           1,494,135
                                                         -----------
 VENEZUELA -- 1.2%
      7,300    Compania Anonima Nacional Telefonos de
                 Venezula, ADR.......................        303,863
     38,000    Siderurgica Venezolana "Sivensa",
                 ADR.................................        152,000
      6,550    Siderurgica Venezolana "Sivensa",
                 Class B.............................          3,052
                                                         -----------
                                                             458,915
                                                         -----------
               Total Common Stocks (Cost
                 $37,246,671)........................     34,586,413
                                                         -----------
REFERRED STOCKS -- 4.6%
 BRAZIL -- 4.6%
 50,000,700    Banco Bradesco........................        492,816
    900,000    Banco Itau S.A........................        483,849
    341,900    Celesc................................        425,824
  1,951,000    Mesbla**..............................          8,741
  1,740,500    Petroleo Brasileir....................        407,034
                                                         -----------
               Total Preferred Stocks (Cost
                 $1,995,152).........................      1,818,264
                                                         -----------

                                             EXPIRATION
                                                DATE
                                             ----------
WARRANTS AND RIGHTS -- 0.0%#
 BRAZIL -- 0.0%#
  2,137,788    Banco Bradesco............    02/09/1998          7,662
        700    Souza Cruz................    01/29/1998              6
                                                           -----------
                                                                 7,668
                                                           -----------
 INDONESIA -- 0.0%#
      2,200    PT Bank International         01/17/2000             30
                 Indonesia+..............
                                                           -----------
 PHILIPPINES -- 0.0%#
    374,200    Belle Corporation+........    09/11/2000..          577
                                                           -----------
               Total Warrants and Rights
                 (Cost $1,140)...........                        8,275
                                                           -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1997

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
CONVERTIBLE BONDS -- 3.3%
 MEXICO -- 2.2%
   $620,000    ALFA, Class A,
                 8.000% due 09/15/2000**......           $   885,050
                                                         -----------
                                                      TAIWAN -- 1.1%
    400,000    Formosa Chemical & Fibre
                 Corporation,
                 1.750% due 07/19/2001........               418,000
                                                         -----------
               Total Convertible Bonds (Cost
                 $1,181,960)..................             1,303,050
                                                         -----------
TOTAL INVESTMENTS (COST $40,424,923*).........   95.6%    37,716,002
OTHER ASSETS AND LIABILITIES (NET)............    4.4      1,720,133
                                                -----    -----------
NET ASSETS....................................  100.0%   $39,436,135
                                                =====    ===========

----------------------
  * Aggregate cost for Federal tax purposes was $40,811,946.
 ** Illiquid Security (See Note 4).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  # Amount is less than 0.1%.

The industry classification of the Emerging Markets Series at December 31, 1997 was as follows:

                                              % OF          VALUE
        INDUSTRY CLASSIFICATION            NET ASSETS     (NOTE 1)
        -----------------------            ----------     --------
LONG TERM INVESTMENTS:
Oil/Gas................................       13.3%      $ 5,271,933
Transportation.........................        1.8           704,549
Communication/Telecommunications.......       14.4         5,727,034
Banking................................       10.1         4,021,037
Construction...........................        4.8         1,883,932
Food and Beverage Products.............        4.7         1,856,360
Retail.................................        1.8           699,620
Industrial.............................        4.1         1,616,294
Utility................................        4.0         1,564,577
Insurance..............................        1.4           536,497
Computers and Office Equipment.........        1.7           655,254
Financial Services.....................        2.7         1,064,585
Metal/Mining...........................        4.7         1,852,018
Publishing.............................        1.9           740,288
Electric Services and Equipment........        2.0           793,457
Electronics............................        4.1         1,606,819
Miscellaneous Services.................        1.1           417,496
Agriculture............................        2.5           979,835
Diversified Operations.................        2.4           944,168
Iron/Steel.............................        0.9           361,537
Real Estate............................        2.8         1,107,516
Engineering............................        0.8           302,642
Consumer...............................        1.3           501,835
Recreation/Entertainment...............        1.6           645,176
Paper and Allied Products..............        1.7           666,959
Other..................................        3.0         1,194,584
                                             -----       -----------
TOTAL INVESTMENTS......................       95.6        37,716,002
OTHER ASSETS AND LIABILITIES (NET).....        4.4         1,720,133
                                             -----       -----------
NET ASSETS.............................      100.0%      $39,436,135
                                             =====       ===========

                               GLOSSARY OF TERMS

ADR   -- American Depositary Receipt
GDR   -- Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               HARD ASSETS SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 84.6%
 ALUMINUM -- 3.1%
    13,600    Aluminum Company of America............    $   957,100
     8,200    Reynolds Metals Company................        492,000
                                                         -----------
                                                           1,449,100
                                                         -----------
 APARTMENTS -- 2.7%
     8,000    Ambassador Apartments, Inc. ...........        164,500
    15,000    Colonial Properties Trust..............        451,875
    12,500    Equity Residential Properties Trust....        632,031
                                                         -----------
                                                           1,248,406
                                                         -----------
 CHEMICALS -- 2.9%
    25,300    General Chemical Group Inc. ...........        676,775
     7,800    Potash Corporation of Saskatchewan
                Inc. ................................        647,400
                                                         -----------
                                                           1,324,175
                                                         -----------
 DIVERSIFIED MINERALS -- 1.0%
   345,000    Auspex Minerals Limited+...............        147,266
   128,000    Billiton Plc+..........................        327,944
                                                         -----------
                                                             475,210
                                                         -----------
 FOREST PRODUCTS AND PAPER -- 5.3%
    39,000    Abitibi-Consolidated Inc. .............        544,453
    12,750    Buckeye Technologies Inc.+.............        589,687
    10,937    Fort James Corporation.................        418,340
    12,900    Rayonier, Inc. ........................        549,056
    28,500    St. Laurent Paperboard Inc.+...........        366,957
                                                         -----------
                                                           2,468,493
                                                         -----------
 GOLD/MINING -- 5.0%
    30,800    Barrick Gold Corporation...............        573,650
   220,419    Consolidated Gold+.....................         11,493
       600    Getchell Gold Corporation+.............         14,400
 6,000,000    Gullewa Gold NL+.......................         50,836
   164,000    Herald Resources Ltd.+.................         25,118
    40,000    Miramar Mining Corporation+............         79,773
    14,800    Newmont Mining Corporation.............        434,750
    80,000    Nambian Minerals Corporation+..........        237,920
    53,000    Placer Dome Inc. ......................        672,438
    75,000    Plutonic Resources Ltd. ...............        209,212
                                                         -----------
                                                           2,309,590
                                                         -----------
 HOTEL -- 8.1%
    16,500    CapStar Hotel Company+.................        566,156
    15,000    Felcor Suite Hotels, Inc. .............        532,500
     4,000    Four Seasons Hotels, Inc. .............        126,500
    10,000    Interstate Hotels Company+.............        350,625
    50,000    Legacy Hotels Real Estate Investment
                Trust................................        339,386
    31,633    Patriot American Hospitality, Inc. ....        911,426
    20,000    Servico, Inc.+.........................        337,500
    10,000    Starwood Lodging Trust.................        578,750
                                                         -----------
                                                           3,742,843
                                                         -----------
 INDUSTRIAL -- 1.2%
    25,000    Bedford Property Investors, Inc. ......        546,875
                                                         -----------
 INSURANCE -- 0.1%
     1,000    Highlands Insurance Group Inc.+........         28,375
                                                         -----------
 IRON/STEEL -- 0.6%
    17,700    Steel Dynamics, Inc.+..................        283,200
                                                         -----------
 METALS/MINING -- 1.6%
   159,000    Grupo Mexico S.A. .....................        502,385
   137,500    Portman Mining Limited.................        197,154
    68,800    Western Metals Limited.................         38,114
                                                         -----------
                                                             737,653
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
OFFICE/INDUSTRIAL -- 15.5%
    12,000    AMB Property Corporation...............    $   301,500
    17,500    Arden Realty Group, Inc. ..............        538,125
    15,000    Boston Properties, Inc. ...............        495,938
    24,250    CarrAmerica Realty Corporation.........        768,422
    35,000    Cornerstone Properties, Inc. ..........        671,563
     9,000    Equity Office Properties Trust.........        284,063
    14,000    Highwoods Properties, Inc..............        520,625
    15,200    Kilroy Realty Corporation..............        437,000
    10,000    Liberty Property Trust.................        285,625
    20,800    Mack-Cali Realty Corporation...........        852,800
    15,000    Parkway Properties, Inc. ..............        514,688
    31,000    Prentiss Properties Trust..............        866,063
     4,900    SL Green Realty Corporation............        127,094
    13,200    TriNet Corporate Realty Trust, Inc. ...        510,675
                                                         -----------
                                                           7,174,181
                                                         -----------
 OIL AND GAS EXPLORATION -- 13.1%
    22,000    Baytex Energy Ltd.+....................        230,923
   198,000    Black Sea Energy Ltd.+.................        261,866
    20,000    Bonus Resource Services Corporation+...         82,572
    16,200    Canadian Natural Resources Ltd.+.......        346,888
    23,500    Chieftain International, Inc.+.........        499,375
    52,500    Hurricane Hydrocarbons, Class A+.......        407,788
   150,000    KAPPA Energy Services Ltd.+............         52,482
    35,000    KCS Energy, Inc. ......................        726,250
    20,000    Louis Dreyfus Natural Gas
                Corporation+.........................        373,750
    47,000    Pacalta Resources Ltd.+................        550,890
    19,600    Pendaries Petroleum Ltd.+..............        154,298
    13,000    Santa Fe Energy Resources, Inc. .......        146,250
    15,000    Snyder Oil Corporation.................        273,750
    55,000    Startech Energy, Inc.+.................        446,450
    11,100    Stone Energy Corporation+..............        371,850
    52,000    Ulster Petroleums Ltd.+................        502,152
   150,000    Windsor Energy Corporation+............        624,541
                                                         -----------
                                                           6,052,075
                                                         -----------
 OIL/GAS -- EQUIPMENT AND SERVICES -- 8.5%
     7,500    BJ Services Company+...................        539,531
    20,000    Bouygues Offshore S.A., ADR............        435,000
    26,000    CE Franklin Ltd.+......................        251,531
    21,200    Daily International Inc.+..............        230,550
    15,000    Key Energy Group+......................        325,312
    27,200    NQL Drilling Tools, Inc.+..............        233,162
    10,000    Pool Energy Services Company+..........        222,500
    12,500    Pride Petroleum Services Inc.+.........        315,625
    58,500    Prudential Steel Ltd. .................        573,108
    37,000    Tubos de Acero de Mexico S.A., ADR+....        800,125
                                                         -----------
                                                           3,926,444
                                                         -----------
 OIL/GAS -- INTEGRATED -- 1.6%
    13,000    ENI SPA, ADR...........................        741,813
                                                         -----------
 OIL/GAS -- INTERNATIONAL -- 3.7%
     6,300    British Petroleum PLC, ADR.............        502,031
    90,600    Canadian Fracmaster Ltd.+..............        760,785
     6,500    Mobil Oil Corporation..................        469,219
                                                         -----------
                                                           1,732,035
                                                         -----------
 OIL/GAS -- REFINING -- 0.8%
    42,500    S.P. Interoil**........................        361,250
                                                         -----------
 PLATINUM/MINING -- 0.5%
       661    Anglo American Platinum Corporation
                Ltd., ADR............................          8,768
    13,000    Stillwater Mining Company+.............        217,750
                                                         -----------
                                                             226,518
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                               HARD ASSETS SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
REAL ESTATE -- 5.3%
    20,000    Avista Real Estate Investment Trust....    $    89,570
    17,000    Cadillac Fairview Corporation+.........        399,500
    20,000    Entertainment Property Trust...........        387,500
    10,000    Intrawest Corporation..................        173,750
    27,000    Lexington Corporate Properties,
                Inc. ................................        416,813
     1,300    Societe Fonciere Lyonnaise.............        152,674
     2,500    Trammel Crow Company+..................         64,375
    34,000    Trizec Hahn Corporation................        788,375
                                                         -----------
                                                           2,472,557
                                                         -----------
REGIONAL MALLS -- 2.2%
    20,000    Excel Reality Trust, Inc. .............        630,000
     6,500    Pan Pacific Retail Properties, Inc. ...        138,938
    15,000    Westfield America, Inc. ...............        255,000
                                                         -----------
                                                           1,023,938
                                                         -----------
STORAGE -- 1.3%
    20,000    Public Storage, Inc. ..................        587,500
                                                         -----------
OTHER -- 0.5%
    17,000    Denali Incorporated+...................        225,250
                                                         -----------
              Total Common Stocks
                (Cost $36,261,379)...................     39,137,481
                                                         -----------
WARRANTS -- 3.2%
    50,000    Bonus Resource Services Corporation,
                Expires 08/21/1998+..................        185,431
   630,800    Brazilian Resources Inc., Expires
                09/12/1998+..........................         58,620
   175,000    Bromley-Marr ECOS Inc., Expires
                07/23/1998...........................        189,811
    50,000    Bromley-Marr ECOS Inc., Expires
                08/21/1998...........................         54,232
   100,000    Cypress Energy Inc., Expires
                10/14/1998+..........................        258,724
   413,800    International Uranium Corporation,
                Expires 06/30/1997+..................        289,563
    25,000    NQL Drilling Tools, Inc., Expires
                08/01/1998+..........................        214,303
    30,000    Plains Energy, Expires 10/08/1998+.....        208,196
                                                         -----------
              Total Warrants (Cost $1,667,419).......      1,458,880
                                                         -----------
PRINCIPAL
  AMOUNT
----------
COMMERCIAL PAPER -- 4.2%
 $ 925,000    American Express Corporation,
                6.542%++ $ due 01/02/1998............        924,834
 1,000,000    General Electric Capital Corporation,
                5.730%++ due 01/02/1998..............        999,843
                                                         -----------
              Total Commercial Paper
                (Cost $1,924,677)....................      1,924,677
                                                         -----------

 NUMBER OF                           EXPIRATION   STRIKE       VALUE
 CONTRACTS                              DATE      PRICE      (NOTE 1)
 ---------                           ----------   ------     --------
PUT OPTIONS PURCHASED -- 0.0%#
  (Cost $17,168)
    35         Phila Gold & Silver
                 Index.............  1/17/1998    $70    $     3,938
                                                         -----------
TOTAL INVESTMENTS (COST $39,870,643*).........   92.0%    42,524,976
OTHER ASSETS AND LIABILITIES (NET)............    8.0      3,703,626
                                                -----    -----------
NET ASSETS....................................  100.0%   $46,228,602
                                                =====    ===========

----------------------
 * Aggregate cost for Federal tax purposes was $39,968,922.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 ++ Annualized yield at date of purchase.
 # Amount represents less than 0.1%.

                                                          UNREALIZED
 NUMBER OF                                              APPRECIATION/
 CONTRACTS                                              (DEPRECIATION)
 ---------                                              --------------
FUTURES CONTRACTS -- LONG POSITION
    13         Gold, February 1998..................       $(4,406)
                                                           -------
               Net unrealized depreciation on
                 futures contracts -- Long
                 Position...........................       $(4,406)
                                                           =======

The summary of investments by country at December 31, 1997 was as follows:

                                                       % OF TOTAL
COUNTRY                                                INVESTMENTS
-------                                                -----------
Australia............................................       1.3%
Canada...............................................      28.3
France...............................................       1.4
Great Britain........................................       1.2
Italy................................................       1.7
Mexico...............................................       3.1
South Africa.........................................       0.8
United States........................................      62.2
                                                          -----
                                                          100.0%
                                                          =====

                               GLOSSARY OF TERMS

ADR  -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               REAL ESTATE SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 92.2%
APARTMENTS -- 14.9%
     43,000    Avalon Properties Inc. ...............    $ 1,330,312
     25,500    Bay Apartment Communities, Inc. ......        994,500
     46,600    BRE Properties, Inc. .................      1,310,625
     37,087    Equity Residential Property Trust.....      1,875,236
     39,600    Merry Land & Investment Company.......        905,850
     38,505    Post Properties Inc. .................      1,564,265
     72,300    Security Capital Pacific Trust........      1,753,275
     42,900    Smith, Charles E. Residential Realty
                Inc. ................................      1,522,950
                                                         -----------
                                                          11,257,013
                                                         -----------
HEALTH CARE REAL ESTATE -- 2.3%
19,345.....    Meditrust Corporporation..............        710,928
38,600.....    Nationwide Health Properties Inc. ....        984,300
                                                         -----------
                                                           1,695,228
                                                         -----------
MANUFACTURED HOUSING -- 4.1%
     39,513    Chateau Properties, Inc. .............      1,239,720
     52,300    Sun Communities Inc. .................      1,879,531
                                                         -----------
                                                           3,119,251
                                                         -----------
OFFICE/INDUSTRIAL -- 28.6%
     68,800    Arden Realty Group, Inc. .............      2,115,600
     23,800    Boston Properties, Inc................        786,887
     86,000    CarrAmerica Realty Corporation........      2,725,125
     30,500    Duke Realty Investments, Inc. ........        739,625
    106,735    Equity Office Properties Trust........      3,368,823
     79,300    Kilroy Realty Corporation.............      2,279,875
     60,600    Liberty Property Trust................      1,730,887
     77,400    Reckson Associates Realty
               Corporation...........................      1,964,025
     91,591    Security Capital Industries...........      2,278,323
     42,200    SL Green Realty Corporation...........      1,094,562
     40,900    Spieker Properties Inc. ..............      1,753,587
     19,500    Tower Realty Trust Inc. ..............        480,187
8,500......    Weeks Corporation.....................        272,000
                                                         -----------
                                                          21,589,506
                                                         -----------
REAL ESTATE -- 8.4%
     48,000    Catellus Development Corporation+.....        960,000
     88,500    Crescent Real Estates Equities
               Trust.................................      3,484,687
        450    Crescent Operating Inc.+..............         11,025
     33,500    Glenborough Realty Trust Inc..........        992,437
     21,900    Mack Cali Realty Corporation..........        897,900
                                                         -----------
                                                           6,346,049
                                                         -----------
RESTAURANTS -- 2.0%
     56,900    Franchise Finance Corporation of
                America..............................      1,536,300
                                                         -----------
REGIONAL MALLS -- 10.5%
     31,800    General Growth Properties.............      1,148,775
     55,800    Macerich Company......................      1,590,300

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
REGIONAL MALLS -- (CONTINUED)
     10,700    Rouse Company.........................    $   350,425
    101,100    Simon DeBartolo Group, Inc. ..........      3,304,706
    118,500    Taubman Centers Inc. .................      1,510,875
                                                         -----------
                                                           7,905,081
                                                         -----------
SELF STORAGE -- 3.5%
     42,900    Storage Trust Realty..................      1,128,806
     38,400    Storage USA Inc. .....................      1,533,600
                                                         -----------
                                                           2,662,406
                                                         -----------
SHOPPING CENTERS -- 9.7%
     44,700    Bradley Real Estate, Inc. ............        933,112
     33,300    Developers Diversified Realty
                Corporation..........................      1,273,725
     50,650    Kimco Realty Corporation..............      1,785,412
     15,900    Price Enterprises Inc.................        290,175
     11,400    The Price REIT Inc....................        466,687
     55,200    Vornado Realty Trust..................      2,590,950
                                                         -----------
                                                           7,340,061
                                                         -----------
SPECIALTY REAL ESTATE -- 8.2%
     20,200    ITT Corporation New+..................      1,674,076
    104,001    Patriot American Hospitality Inc......      2,996,532
     26,300    Starwood Lodging Trust................      1,522,122
                                                         -----------
                                                           6,192,730
                                                         -----------
               Total Common Stocks (Cost
                 $53,675,122)........................     69,643,625
                                                         -----------
CONVERTIBLE PREFERRED STOCK -- 1.0%
(Cost $554,860)
     11,100    Vornado Realty Trust Pfd. Conv.,
                Series A.............................        732,600
                                                         -----------
WARRANT -- 0.1%
                                            (Cost $0)
      9,673    Security Capital INDS WTS.............         50,783
                                                         -----------

  AMOUNT
  ------
U.S. TREASURY OBLIGATION -- 4.7%
(Cost $3,575,041)
U.S. TREASURY BILL:
 $3,600,000    5.209%++ due 02/19/1998.................      3,575,041
                                                           -----------
TOTAL INVESTMENTS (COST $57,805,023*).........     98.0%    74,002,049
OTHER ASSETS AND LIABILITIES (NET)............      2.0      1,527,919
                                                  -----    -----------
NET ASSETS....................................    100.0%   $75,529,968
                                                  =====    ===========

----------------------
 * Aggregate cost for Federal tax purposes was $57,579,625.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MARKET MANAGER SERIES

                               DECEMBER 31, 1997

 PRINCIPAL                                                  VALUE
  AMOUNT                                                   (NOTE 1)
 ---------                                                 --------
U.S. TREASURY OBLIGATION -- 37.0%
(Cost $2,404,906)
 $2,994,000    U.S. Treasury Strip,
                 7.285%++ due 02/15/2001..............    $2,512,505
                                                          ----------
CORPORATE BONDS AND NOTES -- 5.8%
FINANCIAL SERVICES -- 3.4%
    289,000    Cabco (Texaco Capital),
                 Zero coupon due 10/01/2001...........       230,477
                                                          ----------
INDUSTRIAL -- 2.4%
    167,000    Philip Morris Companies Inc.,
                 6.000% due 07/15/2001................       164,912
                                                          ----------
               Total Corporate Bonds
                 and Notes (Cost $376,472)............       395,389
                                                          ----------

 NUMBER
   OF                               EXPIRATION   STRIKE     VALUE
CONTRACTS                              DATE       PRICE    (NOTE 1)
---------                           ----------   ------    --------
 CALL OPTIONS PURCHASED** -- 57.2%
  6,949     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001   $178.50  $1,198,817
  2,257     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50     389,230
  1,436     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50     249,366
  2,547     S&P 500 European......  03/06/2001    485.63   1,331,458
    830     S&P 500 European......  03/06/2001    485.63     434,215
    529     S&P 500 European......  03/06/2001    485.63     279,143
                                                          ----------
            Total Call Options Purchased
              (Cost $1,106,112).........................   3,882,229
                                                          ----------
TOTAL INVESTMENTS (COST $3,887,490*)...........  100.0%    6,790,123
OTHER ASSETS AND LIABILITIES (NET).............    0.0           927
                                                 -----    ----------
NET ASSETS.....................................  100.0%   $6,791,050
                                                 =====    ==========

----------------------
 * Aggregate cost for Federal tax purposes.
** The Market Manager Series is exposed to risks on these call options purchased if the counterparties are unable to meet the terms of the contracts. Such risks are limited to the cost of such investments.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 46.1%
AEROSPACE/DEFENSE -- 0.4%
     13,700    General Motors Corporation, Class
                 H..................................    $    506,044
      9,292    Raytheon Company.....................         458,249
                                                        ------------
                                                             964,293
                                                        ------------
AUTOMOTIVE -- 1.9%
     12,800    Chrysler Corporation.................         450,400
     41,100    Ford Motor Company...................       2,001,056
     24,900    General Motors Corporation...........       1,509,563
     35,000    Volvo AB, ADR........................         945,000
                                                        ------------
                                                           4,906,019
                                                        ------------
BASIC INDUSTRIES -- 0.3%
     25,500    Alcan Aluminum Ltd. .................         704,438
                                                        ------------
BICYCLES -- 0.1%
      8,300    Huffy Corporation....................         112,050
                                                        ------------
BUILDING MATERIALS -- 0.1%
     13,900    Lafarge Corporation..................         410,918
                                                        ------------
CHEMICALS -- 1.3%
     13,900    Albemarle Corporation................         331,862
     12,900    Dow Chemical Company.................       1,309,350
     12,600    B.F. Goodrich Company................         522,113
     19,700    Millennium Chemicals Inc. ...........         464,181
      6,800    Rohm & Haas Company..................         651,100
      5,800    Wellman, Inc. .......................         113,100
                                                        ------------
                                                           3,391,706
                                                        ------------
COMMERCIAL SERVICES -- 0.5%
     27,900    Browning Ferris Industries Inc. .....       1,032,300
     16,300    Ogden Corporation....................         459,456
                                                        ------------
                                                           1,491,756
                                                        ------------
CONSUMER GOODS -- DURABLES -- 0.4%
     24,900    Cooper Tire and Rubber Company.......         606,937
      8,400    Whirlpool Corporation................         462,000
                                                        ------------
                                                           1,068,937
                                                        ------------
DOMESTIC INVESTMENT COMPANIES -- 0.6%
     18,400    Blackrock Strategic Term Trust,
                 Inc. ..............................         156,400
     18,400    Blackrock 2001 Term Trust, Inc. .....         158,700
     22,500    Gabelli Equity Trust, Inc. ..........         262,969
     32,900    Gabelli Global Multimedia Trust,
                 Inc. ..............................         287,875
     44,235    Royce Value Trust....................         666,289
      6,900    Tri-Continental Corporation..........         184,144
                                                        ------------
                                                           1,716,377
                                                        ------------
ELECTRICAL EQUIPMENT -- 0.2%
      2,800    Hitachi Ltd. ADR.....................         193,725
      7,000    Phillips Electronics N.V. ...........         423,500
                                                        ------------
                                                             617,225
                                                        ------------
FINANCIAL SERVICES -- 5.8%
     47,600    Ahmanson (H.F.) & Company............       3,186,225
     51,057    Bear Stearns Companies, Inc. ........       2,425,207
     13,020    Charter One Financial, Inc. .........         821,888
     69,000    Edwards (A.G.), Inc. ................       2,742,750
     28,950    Fremont General Corporation..........       1,585,012
      5,400    GATX Corporation.....................         391,837
     10,900    PIMCO Advisors.......................         329,044
     60,000    Paine Webber Group Inc. .............       2,073,750
     53,500    Ryder System, Inc. ..................       1,752,125
      6,200    St. Paul Bancorp, Inc. ..............         162,750
                                                        ------------
                                                          15,470,588
                                                        ------------
FOOD AND BEVERAGES -- 0.5%
     39,000    Coors (Adolph) Company, Class B......       1,296,750
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
FOREIGN INVESTMENT COMPANIES -- 2.4%
      7,500    Argentina Fund, Inc. ................    $     97,968
     14,700    Brazil Fund Inc. ....................         308,700
     10,500    Central European Equity Fund.........         192,281
     14,000    Chile Fund, Inc. ....................         249,375
      8,500    Clemente Global Growth Fund, Inc. ...          80,219
     13,900    Emerging Markets Telecommunications
                 Fund...............................         185,912
      9,700    Emerging Mexico Fund, Inc. ..........         103,063
     39,300    Emerging Markets Infrastructure Fund,
                 Inc. ..............................         461,775
      9,700    G.T. Greater Eastern Europe Fund.....         122,463
     10,800    The India Fund Inc. .................          79,650
      6,700    Italy Fund, Inc. ....................          72,025
     12,800    Latin American Discovery Fund........         229,600
      2,500    Mexico Equity and Income Fund........          26,719
     40,700    Mexico Fund..........................         836,894
     33,300    Morgan Stanley Emerging Markets Fund,
                 Inc. ..............................         434,981
     28,700    Morgan Stanley Asia-Pacific Fund,
                 Inc. ..............................         213,456
      9,000    Morgan Stanley India Investment Fund,
                 Inc. ..............................          75,375
     37,000    New Germany Fund, Inc. ..............         499,500
     10,100    Portugal Fund, Inc. .................         159,706
      8,500    Southern Africa Fund, Inc. ..........         107,313
      7,200    Spain Fund, Inc. ....................         104,400
     26,000    Swiss Helvetia Fund..................         713,375
     22,500    Taiwan Fund, Inc. ...................         371,250
     41,200    Templeton Dragon Fund, Inc. .........         442,900
     12,300    Templeton China World Fund...........         103,012
                                                        ------------
                                                           6,271,912
                                                        ------------
HOMEBUILDING -- 0.1%
     11,900    Kaufman & Broad Home Corporation.....         267,006
                                                        ------------
LODGING -- 0.1%
     16,950    Marcus Corporation...................         312,516
                                                        ------------
INSURANCE -- 1.7%
      6,900    Lincoln National Corporation.........         539,062
     17,600    Old Republic International
                 Corporation........................         654,500
     15,000    Orion Capital Corporation............         696,563
     30,400    Providian Financial Corporation......       1,373,700
     11,000    Selective Insurance Group, Inc. .....         297,000
     18,700    Travelers Group, Inc. ...............       1,007,463
                                                        ------------
                                                           4,568,288
                                                        ------------
IRON/STEEL -- 0.3%
     26,000    AK Steel Holding Corporation.........         459,875
     15,900    Birmingham Steel Corporation.........         250,425
                                                        ------------
                                                             710,300
                                                        ------------
MARINE TRANSPORTATION -- 0.1%
      7,700    Sea Containers, Ltd., Class A........         246,400
                                                        ------------
METAL MINING -- 1.9%
     23,900    Asarco, Inc. ........................         536,256
     33,200    British Steel PLC, ADR...............         711,725
      3,900    Cleveland-Cliffs, Inc. ..............         178,669
     25,200    Cyprus Amax Minerals Company.........         387,450
     26,400    Oregon Steel Mills, Inc. ............         562,650
      5,600    Phelps Dodge Corporation.............         348,600
      3,500    Quanex Corporation...................          98,438
     69,400    USX-US Steel Group, Inc. ............       2,168,750
                                                        ------------
                                                           4,992,538
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1997

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
OIL AND GAS EXTRACTION -- 1.5%
     18,500    Columbia Gas System..................    $  1,453,406
     10,000    Equitable Resources Inc. ............         353,750
     62,000    Y.P.F. Sociedad Anonima, ADR.........       2,119,625
                                                        ------------
                                                           3,926,781
                                                        ------------
PAPER AND FOREST PRODUCTS -- 1.2%
     26,400    Bowater Inc. ........................       1,173,150
     46,700    Fort James Corporation...............       1,786,275
      9,900    Pope & Talbot, Inc. .................         149,119
                                                        ------------
                                                           3,108,544
                                                        ------------
PETROLEUM -- 5.6%
     27,200    Ashland Inc. ........................       1,460,300
      8,300    Atlantic Richfield...................         665,037
     11,600    Elf Aquitaine, ADR...................         680,050
     14,800    Helmerich & Payne Inc. ..............       1,004,550
      9,900    Mobil Corporation....................         714,656
     25,000    Murphy Oil Corporation...............       1,354,687
     51,500    Occidental Petroleum Corporation.....       1,509,594
     23,100    Pennzoil Company.....................       1,543,369
     13,900    Phillips Petroleum Company...........         675,888
     61,700    Sun Company, Inc. ...................       2,595,256
     80,700    USX-Marathon Group...................       2,723,625
                                                        ------------
                                                          14,927,012
                                                        ------------
PRODUCER/MANUFACTURING -- 3.4%
      5,900    Aeroquip-Vickers Inc. ...............         289,469
     16,200    Borg-Warner Automotive, Inc. ........         842,400
     15,000    Brown Group, Inc. ...................         199,688
     20,500    Cummins Engine Company, Inc. ........       1,210,781
      8,400    Dexter Corporation...................         362,775
     13,500    Excel Industries, Inc. ..............         243,844
     18,200    Johnson Controls Inc. ...............         869,050
     28,200    Herman Miller, Inc. .................       1,538,663
      6,300    PACCAR Inc. .........................         330,750
     16,700    Simpson Industries...................         196,225
      7,700    Standard Products Company............         197,313
     44,200    Timken Company.......................       1,519,375
     25,000    Trinity Industries, Inc. ............       1,115,625
                                                        ------------
                                                           8,915,958
                                                        ------------
RETAIL, TRADE AND SERVICES -- 1.1%
      4,500    Dayton Hudson Corporation............         303,750
     25,600    Ross Stores Inc. ....................         931,200
     15,900    Shopko Stores, Inc. .................         345,825
     29,400    Supervalu, Inc. .....................       1,231,125
                                                        ------------
                                                           2,811,900
                                                        ------------
TECHNOLOGY -- 3.1%
     15,200    Applied Materials Inc. ..............         457,900
     27,200    Dell Computer Corporation............       2,284,800
     21,100    Digital Equipment Corporation+.......         780,700
     33,200    Harris Corporation...................       1,523,050
     16,800    Intel Corporation....................       1,180,200
     14,400    Microsoft Corporation+...............       1,861,200
                                                        ------------
                                                           8,087,850
                                                        ------------
TELECOMMUNICATIONS -- 1.8%
     26,400    BCE, Inc. ...........................         879,450
     31,200    Communications Satellite
                Corporation.........................         756,600
      9,800    Telebras ADR.........................       1,141,087
      9,800    Telefonica de Espana, ADR............         892,413
     22,000    Telefonos de Mexico S.A., ADR........       1,233,375
                                                        ------------
                                                           4,902,925
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
TOBACCO -- 0.8%
     46,300    RJR Nabisco Holdings Corporation.....    $  1,736,250
      7,400    Universal Corporation................         304,325
                                                        ------------
                                                           2,040,575
                                                        ------------
TRANSPORTATION -- 1.8%
      3,300    British Airways PLC, ADR.............         309,168
     39,900    CNF Transportation Inc. .............       1,531,163
     16,600    Caliber System, Inc. ................         808,212
     49,900    Canadian Pacific, Ltd. ..............       1,359,775
     13,600    KLM Royal Dutch Air Lines NV.........         513,400
     11,700    Rollins Truck Leasing Corporation....         209,138
                                                        ------------
                                                           4,730,856
                                                        ------------
UTILITY -- 7.1%
     11,900    Allegheny Energy Inc. ...............         386,750
      8,800    American Electric Power Company......         454,300
     33,600    CMS Energy Corporation...............       1,480,500
     23,800    DQE Inc. ............................         835,975
     19,800    DTE Energy Company...................         686,813
     46,700    Edison International.................       1,269,656
     20,200    FPL Group Inc. ......................       1,195,588
     17,500    First Energy Corporation+............         507,500
     47,500    GPU, Inc. ...........................       2,000,938
      3,700    IPALCO Enterprises Inc. .............         155,400
     34,000    New York State Electric & Gas
                 Company............................       1,207,000
     13,900    Pacific Enterprises..................         522,988
     33,200    PacifiCorp...........................         906,775
     18,600    PECO Energy Company..................         451,050
     37,400    PG&E Corporation.....................       1,138,363
     39,000    Pinnacle West Capital Corporation....       1,652,625
     20,000    PP&L Resources, Inc. ................         478,750
     22,700    Public Service Company of New
                 Mexico.............................         537,706
      5,900    Sierra Pacific Resources.............         221,250
     32,800    TransCanada Pipeline Ltd. ...........         733,900
      4,500    United Illuminating Company..........         206,718
     20,700    UtiliCorp United, Inc. ..............         803,418
     38,300    Valero Energy Corporation............       1,204,056
                                                        ------------
                                                          19,038,019
                                                        ------------
               Total Common Stocks
                 (Cost $96,792,365).................     122,010,437
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
U.S. TREASURY OBLIGATIONS -- 50.3%
U.S. TREASURY BOND -- 10.0%
$13,500,000    7.250% due 08/15/2022................      15,597,224
  6,000,000    10.750% due 05/15/2003...............       7,365,179
  2,900,000    7.500% due 11/15/2024................       3,472,170
                                                        ------------
                                                          26,434,573
                                                        ------------
U.S. TREASURY NOTES -- 40.3%
  7,150,000    5.625% due 11/30/2000................       7,133,483
 31,000,000    6.250% due 08/31/2000................      31,420,357
 13,500,000    7.500% due 02/15/2005................      14,846,490
  3,100,000    6.500% due 05/15/2005................       3,232,122
 21,800,000    6.875% due 05/15/2006................      23,334,499
 25,500,000    6.500% due 10/15/2006................      26,712,270
                                                        ------------
                                                         106,679,221
                                                        ------------
               Total U.S. Treasury Obligations
                 (Cost $128,438,671)................     133,113,794
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1997

 PRINCIPAL                                                 VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
COMMERCIAL PAPER -- 2.5%
(Cost $6,498,790)
 $6,500,000    Baker Hughes Inc.
                 6.700%++ due 01/02/1998............    $  6,498,790
                                                        ------------
TOTAL INVESTMENTS (COST $231,729,826*).......   98.9%    261,623,021
OTHER ASSETS AND LIABILITIES (NET)...........    1.1       2,975,732
                                               -----    ------------
NET ASSETS...................................  100.0%   $264,598,753
                                               =====    ============

----------------------
 * Aggregate cost for Federal tax purposes was $232,114,604.
 + Non-income producing security.
 ++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS

ADR  --   American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 51.1%
BANKS -- 0.1%
        40    Bank International Settlements
                America..............................    $   249,718
                                                         -----------
BUILDING/CONSTRUCTION -- 0.4%
    58,000    Johns Manville Corporation.............        583,625
                                                         -----------
BUSINESS SERVICES -- 1.4%
   146,000    Wheelabrator Technologies Inc. ........      2,345,125
                                                         -----------
CONSUMER DURABLES -- 1.2%
    25,000    Corning Inc. ..........................        928,125
    24,000    Polaroid Corporation...................      1,168,500
                                                         -----------
                                                           2,096,625
                                                         -----------
CONSUMER PRODUCTS -- 1.7%
    10,000    Cross (A.T.) Company, Class A..........        101,250
    17,500    Hanson PLC, ADR........................        403,594
    53,500    Philip Morris Companies Inc............      2,424,218
                                                         -----------
                                                           2,929,062
                                                         -----------
ELECTRICAL EQUIPMENT -- 0.2%
    12,000    Exide Corporation......................        310,500
                                                         -----------
ENERGY AND UTILITIES -- 9.4%
    23,000    Energy Group PLC, ADR..................      1,026,375
   310,000    First Energy Corporation+..............      8,990,000
   122,000    Niagara Mohawk Power Corporation.......      1,281,000
   150,000    Unicom Corporation.....................      4,612,500
                                                         -----------
                                                          15,909,875
                                                         -----------
EXPLORATION AND PRODUCTION -- 0.7%
    40,000    Mitchell Energy & Development
                Corporation, Class B.................      1,165,000
                                                         -----------
FINANCIAL SERVICES -- 1.6%
     8,000    American Express Company...............        714,000
    11,000    Federal National Mortgage
                Association..........................        627,688
    11,300    Fund American Enterprise Holdings......      1,367,300
                                                         -----------
                                                           2,708,988
                                                         -----------
FOOD-PROCESSING -- 0.6%
    35,000    McCormick & Company, Inc. .............        980,000
                                                         -----------
FOREST PRODUCTS AND PAPER -- 0.9%
     5,000    Deltic Timber Corporation..............        136,875
    30,000    Weyerhaeuser Company...................      1,471,875
                                                         -----------
                                                           1,608,750
                                                         -----------
GENERAL MERCHANDISER -- 0.4%
    35,000    Hills Stores Company+..................        111,563
    12,000    Wal-Mart Stores, Inc. .................        473,250
                                                         -----------
                                                             584,813
                                                         -----------
HEALTH CARE -- 0.6%
     4,000    Pharmacia & Upjohn, Inc. ..............        146,500
   300,000    Smith & Nephew Plc.....................        889,332
                                                         -----------
                                                           1,035,832
                                                         -----------
INFORMATION PROCESSING -- 0.9%
    14,000    International Business Machines
                Corporation..........................      1,463,875
                                                         -----------
INSURANCE -- 4.5%
    23,000    Leucadia National Corporation..........        793,500
    44,000    Loews Corporation......................      4,669,500
    18,000    Unitrin, Inc...........................      1,163,250
    90,000    Willis Corroon Group PLC, ADR..........      1,108,125
                                                         -----------
                                                           7,734,375
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
LEISURE ENTERTAINMENT -- 0.3%
    10,000    Readers Digest Association, Inc., Class
                A....................................    $   236,250
    10,000    Readers Digest Association, Inc., Class
                B....................................        243,750
                                                         -----------
                                                             480,000
                                                         -----------
MEDIA -- COMMUNICATIONS -- 6.4%
    45,000    Chris-Craft Industries Inc. ...........      2,354,062
    30,000    Meredith Corporation...................      1,070,625
    54,000    New York Times Company, Class A........      3,570,750
     8,000    Washington Post Company, Class B.......      3,892,000
                                                         -----------
                                                          10,887,437
                                                         -----------
MINING -- 2.8%
    74,000    Homestake Mining Company...............        656,750
   775,000    Lonrho Ltd. ...........................      1,183,723
    83,000    Newmont Mining Corporation.............      2,438,125
    82,000    Prime Resources Group, Inc., ADR.......        544,927
                                                         -----------
                                                           4,823,525
                                                         -----------
PAPER AND ALLIED PRODUCTS -- 1.2%
     8,000    International Paper Company............        345,000
    22,000    Louisiana-Pacific Corporation..........        418,000
   128,000    MacMillan Bloedel Limited..............      1,360,000
                                                         -----------
                                                           2,123,000
                                                         -----------
PETROLEUM -- DOMESTIC -- 6.9%
    98,000    Amerada Hess Corporation...............      5,377,750
    21,000    Atlantic Richfield Company.............      1,682,625
     5,500    Kerr-McGee Corporation.................        348,219
    44,000    Murphy Oil Corporation.................      2,384,250
    90,000    Union Texas Petroleum Holdings Inc. ...      1,873,125
                                                         -----------
                                                          11,665,969
                                                         -----------
PETROLEUM -- INTERNATIONAL -- 1.5%
    47,144    Texaco Inc. ...........................      2,563,455
                                                         -----------
PHARMACEUTICALS -- 3.6%
    89,000    Genentech Inc.+........................      5,395,625
    11,500    Schering-Plough Corporation............        714,437
                                                         -----------
                                                           6,110,062
                                                         -----------
SPECIALTY CHEMICALS -- 1.8%
    59,000    Great Lakes Chemical Corporation.......      2,647,625
    20,000    Millennium Chemicals Inc. .............        471,250
                                                         -----------
                                                           3,118,875
                                                         -----------
SPECIALTY MERCHANDISERS -- 1.1%
    24,000    Limited, Inc...........................        612,000
   360,000    Petrie Stores Corporation+.............      1,076,400
     4,000    Toys R Us Inc.+........................        125,750
                                                         -----------
                                                           1,814,150
                                                         -----------
TRANSPORTATION SERVICES -- 0.9%
    41,000    Overseas Shipholding Group Inc. .......        894,312
    20,000    Ryder System Inc. .....................        655,000
                                                         -----------
                                                           1,549,312
                                                         -----------
              Total Common Stocks
                (Cost $66,788,863)...................     86,841,948
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1997

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
PREFERRED STOCKS -- 4.5%
 ELECTRIC UTILITIES -- 2.1%
    25,000    Cleveland Electric Illuminating
                Company, Prfd., Series L.............    $ 2,400,000
       150    Cleveland Electric Illuminating
                Company, Prfd., Series R.............        159,314
       350    Cleveland Electric Illuminating
                Company, Prfd., Series S.............        375,827
     9,648    Entergy Gulf States Utilities Inc.,
                Prfd., Series B......................        485,415
     3,000    Niagara Mohawk Power Corporation,
                Prfd., Series B......................         69,750
     8,500    Niagara Mohawk Power Corporation,
                Prfd., Series C......................        204,000
                                                         -----------
                                                           3,694,306
                                                         -----------
 FINANCIAL -- 1.2%
    40,000    Kemper Corporation, Series E,
                Conv. Prfd.**........................      2,080,000
                                                         -----------
 PAPER AND ALLIED PRODUCTS -- 0.1%
     2,000    International Paper Company, Conv.
                Prfd. ...............................         97,718
                                                         -----------
 REAL ESTATE -- 1.1%
    36,000    Rouse Company, Class B, Conv. Prfd. ...      1,818,000
                                                         -----------
              Total Preferred Stocks
                (Cost $6,516,309)....................      7,690,024
                                                         -----------

PRINCIPAL
  AMOUNT
---------
CONVERTIBLE BONDS AND NOTES -- 22.1%
 AUTOMOBILE PARTS -- 0.9%
              Pep Boys -- Manny, Moe & Jack, Conv.:
$  300,000    4.000% due 09/01/1999..................        295,500
 2,250,000    Zero coupon due 09/20/2011.............      1,200,937
                                                         -----------
                                                           1,496,437
                                                         -----------
 COMMERCIAL SERVICES -- 0.1%
   100,000    Ogden Corporation, Conv.,
                5.750% due 10/20/2002................         96,250
                                                         -----------
 COMPUTER SERVICE AND SOFTWARE -- 2.9%
 6,350,000    Automatic Data Processing Inc., Conv.,
                Zero coupon due 02/20/2012...........      5,008,562
                                                         -----------
 ELECTRIC UTILITIES -- 0.5%
   800,000    Potomac Electrical Power Company,
                Conv.,
                5.000% due 09/01/2002................        777,000
                                                         -----------
 FINANCIAL SERVICES -- 0.6%
   600,000    Lonrho PLC, Conv.,
                6.000% due 02/27/2004................        858,538
   150,000    UBS Finance (Delaware), Inc., Conv.,
                2.000% due 12/15/2000................        145,010
                                                         -----------
                                                           1,003,548
                                                         -----------
 GAS TRANSMISSION -- 1.2%
 1,900,000    ENSERCH Corporation, Conv.,
                6.375% due 04/01/2002................      2,047,250
                                                         -----------
 GOVERNMENT NATIONAL -- 0.2%
   327,000    Republic of Italy, Conv.,
                5.000% due 06/28/2001................        402,210
                                                         -----------

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
 HOTELS/MOTELS -- 0.6%
$1,600,000    Marriott International, Inc., Conv.,
                Zero coupon due 03/25/2011...........      1,036,000
                                                         -----------
 INDUSTRIAL -- 10.6%
 4,600,000    Alza Corporation,
                Zero coupon due 07/14/2014...........      2,116,000
 1,900,000    Chiron Corporation, Conv.,
                1.900% due 11/17/2000................      1,729,000
   800,000    Grand Metropolitan PLC, Conv.,
                6.500% due 01/31/2000***.............      1,052,000
              Inco Ltd., Conv.:
 1,355,000      5.750% due 07/01/2004................      1,304,187
   250,000      7.750% due 03/15/2016................        250,625
 2,700,000    News America Holdings, Conv.,
                Zero coupon due 03/11/2013...........      1,275,750
   600,000    Peninsular & Oriental, Conv.,
                7.250% due 05/19/2003................      1,122,135
 5,500,000    Roche Holdings Inc., Conv.,
                Zero coupon due 05/06/2012**.........      2,571,250
   150,000    Thomas Nelson Inc., Conv.,
                5.750% due 11/30/1999**..............        145,125
 6,200,000    Time Warner Inc., Conv.,
                Zero coupon due 06/22/2013...........      3,146,500
 1,200,000    Times Mirror Company, Conv.,
                Zero coupon due 04/15/2017...........        496,500
 3,200,000    WMX Technologies Inc., Conv.,
                2.000% due 01/24/2005................      2,784,000
                                                         -----------
                                                          17,993,072
                                                         -----------
 MINING -- 0.9%
 1,700,000    Homestake Mining Company, Conv.,
                5.500% due 06/23/2000**..............      1,583,125
                                                         -----------
 PETROLEUM -- 0.1%
   104,000    Shell Oil Company, Conv.,
                7.250% due 02/15/2002................        104,130
                                                         -----------
 PHARMACEUTICALS -- 0.5%
   600,000    McKesson Corporation, Sub. Conv.,
                4.500% due 03/01/2004................        543,000
   250,000    Merck & Co., Inc.,
                5.760% due 05/03/2037................        255,625
                                                         -----------
                                                             798,625
                                                         -----------
 REAL ESTATE -- 1.3%
 1,925,000    Rouse Company, Conv.,
                5.750% due 07/23/2002................      2,213,750
                                                         -----------
 RETAIL -- SPECIAL LINE -- 0.4%
 1,050,000    Office Depot Inc., Conv.:
                Zero coupon due 11/01/2008...........        686,438
                                                         -----------
 TELECOMMUNICATIONS -- 0.9%
 4,400,000    U.S. Cellular Corporation, Conv.,
                Zero coupon due 06/15/2015...........      1,600,500
                                                         -----------
 UTILITY -- TELEPHONE -- 0.4%
   700,000    Bellsouth Telecommunications,
                5.850% due 11/25/2045................        701,750
                                                         -----------
              Total Convertible Bonds and Notes
                (Cost $33,968,562)...................     37,548,647
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1997

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS--10.0%
$1,000,000    Federal Home Loan Bank,
                7.190% due 04/27/2001................    $ 1,038,560
 7,629,000    Federal National Mortgage Association,
                Discount Note,
                4.817% due 01/02/1998................      7,627,994
   500,000    Federal National Mortgage Association,
                6.375% due 01/16/2002................        508,050
              Tennessee Valley Authority Power,
 4,300,000    5.880% due 04/01/2036..................      4,305,375
 1,400,000    5.980% due 04/01/2036..................      1,401,750
 2,100,000    6.235% due 07/15/2045..................      2,173,500
                                                         -----------
              Total U.S. Government Agency
                Obligations
                (Cost $17,010,474)...................     17,055,229
                                                         -----------
U.S. TREASURY OBLIGATIONS -- 3.5%
 U.S. TREASURY BILL -- 0.3%
   484,000    5.264% due 01/22/1998++................        482,545
                                                         -----------
 U.S. TREASURY NOTES -- 3.2%
   350,000    6.250% due 06/30/1998..................        351,427
 4,000,000    5.500% due 02/28/1999..................      3,994,800
   500,000    6.125% due 07/31/2000..................        505,240
   600,000    6.250% due 04/30/2001..................        609,630
                                                         -----------
              Total U.S. Treasury Notes..............      5,461,097
                                                         -----------
              Total U.S. Treasury Obligations
                (Cost $5,916,206)....................      5,943,642
                                                         -----------
 COMMERCIAL PAPER -- 8.6%
   175,000    Abbott Laboratories,
                5.901%++ due 01/07/1998..............        174,830
 3,878,000    Becton Dickinson and Company,
                6.091%++ due 01/07/1998..............      3,874,122
 2,870,000    Bell Atlantic Financial,
                5.971%++ due 01/27/1998..............      2,857,874
 4,000,000    Campbell Soup Company,
                5.670%++ due 01/27/1998..............      3,984,053
   650,000    Coca-Cola Company,
                5.710%++ due 02/09/1998..............        646,085
   143,000    Hewlett-Packard,
                5.823%++ due 01/05/1998..............        142,909
 2,988,000    Minnesota Mining & Manufacturing,
                5.904%++ due 01/09/1998..............      2,984,149
                                                         -----------
              Total Commercial Paper
                (Cost $14,664,022)...................     14,664,022
                                                         -----------

NUMBER OF                          EXPIRATION   STRIKE
CONTRACTS                             DATE      PRICE
---------                          ----------   ------
PUT STOCK OPTIONS PURCHASED -- 0.2%
   40        AUD Lyons...........  05/16/1998   $  60           12,750
   40        Automatic Data
               Processing Inc.,
               Class B...........  02/21/1998      55            2,750

NUMBER OF                          EXPIRATION   STRIKE       VALUE
CONTRACTS                             DATE      PRICE       (NOTE 1)
---------                          ----------   ------      --------
   15        Diageo..............  01/17/1998   $  45           10,875
   35        HFS Inc., Class B...  01/17/1998      65              328
   40        International
               Business Machines
               Corporation, Class
               B.................  01/17/1998      95            2,500
   30        International
               Business Machines
               Corporation, Class
               B.................  01/17/1998     100     $      3,938
   30        International
               Business Machines
               Corporation, Class
               B.................  01/17/1998     105            9,375
   45        International
               Business Machines
               Corporation, Class
               B.................  01/17/1998     115           47,250
   40        International
               Business Machines
               Corporation, Class
               B.................  07/18/1998     120           73,000
   40        Limited, Inc., Class
               B.................  02/21/1998      25            3,750
   40        Pharmacia & Upjohn,
               Class B...........  04/18/1998      40           17,250
   16        Polaroid
               Corporation, Class
               B.................  04/18/1998      60           18,400
   80        Schering-Plough
               Corporation, Class
               B.................  02/21/1998      55            4,000
   30        Schering-Plough
               Corporation, Class
               B.................  02/21/1998      65           12,938
   40        Schering-Plough
               Corporation, Class
               B.................  08/22/1998      65           25,000
   40        Texaco Inc., Class
               B.................  04/18/1998      70           63,000
   40        Wal-Mart Stores
               Inc., Class B.....  06/20/1998      43           17,750
                                                          ------------
             Total Put Stock Options Purchased (Cost
               $576,066)..............................         324,854
                                                          ------------
TOTAL INVESTMENTS (COST $145,440,502*).......    100.0%    170,068,366
OTHER ASSETS AND LIABILITIES (NET)...........    (0.0)         (81,680)
                                                -----     ------------
NET ASSETS...................................   100.0%    $169,986,686
                                                =====     ============

----------------------
  * Aggregate cost for Federal tax purposes was $145,467,655.
 ** Illiquid security (see Note 4).
*** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  ++ Annualized yield at date of purchase.
  # Amount represents less than 0.1%.

                               GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                               DECEMBER 31, 1997

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
CORPORATE DEBT SECURITIES -- 48.3%
 AIRLINES -- 2.7%
$ 1,330,000    AMR Corporation,
                 9.500% due 05/15/2001...............    $ 1,456,350
                                                         -----------
 BANKS -- 3.6%
  1,000,000    Northern Trust Capital,
                 6.278%+++ due 01/15/2027............        963,750
  1,000,000    Societe Generale,
                 5.750% due 08/04/1998...............        998,619
                                                         -----------
                                                           1,962,369
                                                         -----------
 BROKERAGE -- 2.6%
  1,320,000    Paine Webber Group Inc.,
                 8.250% due 05/01/2002...............      1,409,100
                                                         -----------
 FINANCIAL SERVICES -- 11.9%
  2,000,000    Aristar Inc.,
                 6.500% due 11/15/2003...............      2,012,500
    530,000    First Fidelity Bancorp,
                 9.625% due 08/15/1999...............        557,825
  2,245,000    Ford Motor Credit Company,
                 6.550% due 09/10/2002...............      2,275,869
    490,000    KFW International Finance Inc.,
                 9.125% due 05/15/2001...............        534,100
  1,000,000    MBNA Global Capital Securities,
                 6.550%+++ due 02/01/2027............        950,000
                                                         -----------
                                                           6,330,294
                                                         -----------
 INDUSTRIAL -- 9.8%
  2,000,000    Boise Cascade Corporation,
                 9.850% due 06/15/2002...............      2,255,000
  1,000,000    Hercules Inc.,
                 6.150% due 08/01/2000...............      1,001,250
  1,000,000    Ingersoll-Rand Company, MTN,
                 6.540% due 08/24/1998...............      1,002,100
  1,000,000    Raytheon Company,
                 6.450% due 08/15/2002...............      1,008,750
                                                         -----------
                                                           5,267,100
                                                         -----------
 PETROLEUM -- 3.4%
    525,000    Burlington Resources, Inc.,
                 7.150% due 05/01/1999...............        532,875
  1,250,000    Sun Company Inc.,
                 7.950% due 12/15/2001...............      1,315,625
                                                         -----------
                                                           1,848,500
                                                         -----------
 PUBLISHING -- 2.0%
  1,000,000    News America Holdings Inc.,
                 8.625% due 02/01/2003...............      1,095,000
                                                         -----------
 RETAIL/APPAREL -- 2.9%
  1,000,000    Limited Inc.,
                 9.125% due 02/01/2001...............      1,071,250
    500,000    Penney J.C., & Company,
                 6.950% due 04/01/2000...............        508,750
                                                         -----------
                                                           1,580,000
                                                         -----------
 TELEPHONE -- 4.0%
  2,000,000    Worldcom Inc.,
                 9.375% due 01/15/2004...............      2,135,000
                                                         -----------

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
 UTILITY/ELECTRIC -- 5.4%
$ 1,000,000    Great Lakes Power Inc.,
                 8.900% due 12/01/1999...............    $ 1,045,000
    850,000    Southern California Edison Company,
                 6.500% due 06/01/2001...............        859,563
  1,000,000    Utilicorp United Inc.,
                 6.000% due 04/01/1998...............      1,000,000
                                                         -----------
                                                           2,904,563
                                                         -----------
               Total Corporate Debt Securities (Cost
                 $25,865,352)........................     25,988,276
                                                         -----------
FOREIGN BONDS -- U.S. DOLLAR DENOMINATED -- 4.6%
 GOVERNMENT -- 1.9%
  1,000,000    Republic of Columbia,
                 8.750% due 10/06/1999...............      1,028,750
                                                         -----------
 PAPER AND FOREST PRODUCTS -- 2.1%
  1,060,000    Carter Holt Harvey Ltd.,
                 7.625% due 04/15/2002...............      1,107,700
                                                         -----------
 WASTE MANAGEMENT -- 0.6%
    310,000    Laidlaw Inc.,
                 7.700% due 08/15/2002...............        325,112
                                                         -----------
               Total Foreign Bonds -- U.S. Dollar
                 Denominated
                 (Cost $2,460,146)...................      2,461,562
                                                         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.0%#
 FHLMC:
      9,795    Pool #350042,
                 7.250%+++ due 01/01/2017............         10,016
                                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.7%
 FNMA:
      8,406    Pool #044026,
                 8.500% due 08/01/2006...............          8,734
     13,163    Pool #048832,
                 10.000% due 06/01/2017..............         14,286
    109,613    Pool #070355,
                 8.500% due 03/01/2004...............        113,895
     26,992    Pool #122591,
                 8.500% due 06/01/1998...............         27,886
    172,112    Pool #127336,
                 8.500% due 08/01/2006...............        178,836
     53,442    Series #1991-121, Class F,
                 6.020%+++ due 09/25/1998............         53,451
                                                         -----------
                                                             397,088
                                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.6%
 GNMA:
      5,196    Pool #147899,
                 10.000% due 02/15/2016..............          5,663
     30,126    Pool #155224,
                 10.000% due 03/15/2016..............         32,838
      8,167    Pool #161670,
                 9.500% due 09/15/2016...............          8,841
     13,307    Pool #284666,
                 9.500% due 03/15/2020...............         14,404
     24,986    Pool #286024,
                 10.000% due 04/15/2020..............         27,235
    200,455    Pool #308911,
                 9.500% due 07/15/2021...............        216,993
                                                         -----------
                                                             305,974
                                                         -----------
               Total U.S. Government Agency
                 Obligations (Cost $681,870).........        713,078
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                               DECEMBER 31, 1997

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
U.S. TREASURY OBLIGATIONS -- 38.0%
 U.S. TREASURY NOTES:
$ 5,000,000    6.000% due 06/30/1999.................    $ 5,026,849
 10,000,000    6.625% due 06/30/2001.................     10,279,700
  5,000,000    6.625% due 04/30/2002.................      5,161,849
                                                         -----------
               Total U.S. Treasury Obligations (Cost
                 $20,066,597)........................     20,468,398
                                                         -----------
DISCOUNT COMMERCIAL PAPER -- 6.7%
$ 1,906,000    Bell South Telephone,
                 6.038% due 01/05/1998...............      1,904,740
  1,686,000    Progress Capital
                 6.107% due 01/02/1998...............      1,685,718
                                                         -----------
               Total Discount Commercial Paper (Cost
                 $3,590,458).........................      3,590,458
                                                         -----------
TOTAL INVESTMENTS (COST $52,664,423*).........   98.9%    53,221,772
OTHER ASSETS AND LIABILITIES (NET)............    1.1        617,447
                                                -----    -----------
NET ASSETS....................................  100.0%   $53,839,219
                                                =====    ===========

----------------------
  *  Aggregate cost for Federal tax purposes was $52,668,349.
 ++  Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is rate in effect at 12/31/1997.

                               GLOSSARY OF TERMS
                            MTN -- Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

                               DECEMBER 31, 1997

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
COMMERCIAL PAPER -- 93.5%
 AEROSPACE -- 1.6%
$  964,000    AlliedSignal Inc.,
                5.931%+ due 01/12/1998...............    $   962,286
                                                         -----------
 AGRICULTURAL -- 4.2%
 2,500,000    Cargill Inc.,
                5.693%+ due 03/09/1998...............      2,474,363
                                                         -----------
 AUTOMOTIVE -- 8.6%
              Daimler-Benz Aktieng:
 1,000,000    5.704%+ due 01/20/1998.................        997,081
 1,315,000    5.760%+ due 02/02/1998.................      1,308,536
              Ford Motor Company:
 1,000,000    6.127%+ due 01/02/1998.................        999,832
 1,500,000    5.714%+ due 01/07/1998.................      1,498,607
   295,000    5.761%+ due 04/27/1998.................        289,820
                                                         -----------
                                                           5,093,876
                                                         -----------
 BANKS -- 0.2%
   125,000    Farm Credit Corporation,
                5.695%+ due 06/16/1998...............        121,922
                                                         -----------
 BEVERAGES -- 8.9%
 2,650,000    Anheuser-Busch Companies, Inc.,
                5.707%+ due 01/30/1998...............      2,638,110
              Coca-Cola Company:
 1,100,000    5.703%+ due 02/20/1998.................      1,091,536
   803,000    5.809%+ due 02/24/1998.................        796,182
   800,000    5.799%+ due 03/20/1998.................        790,241
                                                         -----------
                                                           5,316,069
                                                         -----------
 CHEMICALS -- 3.8%
              du Pont (E.I.) De Nemours & Company:
   800,000    5.716%+ due 01/13/1998.................        798,509
 1,490,000    5.668%+ due 02/17/1998.................      1,479,301
                                                         -----------
                                                           2,277,810
                                                         -----------
 COMMERCIAL SERVICES -- 3.8%
              PHH Corporation:
   550,000    5.767%+ due 01/09/1998.................        549,313
 1,734,000    5.885%+ due 03/27/1998.................      1,710,663
                                                         -----------
                                                           2,259,976
                                                         -----------
 COMPUTERS -- 5.5%
   874,000    Hewlett Packard Corporation,
                6.056%+ due 01/21/1998...............        871,111
 2,400,000    International Business Machines
                Corporation,
                5.691%+ due 03/11/1998...............      2,374,700
                                                         -----------
                                                           3,245,811
                                                         -----------
 CONSUMER PRODUCTS -- 1.5%
   909,000    Procter & Gamble Company,
                5.684%+ due 03/11/1998...............        902,334
                                                         -----------

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
 FINANCIAL SERVICES -- 14.0%
$1,414,000    General Electric Capital Corporation,
                5.820%+ due 02/10/1998...............    $ 1,405,107
 2,202,000    Household Finance Corporation,
                5.697%+ due 01/05/1998...............      2,200,661
   332,000    Motorola Credit,
                5.761%+ due 02/04/1998...............        330,228
 1,224,000    Oyster Creek Corporation,
                6.607%+ due 01/06/1998...............      1,222,895
   612,000    Toyota Motor Credit Corporation,
                5.779%+ due 01/16/1998...............        610,559
 1,070,000    Toyota Motor Credit Corporation,
                6.014%+ due 01/21/1998...............      1,066,493
 1,517,000    Trans America Finance Corporation,
                5.879%+ due 01/22/1998...............      1,511,912
                                                         -----------
                                                           8,347,855
                                                         -----------
 FOODS -- 4.7%
   851,000    Archer-Daniels-Midland Company,
                5.736%+ due 01/26/1998...............        847,702
 1,963,000    General Mills Inc.,
                5.774% due 01/08/1998................      1,960,839
                                                         -----------
                                                           2,808,541
                                                         -----------
 FOREIGN BANKS -- 4.3%
              Abbey National:
   750,000    5.725%+ due 02/02/1998.................        746,287
 1,059,000    5.712%+ due 03/31/1998.................      1,044,653
   564,000    5.7546%+ due 04/27/1998................        553,968
   200,000    Toronto Dominion,
                5.688%+ due 01/02/1998...............        199,969
                                                         -----------
                                                           2,544,877
                                                         -----------
 FOREIGN GOVERNMENT -- 3.8%
 2,282,000    Sweden (Kingdom of),
                5.732%+ due 03/16/1998...............      2,256,182
                                                         -----------
 HEALTH CARE -- 2.5%
 1,481,000    Schering Corporation,
                5.879%+ due 03/19/1998...............      1,462,881
                                                         -----------
 MANUFACTURING -- DIVERSIFIED -- 2.4%
              General Electric Company:
 1,000,000    6.171%+ due 01/09/1998.................        998,651
   400,000    5.683%+ due 01/12/1998.................        399,324
                                                         -----------
                                                           1,397,975
                                                         -----------
 MULTIMEDIA -- 4.2%
              Disney (Walt) Company:
 2,214,000    5.659%+ due 01/23/1998.................      2,206,586
   277,000    5.803%+ due 04/28/1998.................        271,959
                                                         -----------
                                                           2,478,545
                                                         -----------
 SECURITIES BROKERAGE -- 7.7%
              Goldman, Sachs & Company:
   738,000    5.922%+ due 01/16/1998.................        736,217
 1,500,000    5.888%+ due 04/06/1998.................      1,477,438
              Merrill Lynch, Pierce, Fenner & Smith
                Inc.:
   906,000    5.765%+ due 01/06/1998.................        905,292
   148,000    5.986%+ due 01/09/1998.................        147,807
   700,000    5.749%+ due 01/12/1998.................        698,807
   450,000    5.781%+ due 03/02/1998.................        445,800
   171,000    5.778%+ due 03/25/1998.................        168,816
                                                         -----------
                                                           4,580,177
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

                               DECEMBER 31, 1997

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
COMMERCIAL PAPER -- (CONTINUED)
 TELECOMMUNICATIONS -- 4.8%
$  990,000    AT&T Corporation,
                5.814%+ due 01/15/1998...............    $   987,805
 1,192,000    Ameritech,
                5.711%+ due 02/06/1998...............      1,185,325
    15,000    BellSouth Corporation,
                5.810%+ due 02/04/1998...............        711,164
                                                         -----------
                                                           2,884,294
                                                         -----------
 UTILITY -- 7.0%
 2,328,000    Florida Power,
                5.906%+ due 02/17/1998...............      2,309,717
 1,845,000    Southern California Edison Company,
                5.957%+ due 02/17/1998...............      1,841,102
                                                         -----------
                                                           4,150,819
                                                         -----------
              Total Commercial Paper
                 (Cost $55,566,593)..................     55,566,593
                                                         -----------

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
CERTIFICATES OF DEPOSIT -- 3.3%
 (Cost $1,999,324)
$2,000,000    Societe Generale-NY,
                5.810%+ due 08/04/1998. .............    $ 1,999,324
                                                         -----------
TOTAL INVESTMENTS (COST $57,565,917*)........     96.8%    57,565,917
OTHER ASSETS AND LIABILITIES (NET)...........      3.2      1,886,899
                                                 -----    -----------
NET ASSETS...................................    100.0%   $59,452,816
                                                 =====    ===========

----------------------
* Aggregate cost for Federal tax purposes.
+ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Notes to Financial Statements

                                 THE GCG TRUST
                               DECEMBER 31, 1997
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1997 the Trust had sixteen operational portfolios (the "Series"): Small Cap Series ("SC"), All-Growth Series ("AG"), Capital Appreciation Series ("CA"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Strategic Equity Series ("SE"), Managed Global Series ("MG"), Emerging Markets Series ("EM"), Hard Assets Series ("HA"; formerly Natural Resources Series), Real Estate Series ("RE"), Market Manager Series ("MM"), Multiple Allocation Series ("MA"), Fully Managed Series ("FM"), Limited Maturity Bond Series ("LMB"), Liquid Asset Series ("LA") and The Fund For Life Series. All of the Series are diversified except for HA, MG and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa") and Equitable Life Insurance Company of Iowa, an affiliated company. Equitable of Iowa became an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") on October 24, 1997. The Trust is also an investment medium for contracts offered by the Mutual Benefit Life Insurance Company in Rehabilitation and by the Security Equity Life Insurance Company.

All of the Series commenced operations on January 24, 1989, except for CA which commenced operations on May 4, 1992, MG which commenced operations on October 21, 1992, RD and EM which commenced operations on October 4, 1993, MM which commenced operations on November 14, 1994, VE which commenced operations on January 3, 1995, SE which commenced operations on October 2, 1995 and SC which commenced operations on January 3, 1996.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities. The option activity for VE for the year ended December 31, 1997 was as follows:

                                                                NUMBER OF
                                                                CONTRACTS    PREMIUMS
                                                                ---------    --------
Options outstanding at December 31, 1996....................       450       $ 78,197
Options written during the period...........................      8339        771,452
Options expired during the period...........................      8639        823,251
                                                                  ----       --------
Options outstanding at December 31, 1997....................       150       $ 26,398
                                                                  ====       ========

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 1997, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 1997 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign exchange contracts. A Series will engage in forward foreign exchange currency transactions to protect itself against fluctuations in currency exchange rates. Forward foreign exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 1997 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign exchange contracts.

SECURITIES SOLD SHORT: AG is engaged in selling securities short, which obligates the Series to replace a security borrowed by purchasing the same security at the current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"), for which the Manager is compensated under a different arrangement. Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

SERIES                                                FEE (based on combined assets of the
                                                      indicated groups of Series)

Small Cap Series, All-Growth Series, Capital          1.00% on the first $750 million in combined assets of
Appreciation Series, Value Equity Series, Rising      these Series;
Dividends Series, Strategic Equity Series, Hard       0.95% on the next $1.250 billion;
Assets Series, Real Estate Series, Multiple           0.90% on the next $1.5 billion; and
Allocation Series and Fully Managed Series            0.85% on the amount over $3.5 billion

Limited Maturity Bond Series and Liquid Asset         0.60% on the first $200 million in combined assets of
Series                                                these Series;
                                                      0.55% on the next $300 million; and
                                                      0.50% on the amount over $500 million
*Emerging Markets Series                              1.75%
Market Manager Series                                 1.00%
Managed Global Series                                 1.25% on the first $500 million and 1.05% on the amount
                                                      over $500 million

* During the year ended December 31, 1997, the fee for Emerging Markets Series increased from 1.50% to 1.75%.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows:

SERIES                                                PORTFOLIO MANAGER

Small Cap Series                                      Fred Alger Management, Inc.
All-Growth Series                                     Pilgrim Baxter & Associates, Ltd.
Capital Appreciation Series                           Chancellor LGT Asset Management, Inc.
Value Equity Series                                   Eagle Asset Management, Inc.
Rising Dividends Series                               Kayne Anderson Investment Management, LLC
Strategic Equity Series                               Zweig Advisors Inc.
Managed Global Series                                 Putnam Investment Management, Inc.
Emerging Markets Series                               Putnam Investment Management, Inc.
Hard Assets Series                                    Van Eck Associates Corporation
Real Estate Series                                    EII Realty Securities, Inc.
Market Manager Series                                 Equitable Investment Services, Inc.
Multiple Allocation Series                            Zweig Advisors Inc.
Fully Managed Series                                  T. Rowe Price Associates, Inc.
Limited Maturity Bond Series                          Equitable Investment Services, Inc.
Liquid Asset Series                                   Equitable Investment Services, Inc.

During the year ended December 31, 1997, SC, VE, SE, HA and MA, in the ordinary course of business, paid commissions of $150,041, $13,239, $1,788, $900, and $33,263, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

Prior to February 3, 1997, the Trust and the Manager employed a different Portfolio Manager for AG. Prior to March 3, 1997, the Trust and the Manager employed different Portfolio Managers for MG, EM and MM.

The custodian for the Trust is Bankers Trust Company. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American and Equitable of Iowa Companies.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1997 were as follows:

                                                                   PURCHASES          SALES
                                                                 --------------    ------------
 Small Cap Series............................................    $   81,383,634    $ 57,958,471
 All-Growth Series...........................................       233,830,495     239,614,046
 Capital Appreciation Series.................................        80,583,888      94,631,708
 Value Equity Series.........................................        92,719,959      71,752,088
 Rising Dividends Series.....................................       114,255,819      44,999,386
 Strategic Equity Series.....................................        50,135,310      33,139,804
 Managed Global Series.......................................       199,146,137     186,513,245
 Emerging Markets Series.....................................        80,338,130      87,632,064
 Hard Assets Series..........................................        52,844,313      56,658,538
 Real Estate Series..........................................        37,872,778      23,320,468
 Market Manager Series.......................................                --          21,691
 Multiple Allocation Series..................................        91,447,219      97,705,617
 Fully Managed Series........................................        68,404,852      65,982,408
 Limited Maturity Bond Series................................        32,809,707      35,252,069

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                                                                   PURCHASES          SALES
                                                                 --------------    ------------
 Market Manager Series.......................................    $           --    $    140,974
 Multiple Allocation Series..................................       119,883,039      76,696,082
 Fully Managed Series........................................           951,434              --
 Limited Maturity Bond Series................................        22,589,138      41,463,953

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                   NET TAX
                                                                  TAX BASIS       TAX BASIS          BASIS
                                                                    GROSS           GROSS          UNREALIZED
                                                                  UNREALIZED      UNREALIZED     APPRECIATION/
                                                                 APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                                 ------------    ------------    --------------
 Small Cap Series............................................    $11,237,053      $  679,398      $10,557,655
 All-Growth Series...........................................     12,497,983       2,604,237        9,893,746
 Capital Appreciation Series.................................     45,425,551         957,001       44,468,550
 Value Equity Series.........................................     10,084,054       1,859,171        8,224,883
 Rising Dividends Series.....................................     66,496,493       1,345,196       65,151,297
 Strategic Equity Series.....................................      7,725,618         455,389        7,270,229
 Managed Global Series.......................................     10,033,870       4,270,901        5,762,969
 Emerging Markets Series.....................................      4,044,462       7,140,408       (3,095,946)
 Hard Assets Series..........................................      5,751,044       3,194,990        2,556,054
 Real Estate Series..........................................     16,492,887          70,463       16,422,424
 Market Manager Series.......................................      2,902,633              --        2,902,633
 Multiple Allocation Series..................................     32,254,378       2,745,961       29,508,417
 Fully Managed Series........................................     28,298,816       3,698,105       24,600,711
 Limited Maturity Bond Series................................        641,673          88,250          553,423

4. RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

4. RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)

Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The dates of acquisition and costs of restricted and illiquid securities held at December 31, 1997 are as follows:

MANAGED GLOBAL SERIES:

                                                                            ACQUISITION
SECURITY                                                           COST         DATE
--------                                                        --------    -----------
Brazil Realty 144A GDR......................................    $ 85,013    03/20/1997
CIA Energetica Minas Geras Cemig ADR 144A...................     138,875    03/18/1997
Centrais Electrobras Santa CAT GDS 144A.....................      43,087    04/10/1997
Gujarat Ambuja Cement 144A..................................      80,030    03/18/1997
Indian Hotels Ltd. GDR 144A.................................      29,413    07/31/1997
Mahanagar Telephone Nigam 144A GDR..........................      46,636    12/03/1997
PT Astra Agro Niaga 144A....................................      11,120    11/20/1997
Grupo Accion 144A ADR.......................................      49,188    06/19/1997
Benpres Holdings Corporation 144A GDR.......................      39,270    08/15/1997
Bank Handlowy W Warsz 144A Ord. GDR.........................      10,422    06/18/1997
A.O. Mosenergo 144A ADR.....................................      66,627    03/18/1997
Tatneft 144A ADR............................................      81,400    03/18/1997
Sabanci Holdings 144A.......................................      50,242    06/30/1997
Yapi Kredi Band 144A GDR....................................      57,132    06/23/1997

Total restricted and/or illiquid securities (fair value of $839,860) represented 0.8% of net assets of MG at December 31, 1997.

On December 31, 1997, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

EMERGING MARKETS SERIES:

                                                                            ACQUISITION
SECURITY                                                           COST         DATE
--------                                                        --------    -----------
Brazil Realty 144A GDR......................................    $240,300    03/20/1997
Cemig 144A ADR..............................................     667,275    03/14/1997
Mesbla S A Pfd. ............................................     416,450    02/07/1994
Pick Szeged Rt. GDR 144A....................................     407,324    12/09/1997
Gujarat Ambuja Cement 144A..................................     575,960    03/14/1997
Indian Hotels Ltd. GDR 144A.................................     156,000    12/16/1997
Mahanagar Telephone Nigam GDR 144A..........................     276,230    12/03/1997
Mahindra & Mahindra GDR 144.................................     348,369    04/09/1996
PT Astra Agro Niaga 144A....................................      66,719    11/20/1997
Alfa SA DE CV 8% 9/15/00....................................     734,314    03/14/1997
Grupo Accion 144A ADR.......................................     306,213    06/19/1997
Benpres Holdings Corp. 144A GDR.............................     235,620    05/08/1995
Kredyt Bank GDR 144A........................................     441,324    12/11/1997
Tatneft 144A ADR............................................     450,000    03/14/1997
Sabanci Holdings 144A.......................................     305,685    06/30/1997

Total restricted and/or illiquid securities (fair value of $5,723,181) represented 14.5% of net assets of EM at December 31, 1997.

On December 31, 1997, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST
                               DECEMBER 31, 1997

4. RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)

FULLY MANAGED SERIES:

                                                                               ACQUISITION
SECURITY                                                            COST          DATE
--------                                                         ----------    -----------
 Homestake Mining Company, Conv. Bond, 144A, 5.500% due
  6/23/2000.................................................    $1,699,885    02/16/1995
 Kemper Corporation, Series E, Conv. Pfd. Stock, 144A........     1,946,734    02/06/1995
 Roche Holdings Inc., 144A Conv. Bond due 05/06/2012.........     2,216,916    04/29/1997
 Thomas Nelson Inc., Conv. Bond, 144A, 5.75% due
  11/30/1999................................................       148,998    12/15/1997

Total restricted and/or illiquid securities (fair value of $6,379,500) represented 3.8% of net assets of FM at December 31, 1997.

On December 31, 1997, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

5. CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                   LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED
                                   EXPIRING IN 2001   EXPIRING IN 2002   EXPIRING IN 2003   EXPIRING IN 2004   EXPIRING IN 2005
                                   ----------------   ----------------   ----------------   ----------------   ----------------
 Small Cap Series.................          --                --                     --         $1,707,414         $2,463,267
 Emerging Markets Series..........          --                --             $8,462,512                 --                 --
 Limited Maturity Bond Series.....          --                --                     --            339,928                 --
 Liquid Asset Series..............        $172               $15                     --              1,432                816

6. SUBSEQUENT EVENT

Effective January 2, 1998, ING Investment Management, LLC ("IIMLLC"), an affiliate of Equitable Investment Services, Inc. ("EISI"), assumed the portfolio management responsibilities of EISI, for the Market Manager Series, Limited Maturity Bond Series and Liquid Assets Series of the Trust. The EISI personnel who manage these portfolios have moved to IIMLLC and no changes in investment personnel are anticipated for any portfolio.

                                 THE GCG TRUST

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a Special Meeting of Shareholders of the Trust held on October 9, 1997, the following actions were taken:

(1) The new management agreement between the Trust and DSI to become effective upon the merger of Equitable of Iowa with PFHI Holdings, Inc., an ING subsidiary was approved by the shareholders of the trust as follows:

                             AGAINST OR
              FOR             WITHHELD         ABSTAINED            TOTAL
              ---            ----------        ---------            -----
          134,986,065        1,573,533         10,143,446        146,703,043

(2) The new portfolio management agreement between the Trust, DSI and each Series' corresponding Portfolio Manager to become effective upon the merger of Equitable of Iowa with PFHI was approved by the shareholders of the Trust as follows:

                                                                         AGAINST OR
                                                               FOR        WITHHELD    ABSTAINED     TOTAL
                                                            ----------   ----------   ---------   ----------
 Small Cap Series........................................    3,723,123     72,839       210,306    4,006,268
 All-Growth Series.......................................    4,913,474     65,216       249,869    5,228,558
 Capital Appreciation Series.............................    9,001,073    129,522       451,758    9,582,353
 Value Equity Series.....................................    3,637,399     20,563       175,168    3,833,131
 Strategic Equity Series.................................    3,019,388     22,686       156,927    3,199,001
 Rising Dividends Series.................................    9,889,981     86,909       546,099   10,522,989
 Emerging Markets Series.................................    4,042,322    119,893       352,168    4,514,384
 Managed Global Series...................................    7,700,599    150,732       452,563    8,303,894
 Hard Assets Series......................................    2,250,289     70,932       117,433    2,438,654
 Real Estate Series......................................    3,428,046     64,038       196,129    3,688,214
 Market Manager Series...................................      365,419      9,796        22,483      397,698
 Multiple Allocation Series..............................   17,905,806    207,287     1,218,717   19,331,811
 Fully Managed Series....................................    9,032,944     97,069       472,138    9,602,151
 Limited Maturity Bond Series............................    7,056,736     25,992       156,731    7,239,459
 Liquid Asset Series.....................................   48,377,164    579,029     5,858,286   54,814,478

(3) All Growth Series

A change in a fundamental investment restriction of All-Growth Series was approved by shareholders of the Series as follows:

                             AGAINST OR
              FOR             WITHHELD         ABSTAINED            TOTAL
              ---            ----------        ---------            -----
            4,681,181          227,964            319,413          5,228,558

(4) Hard Assets Series

A change in a fundamental investment restriction of Hard Assets Series was approved by shareholder of the Series as follows:

                             AGAINST OR
              FOR             WITHHELD         ABSTAINED            TOTAL
              ---            ----------        ---------            -----
           2,166,324          158,582            113,748          2,438,654

(5) All Series of the Trust

Election of Elizabeth J. Newell on the Board of Trustees of the Trust approved by the shareholders of the Trust follows:

                             AGAINST OR
              FOR             WITHHELD         ABSTAINED            TOTAL
              ---            ----------        ---------            -----
          133,567,305        1,539,039         11,596,699        146,703,043

--------------------------------------------------------------------------------
   Tax Information -- (Unaudited)

                                 THE GCG TRUST

FISCAL YEAR ENDED DECEMBER 31, 1997

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1997, were as follows:

 All Growth Series...................................  $1,930,785
 Capital Appreciation Series.........................  11,745,732
 Value Equity Series.................................   1,399,789
 Rising Dividends Series.............................   4,219,889
 Hard Assets Series..................................   5,003,011
 Real Estate Series..................................   2,351,118
 Market Manager Series...............................     329,039
 Multiple Allocation Series..........................   8,997,495
 Fully Managed Series................................   7,958,193
 Managed Global Series...............................     395,557
 Strategic Equity Series.............................      59,941

                                                                            BULK RATE
Golden American Life Insurance Company                                    U.S. POSTAGE
1001 Jefferson Street                                                         PAID
Wilmington, DE 19801                                                     PERMIT NO. 3361
                                                                         DES MOINES, IA